                                                                EXHIBIT 10.4








________________________________________________________________________________


                               TRANSFER AGREEMENT


                                 BY AND BETWEEN


                          MORRISON KNUDSEN CORPORATION


                                       AND


                               MK RAIL CORPORATION


________________________________________________________________________________






                          Dated as of February 25, 1994

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----



ARTICLE 1.     DEFINITIONS                                                     1

               Section 1.1.   General                                          1
               Section 1.2.   Certain Other Definitions                        6

ARTICLE 2.     TRANSFERS; ASSUMPTION OF LIABILITIES, EXCLUDED CONTRACTS        6

               Section 2.1.   Transfers                                        6
               Section 2.2.   Consideration; Assumption of Liabilities         7
               Section 2.3.   The Closings                                     7
               Section 2.4.   Required Consents                                8
               Section 2.5.   Effective Date.                                  9
               Section 2.6.   Excluded Contracts.                              9

ARTICLE 3.     REPRESENTATIONS AND WARRANTIES                                 10

               Section 3.1.   Representations and Warranties of MK Ohio       10
               Section 3.2.   Representations and Warranties of MK Rail       10
               Section 3.3.   No Other Representations and Warranties         11


ARTICLE 4.     ENVIRONMENTAL MATTERS                                          11

ARTICLE 5.     ACCESS TO INFORMATION AND SERVICES                             11

               Section 5.1.   Provision of Books and Records                  11
               Section 5.2.   Access to Information                           11
               Section 5.3.   Production of Witnesses and Individuals         12
               Section 5.4.   Confidentiality                                 12

ARTICLE 6.     EMPLOYEE MATTERS; LABOR MATTERS                                12

ARTICLE 7.     INSURANCE                                                      12

ARTICLE 8.     ADDITIONAL COVENANTS OF THE PARTIES                            13

               Section 8.1.   Further Assurances; Subsequent Transfers        13
               Section 8.2.   Related Agreements                              13
               Section 8.3.   Signs; Use of Morrison Knudsen Name             13
               Section 8.4.   Plant Closings and Layoffs                      14

               Section 8.5.   Non-Competition                                 14
               Section 8.6.   Tax Agreement                                   15

ARTICLE 9.     CONDITIONS TO MK OHIO'S OBLIGATIONS                            15

ARTICLE 10.    CONDITIONS TO MK RAIL'S OBLIGATIONS                            15

ARTICLE 11.    SURVIVAL, INDEMNIFICATION, CLAIMS AND OTHER MATTERS            15

               Section 11.1.  Survival of Agreements                          15
               Section 11.2.  Indemnification                                 16
               Section 11.3.  Procedure for Indemnification                   17
               Section 11.4.  Other Claims                                    18
               Section 11.5.  No Beneficiaries                                18

ARTICLE 12.    DISPUTE RESOLUTION                                             19

               Section 12.1.  Mediation and Binding Arbitration               19
               Section 12.2.  Initiation                                      19
               Section 12.3.  Submission to Mediation                         19
               Section 12.4.  Selection of Mediator                           19
               Section 12.5.  Mediation and Arbitration                       19
               Section 12.6.  Selection of Arbitrator                         19
               Section 12.7.  Cost of Arbitration                             20
               Section 12.8.  Confidentiality                                 20

ARTICLE 13.    MISCELLANEOUS                                                  20

               Section 13.1.  Complete Agreement                              20
               Section 13.2.  Expenses                                        20
               Section 13.3.  Governing Law                                   20
               Section 13.4.  Notices                                         20
               Section 13.5.  Amendment and Modification                      21
               Section 13.6.  Successors and Assigns                          21
               Section 13.7.  No Third Party Beneficiaries                    21
               Section 13.8.  Counterparts                                    21
               Section 13.9.  Interpretation                                  21
               Section 13.10. Annexes, Schedules and Exhibits                 22
               Section 13.11. Legal Enforceability                            22

ANNEX I   Transferred Assets
               A    Real Property
               B    Personal Property
               C    Leases
               D    Contracts
               E    Intellectual Property
               F    Stock of Subsidiaries
               G    Foreign Interests
               H    Licenses and Permits
               I    Miscellaneous

ANNEX II  Assumed Liabilities

ANNEX III Required Consents

ANNEX IV  Continuing Obligations of MK Ohio

ANNEX V   Excluded Contracts

EXHIBIT A Corporate Support and Professional Services Agreement
EXHIBIT B Environmental Liability Transfer Agreement
EXHIBIT C Intellectual Property Agreement
EXHIBIT D Tax Agreement
EXHIBIT E Bank Documents

                               TRANSFER AGREEMENT

               TRANSFER AGREEMENT, dated February 25, 1994, by and between Morrison Knudsen Corporation, an Ohio corporation ("MK Ohio"), as transferor, and MK Rail Corporation, a Delaware corporation ("MK RAIL"), as transferee.

               WHEREAS, MK Ohio has from time to time in the past and is currently engaged in (i) the contract remanufacturing of railroad locomotives ("Locomotives"), (ii) the design, development and manufacture of new Locomotives, (iii) the design, manufacture and distribution of Locomotive component parts, and (iv) the provision of Locomotive fleet maintenance services to third parties (individually and collectively, the "Business") conducted (A) at various locations in the United States, Mexico, Argentina and Australia, including facilities identified in Annex I-A hereto, (B) through various divisions and subsidiaries, including the following direct subsidiaries identified in Annex I-F and their wholly-owned subsidiaries (collectively, the "Subsidiaries"), MK Engine Systems Company, Inc., Clark Industries, Inc., Motor Coils Manufacturing Co., Power Parts Company, and Touchstone, Inc. and (C) through investments in certain foreign corporations, partnerships or joint ventures identified in Annex I-G (the "Foreign Interests");

               WHEREAS, the Board of Directors of MK Ohio has determined that the interests of its shareholders would be best served by a transfer of the Business to MK Rail on the terms and conditions set forth herein;

               WHEREAS, the Board of MK Rail has determined that the interests of its stockholders would best be served by accepting the transfer of the Business on the terms and conditions set forth herein;

               WHEREAS, MK Ohio desires to transfer, assign, convey and deliver to MK Rail, and MK Rail desires to acquire and assume from MK Ohio and its Affiliates (collectively referred to herein as "Transfer") (i) all of the assets used primarily in the Business, (ii) all Liabilities (as hereinafter defined) relating to, arising out of or resulting from the Business or the use, ownership or operation of the assets associated therewith, (iii) all of the issued and outstanding shares of capital stock (the "Stock") of the Subsidiaries owned by MK Ohio and (iv) all of the shares or interests owned by MK Ohio in the Foreign Interests;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE 1.     DEFINITIONS

               Section 1.1. GENERAL. As used in this Agreement, capitalized terms defined immediately after their use shall have the respective meanings thereby provided, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               ACTION: any action, claim, suit, arbitration, inquiry, subpoena, discovery request, proceeding or investigation by or before any court or grand jury, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal related to, arising out of, or resulting from the conducting of: (i) the Business, (ii) the Stock, (iii) the Assets, (iv) the Foreign Interests, (v) the Assumed Contracts or (vi) the Assumed Liabilities.

               AFFILIATE: with respect to any specified person, a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person; provided that MK Ohio and MK Rail shall not be deemed to be Affiliates of each other for purposes of this Agreement.

               ASSETS: collectively, all of the assets of MK Ohio described or identified in Annexes I-A, I-B, I-C, I-D, I-G and I-I.

               ASSUMED CONTRACTS: shall mean (i) those contracts and other agreements listed in Annex I-D annexed hereto and made a part hereof, and (ii) all oral agreements and understandings primarily related to the Business.

               ASSUMED LIABILITIES: collectively, all of the Liabilities of MK Ohio or its Affiliates described or identified in Annex II.

               ASSUMPTION AGREEMENT AND CONSENT: the Assumption Agreement and Consent, dated as of February 25, 1994, among MK Ohio,MKD, MK Rail, and CIBC INC., pursuant to which MK Rail will assume the obligations of MK Ohio under the Credit Agreement.

               BANK DOCUMENTS: the Credit Agreement, the Assumption Agreement and Consent, the Guaranty and the First Limited Waivers, substantially in the form of such documents contained in Exhibit E hereto.

               BOOKS AND RECORDS: the books and records of MK Ohio (or true and complete copies thereof), including all computerized books and records owned by MK Ohio, that relate primarily to the Business and are necessary for MK Rail to operate the Business, including, without limitation, (i) all such books and records relating to the purchase of materials, supplies and services for the Business, the manufacture and sale of products by the Business or dealings with customers of the Business, (ii) all files relating to any Action in respect of any Assumed Liability, (iii) all filings with government agencies primarily relating to the Business, and (iv) original corporate minute books, stock ledgers and certificates and corporate seals of MK Rail, the subsidiaries and the Foreign Interests; provided, however that there shall be excluded from the foregoing the Books and Records relating to the Excluded Contracts.

               CIBC INC.: CIBC INC., a banking corporation that acts as lender under the Credit Agreement.

               CODE: the Internal Revenue Code of 1986, as amended.

               CONTINUING OBLIGATIONS: all Liabilities of MK Ohio or its Affiliates relating to, arising out of or resulting from the Business that shall continue after the First Closing Date, as further described on Annex IV.

               CORPORATE SERVICES AGREEMENT: the Corporate Support and Professional Services Agreement, substantially in the form of Exhibit A, pursuant to which MK Ohio will provide certain corporate services to MK Rail after the First Closing Date.

               CREDIT AGREEMENT: Credit Agreement, dated as of February 18, 1994, among MK Ohio, MKD and CIBC INC.

               EMPLOYEE: any active employee of MK Ohio or a Subsidiary, as applicable, (including any employee on authorized leave of absence, sick pay leave or short-term disability) who has been designated by MK Ohio as being employed with respect to the Business as of January 29, 1994.

               EMPLOYEE TRANSFER AND BENEFITS AGREEMENT: The Employee Transfer and Benefits Agreement referred to in Article VI hereof relating to the transfer of Employees and Employee Benefit Plans.

               EMPLOYEE BENEFIT PLANS: all pension, profit sharing, bonus, stock purchase, stock option, insurance, health care, severance, welfare benefit, vacation and other employee, fringe benefit, incentive compensation or deferred salary plans, that is maintained by MK Ohio or by a Subsidiary, as applicable, including each plan sponsored by MK Ohio or a Subsidiary which is governed by the terms and provisions of ERISA, or with respect to which MK Ohio or a Subsidiary, as applicable, makes contributions or incurs costs and in which any Employee is a participant.

               ENVIRONMENTAL LIABILITIES: as defined in the Environmental Liability Transfer Agreement.

               ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT: the Environmental Liability Transfer Agreement substantially in the form of Exhibit B relating to the assignment to MK Rail of the Idaho Department of Environmental Quality Post Closure Permit and the assumption by MK Rail of the Environmental Liabilities.

               ERISA: the Employee Retirement Income Security Act of 1974, as amended.

               EXCLUDED CONTRACTS: those certain purchase orders and locomotive cores relating to that portion of the SP Contract relating to the remanufacture of approximately 43 locomotives to be completed by MK Ohio at its Hornell, New York Plant as more particularly described on Annex V.

               FIRST CLOSING: the closing of the Transfer of the Assets, as provided in Section 2.3.

               FIRST CLOSING DATE: the date and time on which First Closing occurs.

               FOREIGN INTERESTS: interests in certain foreign partnerships, corporations and joint ventures, further described in Annex I-G.

               FIRST LIMITED WAIVERS: MK Rail Limited Waiver, Joy MK Limited Waiver and MK Gold Limited Waiver, pursuant to which CIBC INC. consents to the Transfers.

               GUARANTY: Guaranty, dated as of February 22, 1994, from MK Ohio to CIBC INC., pursuant to which MK Ohio will guaranty the obligations of MK Rail under the Credit Agreement that MK Rail has assumed pursuant to the Assumption Agreement and Consent.

               INSURANCE PROGRAM: collectively, the series of insurance policies pursuant to which various insurance carriers provide insurance coverage to MK Ohio in respect of claims or occurrences relating to, arising out of, or resulting from the Business, including, without limitation, property damage, manufacturer's output, business interruption, transit, fire, extended coverage, fiduciary, fidelity, environmental impairment, employee crime, general liability, products' liability, automobile liability and employer's liability insurance coverage, but excluding any insurance policy providing benefits to Employees pursuant to an Employee Benefit Plan.

               INTELLECTUAL PROPERTY AGREEMENT: Service Mark and Trademark License Agreement substantially in the form of Exhibit C, pursuant to which MK Ohio and MK Rail will provide for certain matters involving intellectual property.

               JOY MK LIMITED WAIVER: First Limited Waiver Regarding Transfer of Assets to MK Rail Corporation among CIBC INC., Joy MK Projects Company, MK Ohio and MKD.

               LIABILITIES: any and all debts, liabilities, warranties and obligations (of any nature or type whatsoever regardless of when arising), whether accrued, contingent or reflected on a balance sheet, including, without limitation, those related to, arising out of or resulting from (i) any law, rule, regulation, Action, order or consent decree of any governmental entity,
(ii) any judgment or award of any court, arbitrator or other governmental or non-governmental tribunal, or (iii) any lease, contract, commitment or undertaking.

               LEASES: the leases described in Annex I-C.

               LOSS: any loss, Liability, claim, damage, obligation, payment, cost or expense (including, without limitation, the costs and expenses of any Action, any demand, assessment, judgment, settlement or compromise related thereto and reasonable attorneys' fees, disbursements and other charges in connection therewith).

               MKD:  Morrison Knudsen Corporation, a Delaware Corporation.

               MK GOLD LIMITED WAIVER: First Limited Waiver Regarding Transfer of Assets to MK Rail Corporation among CIBC INC., MK Gold Company, MK Ohio and MKD.

               MK RAIL LIMITED WAIVER: First Limited Waiver Regarding Transfer of Assets to MK Rail Corporation among CIBC INC., MK Rail, MK Ohio and MKD.


               PERMITTED EXCEPTIONS:

                    (a) all liens for taxes, assessments, both general and special, and other governmental charges and assessments that are not due and payable as of the First Closing Date or are being contested in good faith by MK Ohio;

                    (b) all building codes and zoning ordinances and other laws, ordinances, regulations, rules, orders or determinations of any federal, state, county, municipal, foreign or other governmental authority affecting the Real Property as to which the existing structures on the Real Property are not in material violation;

                    (c) all recorded easements, rights-of-way, covenants, conditions, restrictions, reservations, licenses and agreements and other matters of record;

                    (d) all encroachments, overlaps, boundary line disputes, shortages in area, drainage and other easements and other matters not of record that would be disclosed by an accurate survey or inspection of the Real Property, including, without limitation, any of the foregoing which are disclosed by the Surveys defined in Section 8.2;

                    (e) all electrical power, telephone, gas, sanitary sewer, storm sewer, water and other utility lines, pipelines, service lines and facilities of any nature now located on, over or under the Real Property, and all licenses, easements, rights-of-way and other agreements relating thereto; and

                    (f) all existing public and private roads and streets (whether dedicated or not dedicated) and all railroad lines and rights-of-way affecting the Real Property.

               REAL PROPERTY: collectively, the real property on which MK Ohio conducts the Business in Boise, Idaho, Mountaintop, Pennsylvania and Latham, New York, including in each case, the offices, buildings, structures and other improvements located thereon, the fixtures contained therein and the easements and other rights and appurtenances relating thereto, as more particularly described in Annex I-A.

               REGISTRATION STATEMENT: The Registration Statement filed with the Securities and Exchange Commission on February 24, 1994, relating to the offering to the public by MK Rail of shares of its common stock.

               REGISTRATION STATEMENT EFFECTIVE DATE: the date the Securities and Exchange Commission declares effective the Registration Statement.

               RELATED AGREEMENTS: the Corporate Services Agreement, the Environmental Liability Transfer Agreement, the Intellectual Property Agreement and the Tax Agreement.

               SECOND CLOSING: the closing of the purchase and sale of the Stock and the Foreign Interests, as provided in Section 2.3.

               SECOND CLOSING DATE: the date and time on which the Second Closing occurs, which shall not be later than one day prior to the Registration Statement Effective Date.

               SP CONTRACT: that certain firm commitment order from Southern Pacific Transportation Company for the remanufacture and delivery by the Company of 133 locomotives.

               Section 1.2.   CERTAIN OTHER DEFINITIONS.

                    (a) The words "hereof," "herein" and "hereunder," and words of like import, refer to this Agreement as a whole and not to any particular Section or Article hereof. References herein to any Section, Article, Annex or Exhibit are, except as otherwise specified, to such Section or Article of, or such Annex or Exhibit to, this Agreement.

                    (b) Except as otherwise specified, all dollar amounts referred to herein are stated in United States dollars.

                    (c) The term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.


ARTICLE 2.     TRANSFERS; ASSUMPTION OF LIABILITIES; EXCLUDED CONTRACTS

               Section 2.1. TRANSFERS. Subject to the terms and conditions set forth herein and in exchange for the consideration set forth in Section 2.2 below, MK Ohio agrees to Transfer to MK Rail, and MK Rail agrees to accept from MK Ohio, the Assets (including the Assumed

Contracts, the Leases, the Real Property, the Licenses and Permits and the Intellectual Property), the Stock and the Foreign Interests.

               Section 2.2. CONSIDERATION; ASSUMPTION OF LIABILITIES. In consideration of the Transfer hereunder and of the covenant not to compete set forth in Section 8.5, (i) MK Rail shall issue to MK Ohio 2,000 shares of MK Rail Common Stock and (ii) MK Rail shall assume from MK Ohio the Assumed Liabilities and shall assume, pay and discharge all of MK Ohio's liabilities relating to, arising out of or resulting from all of the Assumed Contracts and the Leases.

               Section 2.3. THE CLOSINGS. The Closings shall take place at the offices of MK Ohio.

                    (a) The First Closing shall take place on February 25, 1994. At the First Closing:

                         (i)  MK Ohio shall execute and deliver to MK Rail:

                              (A)  a special warranty or grant deed to each
parcel of Real Property identified in Annex I-A (subject to Permitted Exceptions), executed in accordance with the requirements of applicable state law, in recordable form and otherwise in a form reasonably satisfactory to MK Ohio and MK Rail, which shall convey all of MK Ohio's right, title and interest in and to each parcel of Real Property identified in Annex I-A;

                              (B)  a bill of sale relating to the Assets
described or identified in Annex I-B in a form reasonably satisfactory to MK Ohio and MK Rail;

                              (C)  assignments of the Leases identified in Annex
I-C in a form reasonably satisfactory to MK Ohio and MK Rail;

                              (D)  assignments of the intellectual property
identified in Annex I-E in a form reasonably satisfactory to MK Ohio and MK
Rail;

                              (E)  the Related Agreements;

                              (F)  such other instruments of conveyance as MK
Rail shall reasonably request to effect the transfer of the Assets hereunder;

                    (b)  MK Rail shall execute and deliver to MK Ohio:

                         (ii)   the related Agreements; and

                         (iii)  such instruments of assumption as MK Ohio shall
reasonably request to effect the assumption of the Assumed Liabilities hereunder;

                         (iv)   MK Rail shall deliver to MK Ohio a duly
executed stock certificate or certificates representing 1000 fully paid and nonassessable shares of MK Rail Common Stock;

                         (v)    MK Ohio, MK Rail and the other parties thereto
shall execute and deliver the Bank Documents.

                    (c) The Second Closing shall take place not later than one day prior to the Registration Statement Effective Date. At the Second Closing:

                         (i)    MK Ohio shall deliver certificates representing
all of the Stock of the Subsidiaries, as described in Annex I-F, and certificates or interests representing MK Ohio's interest in the Foreign Interests described in Annex I-G in good delivery form and duly endorsed for transfer to MK Rail or accompanied by duly executed stock powers enclosed to MK Rail evidencing such shares of Stock and such Foreign Interests; and

                         (ii)   MK Rail shall deliver to MK Ohio a duly executed
stock certificate representing 1,000 fully paid and nonassessable shares of MK Rail Common Stock.


               Section 2.4. REQUIRED CONSENTS. To the extent that the assignment of any Assumed Contract or Lease shall require the consent of the other party thereto, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof, and the provisions of this Section 2.4 shall apply. The parties hereto shall use their best efforts to obtain any consent, approval or amendment required to novate, or to assign to MK Rail, the Assumed Contracts and the Leases. The parties have caused to be prepared Annex III hereto which contains a description of all consents, approvals or amendments known to the parties on the date hereof to be required. The parties will amend Annex III from time to time prior to the Second Closing Date to identify any further such consents (collectively, the "Required Consents").

               Neither MK Ohio nor any of its Affiliate shall be obligated to pay any consideration for obtaining a Required Consent (except for filing fees and other administrative charges) to the third party from which such Required Consent is requested. In the event and to the extent that MK Ohio is unable to obtain any such Required Consent, (i) MK Ohio shall continue to be bound thereby and (ii) unless prohibited by law or the terms thereof, MK Rail shall pay, perform and discharge fully all the obligations of MK Ohio thereunder and indemnify MK Ohio and its Affiliates against any Losses relating to, arising out of, or resulting from such performance by MK Rail. MK Ohio shall, without further consideration therefor, pay and remit to MK Rail promptly all monies, rights and other consideration received to the extent of such performance. MK Ohio shall exercise or exploit its rights and options under all such agreements, leases, licenses and other rights and commitments referred to in this Section
2.4 only as
reasonably directed by MK Rail and at MK Rail's expense. If and when any such Required Consent shall be obtained or such agreement, lease, license, claim or other right shall otherwise become assignable, MK Ohio shall promptly assign all of its rights and obligations thereunder to MK Rail without payment of further consideration and MK Rail shall, without the payment of any further consideration therefor, assume such rights and obligations. To the extent that the assignment of any agreement (or the proceeds thereof) pursuant to this Agreement is prohibited by law, the assignment provisions of this Agreement shall operate to create a subcontract with MK Rail to perform the obligations of MK Ohio under each unassignable agreement at a subcontract price equal to the monies, rights and other considerations received by MK Ohio with respect to the performance by MK Rail under such agreement, and MK Rail shall indemnify MK Ohio and its Affiliates against any losses relating to, arising out of or resulting from such performance by MK Rail.

               Section 2.5.   EFFECTIVE DATE.

                    (a) Results of operations of the portion of the Business comprised of the Assets, subject to the Assumed Liabilities, through the accounting period at 11:59 p.m. on January 28, 1994 shall be included in the consolidated results of operations of MK Ohio; and, after such time, operations of such portion of the Business shall be conducted and the results thereof shall be for the account of MK Rail.

                    (b) Results of operations of the portion of the Business comprised of the Stock and the Foreign Interests up to the day immediately preceding the Second Closing Date shall be included in the consolidated results of operations of MK Ohio; and, after such time, operations of such portions of the Business shall be conducted and the results thereof shall be for the account of MK Rail.

                    (c) Until the execution and delivery of the Employee Transfer and Benefit Agreement, Employees shall continue to be employees of MK Ohio, or of a Subsidiary as applicable, for all purposes including without limitation participation in Employee Benefit Plans; PROVIDED, HOWEVER, that MK Rail shall pay to MK Ohio or to a Subsidiary as applicable all charges for payroll, fringe benefits and other expenses relating to, arising out of, or resulting from such Employees, and shall indemnify and hold MK Ohio harmless from all other Liabilities relating to, arising out of, or resulting from such Employees for the period beginning after (i) 11:59 p.m. on January 28, 1994 with respect to Employees of MK Ohio and (ii) 11:59 on the day immediately preceding the Second Closing Date with respect to Employees of a Subsidiary.

                    (d) MK Ohio shall maintain the Insurance Program in accordance with Article 7.

               Section 2.6. EXCLUDED CONTRACTS. There shall be excluded from the transfers contemplated by this Agreement all rights and obligations of MK Ohio in and to the Excluded Contracts. MK Ohio shall perform its obligations under the purchase orders identified in Annex

V and shall own, continue to possess and be entitled to the products and proceeds of sale of all inventory and work in process of locomotive cores remanufactured from materials, goods and supplies provided to MK Ohio under such purchase orders.


ARTICLE 3.     REPRESENTATIONS AND WARRANTIES

               Section 3.1. REPRESENTATIONS AND WARRANTIES OF MK OHIO. MK Ohio represents and warrants to MK Rail as follows:

                    (a) MK Ohio is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of MK Ohio, and no other corporate proceeding on the part of MK Ohio necessary to authorize this Agreement and the transactions contemplated hereby.

                    (b) The execution, delivery and performance by MK Ohio of this Agreement or any other agreement or instrument contemplated hereby will not constitute a breach or violation of MK Ohio's Articles of Incorporation or other charter documents or Bylaws.

                    (c) The authorized capital stock of each Subsidiary, and the number of shares issued and outstanding in each case, are set forth in Annex I-F. All of the shares of Stock are validly issued, fully paid and nonassessable. All of the shares of Stock are owned of record and beneficially by MK Ohio and are owned thereby free and clear of all liens, pledges, charges, encumbrances, security interests, restrictions or other rights or interests of any nature. None of the Subsidiaries has any securities outstanding which are convertible into or exchangeable or exercisable for shares of its capital stock, and there are no contracts, options, subscription agreements, commitments, understandings, arrangements or restrictions by which any Subsidiary is obligated to issue shares of its capital stock.

                    (d) Each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth in Annex I-F, has corporate power to own all of its property and assets and to carry on its business as now conducted. Each Subsidiary is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, and each such jurisdiction is shown in Annex I-F.


               Section 3.2. REPRESENTATIONS AND WARRANTIES OF MK RAIL. MK Rail represents and warrants to MK Ohio as follows:

                    (a) MK Rail is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of MK Rail, and no other corporate proceeding on the part of MK Rail is necessary to authorize this Agreement or the transactions contemplated hereby.

                    (b) The execution, delivery and performance by MK Rail of this Agreement or any other agreement or instrument contemplated hereby will not constitute a breach or violation of, or require any consent or approval of any person under, MK Rail's Articles of Incorporation or other charter documents or Bylaws.

               Section 3.3. NO OTHER REPRESENTATIONS AND WARRANTIES. Except as set forth in this Article 3, neither party hereto has made any additional representations and warranties to the other, and no party hereto has relied on any representations and warranties except as specifically set forth herein. In addition, the parties acknowledge that MK Ohio is hereby transferring the Assets to MK Rail in an "as is, where is" condition, and MK Ohio hereby disclaims any representations or warranties, direct or implied, with respect to such Assets, including any warranty of merchantability or fitness for a particular purpose.


ARTICLE 4.     ENVIRONMENTAL MATTERS

               Certain environmental matters relating to the assumption by MK Rail of Environmental Liabilities shall be governed by the terms and conditions of the Environmental Liability Transfer Agreement, substantially in the form attached as Exhibit B hereto, which is incorporated herein by this reference.


ARTICLE 5.     ACCESS TO INFORMATION AND SERVICES

               Section 5.1. PROVISION OF BOOKS AND RECORDS. As soon as practicable after the First Closing Date, MK Ohio shall deliver to MK Rail all Books and Records. Such Books and Records shall be the property of MK Rail but shall be retained and made available readily to MK Ohio for review and duplication until the earlier of (i) notice from MK Ohio that such records are no longer needed by MK Ohio and (ii) the fifth anniversary of the First Closing Date.

               Section 5.2. ACCESS TO INFORMATION. From and after the First Closing Date, MK Ohio and MK Rail shall afford to each other and to each other's authorized accountants, counsel and other designated representatives reasonable access and duplicating rights (with copying costs to be borne by the requesting party) during normal business hours to all Books and Records and documents, communications, items and matters (collectively, "Information") within each other's knowledge, possession or control relating to the Assets, the Stock, the Business and the

Transferred Employees, insofar as such access is reasonably required by MK Ohio or MK Rail, and each party hereto shall use reasonable efforts to cause other persons or entities possessing Information to give similar access. Information may be requested under this Article 5 for, without limitation, audit, accounting, claims, Actions, litigation and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations, but not for competitive purposes.

               Section 5.3. PRODUCTION OF WITNESSES AND INDIVIDUALS. From and after the First Closing Date, MK Ohio and MK Rail shall use reasonable efforts to make available to each other, upon written request, any of their respective officers, directors, employees or agents for fact finding, consultation and interviews and as witnesses to the extent that any such person may reasonably be required in connection with any Actions in which the requesting party may from time to time be involved relating to the conduct of the Business prior to the Closing Date. Any party requesting the provision of individuals or witnesses pursuant to this Section 5.3 shall reimburse the party to which such request is directed for reasonable out-of-pocket expenses (but not labor charges or salary payments) incurred by it in connection with such request.

               Section 5.4. CONFIDENTIALITY. MK Ohio and MK Rail each shall hold, and shall cause their respective officers, employees, agents, consultants and advisors to hold, in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of legal counsel, by other requirements of law, all confidential information concerning any other party hereto furnished and designated as confidential by such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (i) available to such party on a non-confidential basis prior to its disclosure by such other party, (ii) in the public domain through no fault of such party or (iii) later lawfully acquired from other sources by such party), and no party shall release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors who shall be advised of the provisions of this Section 5.4. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by any other party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

ARTICLE 6.     EMPLOYEE MATTERS; LABOR MATTERS

               Following the First Closing Date, MK Ohio and MK Rail shall prepare, execute and deliver an Employee Transfer and Benefits Agreement which shall govern all matters relating to the Transfer of Employees and of related Employee Benefit Plans to MK Rail and the participation, if any, by Employees in any Employee Benefit Plans.


ARTICLE 7.     INSURANCE

               MK Ohio shall keep in effect all policies under the Insurance Program in effect as of the date hereof insuring (i) the operations of the Business comprised of the Assets until the end of the day on the First Closing Date and (ii) the operations of the Business comprised of the Stock and the Foreign Interests until the end of the day on the Second Closing Date ("Insurance Termination Date"), unless MK Rail shall have earlier obtained appropriate coverage and notified MK Ohio in writing to that effect. MK Rail acknowledges that MK Ohio is terminating all coverage under the Insurance Program as of the Insurance Termination Date and that it is the responsibility of MK Rail to obtain insurance policies which will allow MK Rail to make claims for any occurrence (as defined in the applicable insurance policy or policies comprising the Insurance Program), whether prior to or after the First Closing Date, or Second Closing Date, as the case may be. MK Ohio shall, if so requested by MK Rail, use reasonable efforts to assist MK Rail in obtaining initial insurance coverage, but shall not be obligated to obtain or pay for such insurance.

ARTICLE 8.     ADDITIONAL COVENANTS OF THE PARTIES

               Section 8.1.  FURTHER ASSURANCES; SUBSEQUENT TRANSFERS.

                    Each party hereto shall execute and deliver such further instruments of Transfer and shall take such other actions, as the other party may reasonably request in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Without limiting the generality of the foregoing, at any time and from time to time after the First Closing Date, at the request of MK Rail and without further consideration, MK Ohio shall execute and deliver such other instruments of Transfer and take such action as MK Rail may reasonably deem necessary or desirable in order to more effectively Transfer to MK Rail, and to confirm MK Rail's title to, all of the Assets, Stock and Foreign Interests, and MK Rail shall execute and deliver to MK Ohio all instruments, undertakings or other documents and take such other action as MK Ohio may reasonably deem necessary or desirable in order to have MK Rail fully assume the Assumed Liabilities and relieve MK Ohio of any Liabilities with respect thereto and to evidence the same to third parties. Notwithstanding the foregoing, no party shall be obligated, in connection with the foregoing, to expend monies other than reasonable out-of-pocket expenses and attorneys' fees.

               Section 8.2. RELATED AGREEMENTS. On or prior to the First Closing Date, MK Ohio and MK Rail shall execute and deliver the Intellectual Property Agreement, the Corporate Services Agreement and the Environmental Liability Transfer Agreement with such amendments and modifications as the parties may mutually agree.

               Section 8.3. SIGNS: USE OF MORRISON KNUDSEN NAME. After the First Closing Date, MK Rail shall not use or display the name "Morrison Knudsen" or "MK," or other trademarks, trade names or their identifiers owned by or licensed to MK Ohio that have not been assigned or licensed to MK Rail pursuant to the Intellectual Property Agreement ("Non-Permitted Names"), except pursuant to the Intellectual Property Agreement or except with the prior written consent of MK Ohio.

               Section 8.4. PLANT CLOSINGS AND LAYOFFS. MK Rail shall have the responsibility for compliance with the Worker Adjustment and Retraining Notification Act of 1988 (the "WARN Act") affecting any site of employment or operating units within any site of employment of the Business. MK Rail agrees to indemnify MK Ohio against any and all Losses that MK Ohio may incur in connection with any suit or claim of violation brought against MK Ohio under the WARN Act that relates, in whole or in part, to actions taken by MK Rail with regard to any site of employment or operating units within any site of employment of the Business.

               Section 8.5.   NON-COMPETITION.

                    (a) For a period of ten years from the First Closing Date, MK Ohio shall not, directly or indirectly, and shall cause its Affiliates (other than MK Rail and persons controlled, directly or indirectly through one or more intermediaries, by MK Rail) to engage in the conduct of the Business anywhere in the world; PROVIDED, HOWEVER, notwithstanding anything to the contrary in this
Section 8.5, MK Ohio and its Affiliates shall be expressly permitted, directly or indirectly, to engage in any of the following:

                         (i)    continue all activities presently conducted by
MK Ohio and its Affiliates which are not included in the Business and to perform the Excluded Contracts;

                         (ii)   own any equity securities of MK Rail;

                         (iii)  own less than 5% of the outstanding equity
securities of a person which derives more than 10% of its total revenue or gross profit from the conduct of the Business;

                         (iv)   owning any equity securities of any person that
derives less than 10% of its total revenues or gross profit from the conduct of the Business;

                         (v)    making any acquisition of any person that is
engaged in the Business, if Morrison Knudsen will hold separate the affected part of the acquired person and will dispose of such affected part to an independent third party within a reasonable period of time (not to exceed two years); and

                         (vi)   perform its obligations under any of the
agreements between MK Ohio and MK Rail, including services performed by MK Ohio for or on behalf of MK Rail.

                    (b) In the event that, as a result of the arrangements described in Section 8.5(a)(iii) or (iv), MK Ohio or its Affiliates acquires or controls, directly or indirectly, any Competing Business, MK Ohio shall use its best efforts to dispose or cause its Affiliates to dispose of such Competing Business to an independent third party within a reasonable period of time (not to exceed two years) following such acquisition.

                    (c) In the event the restrictions against engaging in a competitive activity contained in this Section 8.5 shall be determined by any court of competent jurisdiction to be unenforceable by reason of their extending for too great a period of time or over too great a geographical area or by reason of their being too extensive in any other respect, such restrictions shall be interpreted to extend only over the maximum period of time for which they may be enforceable, and over the maximum geographical area as to which they may be enforceable, all as determined by such court in such action.

                    (d) MK Ohio acknowledges that a breach of the restrictions against engaging in a competitive activity contained in this Section 8.5 will cause irreparable damage to MK Rail, the precise quantification of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, MK Ohio and MK Rail agree that if MK Ohio breaches the restrictions against engaging in a competitive activity contained in this
Section 8.5, then MK Rail shall be entitled to injunctive relief, without posting bond or other security.

               Section 8.6. TAX AGREEMENT. On or prior to the Second Closing Date the Parties will enter into a "Tax Agreement" that shall set forth the tax consequences of the Transfers contemplated by this Agreement and the allocation of responsibilities for Liabilities for taxes relating to, arising out of or, resulting from the Business.


ARTICLE 9.     CONDITIONS TO MK OHIO'S OBLIGATIONS

               INTENTIONALLY DELETED


ARTICLE 10.    CONDITIONS TO MK RAIL'S OBLIGATIONS

               INTENTIONALLY DELETED

ARTICLE II.    SURVIVAL, INDEMNIFICATION, CLAIMS AND OTHER MATTERS

               Section 11.1.  SURVIVAL OF AGREEMENTS.

                    (a) All covenants and agreements of the parties contained in this Agreement other than this Article 11 relating to the portion of the Business comprised of the Assets shall expire on the First Closing Date and all other covenants and agreements of the parties contained in this Agreement other than this Article 11 relating to the Subsidiaries and the Foreign Interests shall expire upon the occurrence of the Second Closing. After each such Closing, the sole and exclusive remedy of either party hereunder shall be the indemnities contained in Section 11.2 hereof, and the parties hereby waive all other remedies, legal or equitable.

                    (b) The obligations of the parties under this Article 11 shall survive the sale or other transfer by either of them of any securities, assets or businesses or the subsequent assignment by either of them of any Assumed Liabilities. To the extent that MK Rail transfers to another person, other than a subsidiary of MK Rail, any of the Assumed Liabilities (except for such amounts of Assumed Liabilities which are not material individually or in the aggregate), MK Rail shall (i) cause the transferee of such Assumed Liabilities to assume specifically MK Rail's obligations with respect thereto under this Agreement and (ii) indemnify MK Ohio against any Losses arising from the failure of the transferee to fulfill such obligations.

               Section 11.2.  INDEMNIFICATION.

                    (a) MK Rail agrees to indemnify, defend and hold harmless MK Ohio, Affiliates of MK Ohio and the directors, officers, employees and agents of MK Ohio and Affiliates of MK Ohio from and against any and all Losses relating to, arising out of or resulting from (i) any of the Assumed Liabilities or (ii) the breach of any representation, warranty, covenant or agreement of MK Rail contained in this Agreement or any Related Agreement.

                    (b) MK Ohio agrees to indemnify, defend and hold harmless MK Rail and its respective directors, officers, employees and agents from and against any and all Losses relating to, arising out of or resulting from the Excluded Contracts.

                    (c) Any Loss for which any party hereto (an "Indemnifying Party") is required under this Agreement, to indemnify any other party hereto (an "Indemnitee") is sometimes hereinafter referred to as an "Indemnifiable Loss," and any amount required to be paid by an Indemnifying Party to an Indemnitee pursuant to any such section is sometimes hereinafter referred to as an "Indemnity Payment." The amount of any Indemnity Payment shall be reduced (including, without limitation, retroactively) by any insurance proceeds or other amounts actually recovered by such Indemnitee in reduction of the related Indemnifiable Loss. If an Indemnitee shall have received an Indemnity Payment in respect of an Indemnifiable Loss and shall subsequently actually receive insurance proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the lesser of the amount of such insurance proceeds or other amounts actually received or the net amount of Indemnity Payments actually received previously. The Indemnitee agrees that the Indemnifying Party shall be subrogated to the rights of such Indemnitee under any insurance policy.

               Section 11.3.  PROCEDURE FOR INDEMNIFICATION.

                    (a) If any party shall receive notice of any claim or Action brought, asserted, commenced or pursued by any person not a party to this Agreement with respect to which any other party is or may be obligated to indemnify such party (a "Third Party Claim"), the Indemnitee shall give the Indemnifying Party prompt notice thereof (including any pleadings relating thereto) after becoming aware of such Third Party Claim, specifying in reasonable detail the nature of such Third Party Claim and the amount or estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim); PROVIDED, HOWEVER, that the failure of a Party to give notice as provided in this Section 11.3 shall not relieve the Indemnifying Party of its indemnification obligations hereunder, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice.

                    (b) In addition to the notification requirements of subparagraph (a) of this Section 11.3, MK Rail shall notify MK Ohio, in the manner specified in such subparagraph (a), of (i) any material Third Party Claim outside the ordinary course of business which relates in any way to the Business prior to the First Closing Date, (ii) any Third Party Claim in respect of which there is a reasonable likelihood that based on the outcome of such Third Party Claim the reputation of MK Ohio could be adversely affected in any material respect or the ability of MK Ohio to conduct its business could be impaired in any material respect as a result of any injunctive relief sought and (iii) any Third Party Claim in respect of which MK Ohio could be liable for the payment of monetary damages not subject to indemnification by MK Rail hereunder.

                    (c) The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Third Party Claim. If the Indemnifying Party elects to compromise or defend such Third Party Claim, it shall within 30 days (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Third Party Claim. If the Indemnifying Party elects not to compromise or defend the Third Party Claim, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Third Party Claim. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the objection of the other; PROVIDED, HOWEVER, that consent to settlement or compromise shall not be unreasonably withheld. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Third Party Claim.

                    (d) Notwithstanding anything to the contrary in Section 11.3(c), unless MK Rail and MK Ohio otherwise agree in writing, MK Ohio shall have the exclusive right at its option to defend any Third Party Claim described in clauses (ii) or (iii) of Section 11.3(b), subject to the duty of MK Ohio to consult with the Indemnitee and its attorneys in connection with such defense and provided that no such matter shall be compromised or settled by MK Ohio without the prior consent of the Indemnitee, which consent shall not be unreasonably withheld. The parties agree to cooperate fully with one another in the defense, compromise or settlement of any such Third Party Claim.

                    (e) Regardless of the party that defends a Third Party Claim, each other party shall make available all employees, Books and Records, communications, documents, items or matters within its knowledge, possession or control that are necessary or appropriate or reasonably deemed relevant with respect to such defense; PROVIDED, HOWEVER, that nothing in this subparagraph
(e) shall be deemed to require the waiver of any privilege relating to the attorney-client relationship.


                    (f) With respect to any Third Party Claim, no party shall enter into any compromise or settlement or consent to the entry of any judgment that does not include, as an unconditional term thereof, the giving by the third party of a release from all further liability concerning such Third Party Claim.

                    (g) The provisions of this Section 11.3 shall survive in perpetuity.

               Section 11.4. OTHER CLAIMS. Any claim on account of an Indemnifiable Loss which does not result from a Third Party Claim shall be asserted by written notice from the Indemnitee to the Indemnifying Party, which notice shall be given by registered mail, return receipt requested, to each of the chief executive officer, the chief financial officer and the general counsel of the Indemnifying Party. Such Indemnifying Party shall have a period of 60 days (or such shorter time period as may be required due to applicable law and as indicated by the Indemnitee in the written notice) within which to respond thereto. If such Indemnifying Party does not respond within such 60-day (or lesser) period, such Indemnifying Party shall be deemed to have accepted responsibility to make payment and shall have no further right to contest the validity of such claim. If such Indemnifying Party does respond within such 60-day (or lesser) period and rejects such claim in whole or in part, such Indemnitee shall be free to pursue resolution as provided in Article 12.

               Section 11.5. NO BENEFICIARIES. Except to the extent expressly provided otherwise in this Article 11 with respect to Affiliates, officers, directors and employees, the indemnification provided for by this Article 11 shall not inure to the benefit of any third party or parties and shall not relieve any insurer who would otherwise by obligated to pay any claim of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, provide any subrogation rights with respect thereto and each party agrees to waive such rights against the other to the fullest extent permitted.

ARTICLE 12.    DISPUTE RESOLUTION

               Section 12.1. MEDIATION AND BINDING ARBITRATION. If a dispute arises between the parties hereto as to the interpretation of, or otherwise relating to, this Agreement, any Related Agreement or any other agreement entered into pursuant hereto, including, without limitation, any matter involving an Indemnifiable Loss, the parties agree to use the following procedures, as the sole remedy and in lieu of any other available remedies, to resolve such dispute.

               Section 12.2. INITIATION. A party seeking to initiate the procedures set forth in this Article 12 shall give written notice to the other party to the dispute, describing briefly the nature of such dispute. A meeting shall be held between the parties within 10 days of the receipt of such notice, attended by individuals with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute.

               Section 12.3. SUBMISSION TO MEDIATION. If, within 30 days after such meeting, the parties have not succeeded in negotiating a resolution of the dispute, they shall submit the dispute to mediation in accordance with the Center for Public Resources Model ADR Procedure-Mediation of Business Disputes, as modified herein, and shall bear equally the costs of mediation.

               Section 12.4. SELECTION OF MEDIATOR. The parties shall jointly appoint a mutually acceptable mediator, seeking assistance in such regard from the Center for Public Resources or another mutually agreed-upon organization, if they have been unable to agree upon such appointment within 20 days after the conclusion of the negotiation period.

               Section 12.5. MEDIATION AND ARBITRATION. The parties shall participate in good faith in the mediation and negotiation related thereto for a period of 30 days following the initial mediation session. If the parties are not successful in resolving the dispute through the mediation by the end of such 30-day period, then the parties shall submit the matter to binding arbitration in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes, as modified herein, by a sole arbitrator, in Boise, Idaho, selected in accordance with the provisions of Section 12.6 hereof. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C.
Section 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

               Section 12.6. SELECTION OF ARBITRATOR. The parties shall have 10 days from the end of the mediation period to agree upon a mutually acceptable neutral person not affiliated with the parties to act as arbitrator. If no arbitrator has been selected within such time, the parties shall jointly request the Center for Public Resources or another mutually agreed-upon organization to supply within 10 days a list of potential arbitrators, with qualifications as specified by the parties in the joint request. Within 5 days of receipt of the list, the parties shall independently rank the proposed candidates, shall simultaneously exchange rankings, and shall select as the arbitrator the individual receiving the highest combined ranking who is available to serve.

               Section 12.7. COST OF ARBITRATION. The costs of arbitration shall be apportioned between the parties as determined by the arbitrator in such manner as the arbitrator deems reasonable, taking into account the circumstances of the case, the conduct of the parties during the proceeding and the result of the arbitration.

               Section 12.8. CONFIDENTIALITY. Except as otherwise required by law, the parties shall not disclose to any third party (other than professional advisers to the parties) the existence, nature or content of any dispute settlement proceedings pursuant to this Article 12 and shall hold in strict confidence any and all documents relating thereto.

ARTICLE 13.    MISCELLANEOUS

               Section 13.1. COMPLETE AGREEMENT. This Agreement, including the Annexes, Schedules and Exhibits and the agreements and other documents referred to herein, shall constitute the entire agreement among the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writing with respect to such subject matter.

               Section 13.2. EXPENSES. Except as otherwise provided in this Agreement, any Related Agreement or any other agreement being entered pursuant to this Agreement, MK Ohio shall pay the costs and expenses incurred in connection with the transactions contemplated by this Agreement.

               Section 13.3. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts law) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

               Section 13.4. NOTICES. Except as otherwise specifically provided herein, all notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given
(i) on the date of service if served personally on the party to whom notice is given, (ii) on the date of transmission if sent via facsimile transmission to the facsimile number set forth below, provided telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the business day after delivery to an overnight courier service, provided receipt of delivery has been confirmed or (iv) on the fifth day after mailing, provided receipt of delivery is confirmed, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, properly addressed and return-receipt requested, to the party as follows:

               If to MK Ohio:      Morrison Knudsen Corporation
                                   720 Park Boulevard
                                   Boise, Idaho  83729
                                   Attn:  Executive Vice President for
                                          Financial Administration




               If to MK Rail:      Rail Corporation
                                   720 Park Boulevard
                                   Boise,Idaho  83729
                                   Attn:  Vice President for Finance
                                          and Administration

Any party may change its address or telephone or facsimile number by giving the other party written notice of its new address or telephone or facsimile number in the manner set forth above.

               Section 13.5. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement of the parties. In addition, on and after the Registration Statement Effective Date, any amendment to this Agreement must, in the case of MK Rail, be approved by a committee of the Board of Directors of MK Rail comprised solely of directors who are not officers or employees of MK Rail or any of its Affiliates (including MK Ohio).

               Section 13.6. SUCCESSORS AND ASSIGNS. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; PROVIDED, HOWEVER, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the other parties hereto.

               Section 13.7. NO THIRD PARTY BENEFICIARIES. Except as set forth in Article 9, this Agreement is solely for the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder.

               Section 13.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               Section 13.9. INTERPRETATION. The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

Notwithstanding any other provisions of this Agreement to the contrary, in the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of any other agreement entered into by the parties hereto pursuant to this Agreement (including, without limitation the Related Agreements), the provisions of such other agreement shall control.

               Section 13.10. ANNEXES, SCHEDULES AND EXHIBITS. The Annexes, Schedules and Exhibits hereto shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

               Section 13.11. LEGAL ENFORCEABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.



                                        MORRISON KNUDSEN CORPORATION




                                        By:____________________________________
                                          Name: Stephen G. Hanks
                                          Title:  Executive Vice President



                                        MK RAIL CORPORATION




                                        By_____________________________________
                                         Name:  John P. Herbots
                                         Title: Senior Vice President

                                    ANNEX I-A
                                  REAL PROPERTY

               ASSETS: The following assets and property as of the Closing Date:

               I-A Real Property. The real properties owned by MK Ohio and primarily used in the Business and referred to in the Transfer Agreement, including buildings, structures and improvements (including construction in progress) located thereon, fixtures contained therein and appurtenances thereto more particularly described on the attached continuation pages I-A(i) through I-A(iv).

                                  ANNEX I-A(i)



All of Lot 3 and the following described part of Lot 2 in Block 4 of GOWEN INDUSTRIAL PARK NO. 1, according to the
Plat thereof, filed in Book 30 of Plats at Pages 1882 and 1883 and amended by Affidavits Recorded under Nos. 862391, 862392,862393 and 7632408, and as shown on Record of Survey No. 1507, Recorded NOVEMBER 01, 1989 as Instrument No. 8954358, Official Records. Located in Section 36, Township 3 North, Range 2 East, Boise Meridian, Ada County, Idaho;

BEGINNING at the Southwest corner of Lot 3 in Block 4 of GOWEN INDUSTRIAL PARK NO. 1, as the same is recorded in the records of Ada County, Idaho, said corner being to North
Right-of-way line of Braniff Street and Lot 2 of the aforementioned Subdivision, thence
North 89 degrees 13'06" West 296.29, thence
North 10 degrees 31'23" West 438.17 feet, thence
North 70 degrees 34'11" East 163.00 feet, thence
South 00 degrees 21'29" West 62.57 feet, thence
South 89 degrees 03'00" East 230.00 feet, thence
South 00 degrees 56'58" West 422.75 feet to the POINT
OF BEGINNING.

                                  ANNEX I-A(ii)


PARCEL I

A tract of land in the North one-half, Northwest Quarter of Section 36, Township 3 North, Range 2 East, Boise Meridian, Ada County, Idaho, being more particularly described as follows:

BEGINNING at a brass cap at the Northwest corner of said Section 36 and running thence
South 0 degrees     17'10" East 175.0 feet along the centerline
                    of Apple  Street; thence
South 89 degrees    05'30" East 25.00 feet to a steel pin being
                    the REAL  POINT OF BEGINNING; thence
South 0 degrees     17'10" East along the East line of Apple
                    Street 100.00 feet; thence
South 89 degrees    05'30" East 400.00 feet; thence
South 0 degrees     17'10" East 1065 feet more or less to the one-sixteenth
                    line; thence
South 89 degrees    18'00" East along the one-sixteenth line 250.00 feet; thence
North 0 degrees     17'10" West 130.00 feet; thence
South 89 degrees    18'00" East 170.00 feet; thence
South 0 degrees     17'10" East 130.00 feet; thence
South 89 degrees    18'00" East along the one-sixteenth line 1600.75 feet to a steel pin on the right-of-way line of the Union Pacific
                    Railroad; thence Northwesterly along said railroad right-of-
                    way line to a point which bears
South 89 degrees    05'30" East 530.98 feet from the REAL POINT OF BEGINNING;
                    thence
North 89 degrees    05'30" West 530.98 feet to the REAL POINT OF BEGINNING.

PARCEL II

A tract of land in the North one-half Northwest Quarter of Section 36, Township 3 North, Range 2 East, Boise Meridian, Ada County, Idaho, being more particularly described as follows:

BEGINNING at a brass cap at the Northwest corner of said Section 36 and running thence
South 0 degrees     17'10" East 175.0 feet along the centerline of Apple Street;
                    thence
South 89 degrees    05'30" East 25.00 feet to a steel pin; thence
South 0 degrees     17'10" East along the East line of Apple Street 100.00 feet;
                    thence
South 89 degrees    05'30" East 400.00 feet; thence
South 0 degrees     17'10" East 1065 feet more or less  to  the

Continuation - ANNEX I-A(ii)




          one-sixteenth line; thence
South 89 degrees    18'00" East along the  one-sixteenth line 250.00 feet to the
                    REAL POINT OF BEGINNING; thence
North 0 degrees     17'10" West 130.00 feet; thence
South 89 degrees    18'00" East 170.00 feet; thence
South 0  degrees    17'10" East 130.00 feet; thence
North 89 degrees    18'00" West 170.00 feet to the REAL POINT OF BEGINNING.

and  also

PARCEL III

Northwest Quarter Northwest Quarter Section 36, Township 3 North, Range 2 East, Boise Meridian, Ada County, Idaho, EXCEPT the North 175 feet, and EXCEPT a strip 100 feet in width acquired by the Oregon Short Line Railroad Company, and EXCEPT part North of Railroad deeded to Boise Iron Works described as follows:

That portion of the Northwest Quarter of the Northwest Quarter of Section 36, Township 3 North, Range 2 East, Boise Meridian, Ada County, Idaho, described as follows:
BEGINNING at the Northwest corner of said Section 36, thence
North 89 degrees    43' East along North Section line 1320 feet to the one-
                    sixteenth corner of said Section 36; thence
South 0 degrees     17' East along North and South centerline of Northwest
                    Quarter of said Section 36, a distance of 175 feet to the
                    true place of beginning; thence
South 89 degrees    43' West parallel with and 175 feet distant South from North section line of Section 36, a distance of 443 feet to the
                    North boundary of the Union Pacific Railroad right-of-way, thence
Southeasterly along said right-of-way boundary 465 feet, more or less, to the
                    North and South centerline of the Northwest Quarter of said
                    Section 36; thence
North 0 degrees     17' West at right angles to said North line of Section 36, a distance of 141 feet to the place of beginning.

AND FURTHER EXCEPTING THE FOLLOWING PARCELS:

A tract of land in the North one-half, Northwest Quarter of Section 36, Township 3 North, Range 2 East, Boise Meridian, Ada County, Idaho, being more particularly described as follows:

BEGINNING at a brass cap at the Northwest corner of said Section 36 and running thence
South 0 degrees     17'10" East 175.0 feet along the centerline of Apple Street;
                    thence

Continuation - ANNEX I-A(ii)




South 89 degrees    05'30" East 25.00 feet to a steel pin being the REAL POINT
                    OF BEGINNING; thence
South 0 degrees     17'10" East along the East line of Apple Street 100.00 feet;
                    thence
South 89 degrees    05'30" East 400.00 feet; thence
South 0 degrees     17'10" East 1065 feet more or less to the one-sixteenth
                    line; thence
South 89 degrees    18'00" East along the one-sixteenth line 250.00 feet; thence
North 0 degrees     17'10" West 130.00 feet; thence
South 89 degrees    18'00" East 170.00 feet; thence
South 0 degrees     17'10" East 130.00 feet; thence
South 89 degrees    18'00" East along the one-sixteenth line 1600.75 feet to a steel pin on the right-of-way line of the Union Pacific
                    Railroad; thence Northwesterly along said railroad right-of-
                    way line to a point which bears
South 89 degrees    05'30" East 530.98 feet from the REAL POINT OF BEGINNING;
                    thence
North 89 degrees    05'30" West 530.98 feet to the REAL POINT OF BEGINNING.

and

A tract of land in the North one-half Northwest Quarter of Section 36, Township 3 North, Range 2 East, Boise Meridian, Ada County, Idaho, being more particularly described as follows:

BEGINNING at a brass cap at the Northwest corner of said Section 36 and running thence
South 0 degrees     17'10" East 175.0 feet along the centerline of Apple Street;
                    thence
South 89 degrees    05'30" East 25.00 feet to a steel pin; thence
South 0 degrees     17'10" East along the East line of Apple Street 100.00 feet;
                    thence
South 89 degrees    05'30" East 400.00 feet; thence
South 0 degrees     17'10" East 1065 feet more or less to the one-sixteenth
                    line; thence
South 89 degrees    18'00" East along the one-sixteenth line 250.00 feet to the
                    REAL POINT OF BEGINNING; thence
North 0 degrees     17'10" West 130.00 feet; thence
South 89 degrees    18'00" East 170.00 feet; thence
South 0 degrees     17'10" East 130.00 feet; thence
North 89 degrees    18'00" West 170.00 feet to the REAL POINT OF BEGINNING.

                                 ANNEX I-A(iii)



PARCEL I



All that piece or parcel of land with the buildings and improvements thereon situate, lying and being in the Town of Colonie, County of Albany and State of New York, more particularly bounded and described as follows:

Beginning at a point on the northwesterly line of wolf Road, at the northeasterly corner of lands now or formerly of 1260 Broadway Albany Corp. (Liber 2305 cp 397) ; running thence N 73 deg. 00' 00" W along said lands now or formerly of 1260 Broadway Albany Corp., 744.19 feet to a point; running thence N 17 deg. 00' 00" E along lands now or formerly of HMD Properties, Inc. and Debaron Associates, 308.61 feet to a point on the southerly line of Northway Lane; running thence S 73 deg. 00' 00" E along the same, 144.00 feet to a point; running thence along lands now or formerly of HMD Properties, Inc. and Debaron Associates (Liber 2376 cp 117): (1) S 17 deg. 00' 00" W, 183.61 feet to a point; thence (2) S 73 deg. 00' 00" E, 624.56 feet to a point on the northwesterly line of Wolf Road; running thence S 28 deg. 02' 00" W along the same, 127.35 feet to the point or place of beginning.

PARCEL II

All that piece or parcel of land with the buildings and improvements thereon situate, lying and being in the Town of Colonie, County of Albany and State of New York, more particularly bounded and described as follows:

Beginning at a point on the southerly line of Northway Lane, at the northwesterly corner of lands now or formerly of Debaron Associates (Liber 2396 cp 419) ; running thence S 17 deg. 00' 00" W along said lands now or formerly of Debaron Associates, 308.61 feet to a point; running thence N 73 deg. 00' 00" W along lands now or formerly of Engle (Liber 2022 cp 601), 400.51 feet to a point; running thence N 17 deg. 00' 00" E along lands now or formerly of Central Transport, Inc. (Liber 2356 cp 623), 308.61 feet to a point on the southerly line of Northway Lane; running thence S 73 deg. 00' 00" E along the same, 400.51 feet to the point or place of beginning.

                                  ANNEX I-A(iv)





          ALL that certain piece or parcel or tract of land situate in the Township of Wright, County of Luzerne and Commonwealth of Pennsylvania, bounded and described in accordance with a field survey thereof conducted August 17, 18, 1989, by Thomas E. Dilley, R.P.L.S., as follows:

          BEGINNING at a point in the northerly right-of-way line of lands now or formerly of the Consolidated Rail Corporation and in the southwesterly side line of lands now or formerly of the Luzerne County Industrial Development Authority, said beginning point being also 40.00 feet measured northwesterly from and at right angles to the monumented center line of said Consolidated Rail Corporation lands and opposite to said railroad station no. 4259 - 06.39 which is also 133.39 feet northeasterly from railroad Mile Post 153.

          THENCE from said beginning point and along the aforesaid southwesterly side line of lands of the Luzerne County Industrial Development Authority, North 48 DEG. - 45' West, 186.95 feet to an angle point in said line.

          THENCE along the southerly line of said lands, and lands of the Glen Summit Springs Water Company, Inc., the same being for part of its length in the center line of the 50.00 foot wide County Road known as Crestwood Drive, South 88 DEG. - 06' West, 1881.32 feet to a point.

          THENCE passing out of said County Road and along the easterly side line of other lands of the Luzerne County Industrial Development Authority, South 1 DEG. - 54' East, 1006.00 feet to a point.

          THENCE along the southerly line of said lands, South 88 DEG. -06' West, 665.44 feet to a point.

          THENCE along the westerly line of said lands, and lands of the American Tobacco Company, South 1 DEG. - 54' East, 1952.55 feet to a point in the northerly line of a 50.00 foot wide railroad siding easement.

          THENCE along said easement, North 88 DEG. - 06' East, 1266.74 feet to a point in the aforesaid westerly right-of-way line of lands now or formerly of Consolidated Rail Corporation.

          THENCE along said right-of-way line by the thirteen following described lines:

CONTINUATION - ANNEX I-A(iv)


          (1) by a curve to the left in a northerly direction for an arc distance of 140.01 feet to a point of jog, said curve having a radius of 3739.83 feet and a chord with a course of North 10 DEG.- 06' East for a distance of 140.00 feet;
          (2)  South 80 DEG.-58'-30" East, 38.25 feet to a point;
          (3)  North 08 DEG.-22' East, 691.95 feet to a point;
          (4)  North 12 DEG.-22-30" East, 100.24 feet to a point;
          (5)  North 08 DEG.-43' East, 327.11 feet to a point;
          (6)  North 10 DEG.-53'-30" East, 176.60 feet to a point;
          (7)  North 16 DEG.-16' East, 204.56 feet-to a point;
          (8)  North 21 DEG.-18' East, 97.95 feet to a point;
          (9)  North 22 DEG.-33' East, 98.27 feet to a point;
          (10  North 32 DEG.-33' East, 92.30 feet to a point;
          (11  North 36 DEG.-22' East, 96.66 feet to a point;
          (12) North 40 DEG.-46' East, 165.74 feet to a point; and
          (13) North 41 DEG.-15' East, 1082.59 feet to a point, the place of beginning

CONTAINING 105.736 acres of land be the same more or less.

                                    ANNEX I-B
                                    ---------
                   MACHINERY, EQUIPMENT AND PERSONAL PROPERTY

     I-B Machinery, Equipment and Personal Property. All machinery, equipment and other items of tangible personal property (including inventory, raw materials and work in progress) owned by MK Ohio and utilized primarily in the Business.

                                    ANNEX I-C
                                    ---------
                                     LEASES

          I-C Leases. All of MK Ohio's right and interest in, to and under all Real Property leases primarily relating to the Business, including but not limited to the following leases:

1. Lease dated 12/01/93 between Pacific Associates, a partnership dba Vista Station (Lessor) and Morrison Knudsen Corporation (Lessee). Premises: 1916 sq. ft. office space within Vista Station, Boise, Idaho.

2. Lease Agreement dated 09/02/92 between Skyline Development Corporation, an Idaho corporation (Lessor) and Morrison Knudsen Corporation (Lessee). Environmental Monitoring Use Permit to investigate, survey, test subsurface conditions on property situate in Ada County, Idaho. Subject to Amendment No. 1 dated 09/25/92.

3. Lease Agreement dated 08/11/92 between Bill and Colleen Mullins, husband and wife (Lessor) and Morrison Knudsen Corporation (Lessee). Environmental Use Permit to investigate, monitor, survey, well-drill and test subsurface conditions on property situate in Ada County, Idaho.

4. Lease Agreement dated 06/26/92 between Officenter/Oak Brook, Inc., an Illinois corporation (Lessor) and Morrison Knudsen Corporation (Lessee). Subject to First Amendment to Office Lease Agreement dated 06/26/92.
     Premises: Office space no. 39 located at 17W755 Butterfield Rd., Oakbrook Terrace, Illinois.

5 . Lease dated 11/26/92 between Daniel Michael d/b/a Horizon Group (Lessor) and Morrison-Knudsen Co., Inc. (Lessee). Premises: 3000 sq. ft. office/storage located at 4656 W. Oakton, Skokie, Illinois.

                                    ANNEX I-D
                                    ---------
                                    CONTRACTS

     I-D Contracts. All of MK Ohio's right and interest in, to and under all contracts primarily relating to the Business, including but not limited to the contracts described on the attached continuation page of this Annex I-D, PROVIDED, HOWEVER, that there shall be excluded from the foregoing any Excluded Contract.

                          DEED OF ASSIGNMENT OF PATENTS
                             AND PATENT APPLICATIONS
                             -----------------------

     WHEREAS MORRISON KNUDSEN CORPORATION, a corporation organized and existing under and by virtue of the laws of the State of Ohio, having a principal business address of P.O. Box 73, Boise, Idaho 83729 (ASSIGNOR) is the owner of record of the inventions set forth in the following patents and patent applications:

          (1) Patent No. 4,009,664, issued, March 1, 1977 for "CLOSURE ACTUATING DEVICE FOR RAILWAY HOPPER CAR DOORS" (Named Inventor: Fearon, Joseph G.),

          (2) Patent No. 4,230,045, issued October 28, 1980 for "METHOD AND SYSTEM FOR INCREASING THE TRACK-TO-WHEEL FRICTION OF THE WHEELS OF A LOCOMOTIVE FOR MOTIVE POWER AND DECREASING THE ROLLING RESISTANCE FOR TRAILING LOADS" (Named Inventor: Fearon, Joseph G.),

          (3) Patent No. 4,295,427, issued October 20, 1981 for "CAR REPAIR APPARATUS" (Named Inventors: McCleery, Jerry E.; McKie, Robert T; Waterman, Fred W.),
          (4) Patent No. 4,325,308, issued April 20, 1982 for "CONTROLLED-DISCHARGE DOOR FOR PARTICULATE MATERIALS AND LIQUIDS" (Named Inventor: Erfurth, Frank R.),
          (5) Patent Application Serial No. 08/165,336, filed December 13, 1993 for "FABRICATING AND MACHINING PROCEDURES FOR CRANKCASES FOR LOCOMOTIVE DIESEL ENGINES" (Named Inventors: Lucier, Gregory T. and Allen, Edward C.), and

          (6) Patent Application Serial No. 08/165,414, filed December 13, 1993 for "CYLINDER CONVERSION FABRICATION OF

CRANKCASES FOR TWO-CYCLE V-TYPE LOCOMOTIVE DIESEL ENGINES" (Named Inventors:
Lucier, Gregory T. and Allen, Edward C.).

     AND WHEREAS MK RAIL CORPORATION, a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having its principal place of business at 720 Park Blvd., Boise, Idaho 83729 (ASSIGNEE) is desirous of acquiring the entire right, title and interest in said Inventions and in and to said Letters Patents and Patent Applications of the United States and of all foreign countries.

     NOW, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

     ASSIGNOR does hereby assign to ASSIGNEE all right, title and interest for the United States, its territories and possessions and all foreign countries, in and to said inventions and said U.S. Letters Patents and foreign patents which may be granted thereon, and all corresponding patent applications, divisions, reissues, continuations and extensions thereof, and authorize and request the U.S. Commissioner of Patents and Trademarks and all patent granting authorities to issue all patents on said inventions or resulting therefrom to said MK RAIL CORPORATION as ASSIGNEE of the entire interest therein;

     ASSIGNOR covenants that it has the full right so to make such assignment, and

     ASSIGNOR agrees that it and its employees will communicate to ASSIGNEE or its representatives any facts known to ASSIGNOR or its employees relating to said inventions, testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths, and perform all reasonable acts necessary to assist ASSIGNEE to obtain and enforce proper protection for said inventions in the United States and in all foreign countries.

                                             MORRISON KNUDSEN CORPORATION




                                             By ________________________________
                                                  Stephen G. Hanks, Esq.
                                                  Executive Vice President,
                                                  Finance and Administration



Date: February 22, 1994
     ------------------

                  SERVICE MARK AND TRADEMARK LICENSE AGREEMENT
                  --------------------------------------------

     This AGREEMENT between:

          MORRISON KNUDSEN CORPORATION (referred to herein as "MK CORP"), an Ohio Corporation, located at P.O. Box 73, Boise, Idaho 83729

                                       and

          MK RAIL CORPORATION (referred to herein as "MK RAIL"), a Delaware Corporation, located at 720 Park Boulevard, Boise, Idaho 83729 has an effective date of February 14, 1994.

PREMISES
- - --------

It is recognized:

     (A) that MK CORP is the owner of a family of trademarks, service marks, and U.S. and foreign trademark and service mark registrations and applications for registration in which MORRISON KNUDSEN and "MK" are used in various scripts and/or associated with logo designs;

     (B) that MK CORP, with its predecessors in interest, has continuously used MORRISON KNUDSEN for over seventy five years as a tradename in connection with providing goods and services to various industries including civil engineering and construction, industrial plant engineering and construction, mining exploration, and facility construction, equipment manufacture and repair in the transportation industry including rail locomotive manufacture and repair;

     (C) that MK CORP, with its predecessors in interest, has continuously used MORRISON KNUDSEN and "MK" in plain lettering or in logo form for over seventy five years as a trademark and as a service mark in connection with goods and services of the various industries of paragraph (B) above;

     (D)   that MK CORP is the owner of U.S. applications to register:

                                MORRISON KNUDSEN
          (1) as a trademark for "railway locomotives and parts therefor" (International Class 12 -- U.S. Serial No. ____________, filed in the United States Patent and Trademark Office on February 14, 1994),

          (2) as a service mark for "manufacture of locomotives and parts therefor", (International Class 40 -- U.S. Serial No. ____________, filed in the United States Patent and Trademark Office on February 14, 1994); and

          (2) as a service mark for "remanufacture and repair of locomotives and parts therefor" (International Class 37 -- U.S. Serial No. ____________, filed in the United States Patent and Trademark Office on February 14, 1994);

     (E) that MK CORP is the owner of U.S. applications to register the following mark, referred to as the "MK logo":

     (1) as a trademark for "railway locomotives and parts therefor" (International Class 12 -- U.S. Serial No. ____________, filed in the United States Patent and Trademark Office on February 14, 1994),

     (2) as a service mark for "manufacture of locomotives and parts therefor", (International Class 40 -- U.S. Serial No. ____________, filed in the United States Patent and Trademark Office on February 14, 1994); and

     (3) as a service mark for "remanufacture and repair of locomotives and parts therefor" (International Class 37 -- U.S. Serial No. __________, filed in the United States Patent and Trademark Office on February 14, 1994);

     (F)  that MK CORP is the owner of the U.S. Application to register:

                                   MK FASTRAIN

          as a trademark for "railway  transit  cars"  (International Class 12 -
          - U.S. Serial No. 74/424,781, filed in the United States Patent and Trademark Office on August 13, 1993);

     (G) that MK RAIL is interested in an exclusive royalty-free license from MK CORP to use MORRISON KNUDSEN, MK, and the "MK logo" as a trademark for railway locomotives and parts therefor and as a service mark for manufacture, remanufacture, and repair of locomotives and parts therefor; and

     (H) that MK RAIL is interested in a non-exclusive royalty-free license from MK CORP to use MK FASTRAIN for railway locomotives and parts therefor.

     NOW THEREFORE, in consideration of mutual promises and other consideration of the Parties, acknowledged as adequate, MK CORP and MK RAIL agree to the above premises and the following provisions:

     1. MK CORP grants to MK RAIL an exclusive, royalty-free right to use MORRISON KNUDSEN, MK, and the "MK logo" as a trademark for railway locomotives and parts therefor, and as a service mark for manufacturing, remanufacturing and repair of locomotives and parts therefor.

     2. MK CORP grants to MK RAIL a non-exclusive, royalty-free right to use MK FASTRAIN in connection with railway locomotives and parts therefor.

     3. The trademark rights of paragraphs 1 and 2 above, granted as of the effective date of this Agreement, shall be for perpetual use, as designated, of MORRISON KNUDSEN, MK, the "MK logo", and MK FASTRAIN (also referred to herein as THE LICENSED MARKS); subject, however, to MK RAIL complying with quality control standards and trademark usage provisions required as a matter of law for protection of trademark rights.

     4. In rendering and promoting the named manufacturing, remanufacturing, and repair services or distributing and promoting railway locomotives and parts therefor under THE LICENSED MARKS, MK RAIL shall continue to maintain the standards of quality previously established and maintained by MK CORP. As a part thereof, MK RAIL agrees (a) to notify MK CORP of customer complaints which relate to whether such standards are being met, and (b) that such standards of quality may be reviewed and/or modified at reasonable intervals as MK CORP determines to be necessary.

     5. MK RAIL agrees to use THE LICENSED MARKS solely in the form(s) set forth above or as otherwise designated by MK CORP. Any proposed modification by MK RAIL to any of THE LICENSED MARKS requires prior written approval by MK CORP, and if approved, such modified mark shall be subject to registration by MK CORP and licensed to MK RAIL under the terms of this Agreement or as otherwise mutually agreed by the Parties.

     6. MK RAIL agrees to notify MK CORP of usage, or planned usage, of THE LICENSED MARKS internationally. Any of THE LICENSED MARKS to be used in countries other than the United States of America shall be subject to registration by MK CORP with appropriate Trademark Offices of individual countries or of countries which have been grouped for registration purposes. Further, where required by law, an application for registration shall identify MK RAIL as a registered user of THE LICENSED MARKS. Any such international registration(s) shall be licensed to MK RAIL under the terms of this Agreement or as otherwise mutually agreed by the Parties.

     7. MK RAIL agrees, upon request, to reimburse MK CORP for government fees and legal costs associated with registration or maintenance of registration of THE LICENSED MARKS used by MK RAIL.

     8. Use of THE LICENSED MARKS by MK RAIL shall be in accordance with customary trademark usage requirements, and shall include proper notices of trademark registration rights on the goods and in connection with the services offered under or associated with THE LICENSED MARKS. MK CORP shall have the right to monitor use of THE LICENSED MARKS by MK RAIL in order to verify compliance with customary trademark usage requirements and provisions of this Agreement.

     9. MK RAIL agrees that MK CORP is the rightful owner of THE LICENSED MARKS and MK RAIL agrees to avoid any action or practice tending to impair the interests of MK CORP in THE LICENSED MARKS or in any MK CORP mark which comprises MORRISON KNUDSEN or MK.

     10. MK RAIL agrees to assist in maintaining the rights of MK CORP in THE LICENSED MARKS by providing dates and examples of use and/or by executing any document which may reasonably be required by MK CORP from time to time for purposes of obtaining or maintaining registration and/or ownership rights in THE LICENSED MARKS.

     11. If MK RAIL learns of any use by a third-party of a mark similar to any of THE LICENSED MARKS, MK RAIL shall immediately notify MK CORP which shall have the right, in its sole discretion, to determine whether either Party should take action to abate such third-party usage.

     12. This Agreement shall not limit the right of MK CORP to continue to use or to expand use and/or registration of its MORRISON KNUDSEN or MK-related marks.

     13. Use of THE LICENSED MARKS by MK RAIL inures exclusively to the benefit of MK CORP with such continued ownership rights in MK CORP being unaffected in the event of:

     (a) receivership or bankruptcy procedures being undertaken, or papers being filed, for purposes of voluntary or involuntary receivership or bankruptcy of MK RAIL, or

     (b)  MK RAIL being adjudicated bankrupt or insolvent, or

     (c)  MK RAIL discontinuing its business.

     14. MK CORP shall have the right to immediately terminate this license, by giving written notice, if MK RAIL uses any of THE LICENSED MARKS in any manner, or for any purpose, not previously authorized in writing by MK CORP.

     15. Upon termination of this Agreement for any reason, MK RAIL shall cease to use THE LICENSED MARKS and shall return, upon request by MK CORP, all unused written materials which include THE LICENSED MARKS.

     16. Due to (a) the special responsibilities placed on each Party to this Agreement for purposes of maintaining the goodwill of THE LICENSED MARKS and the goodwill of the business associated therewith, and (b) the special trademark usage requirements to avoid loss of trademark rights, license rights granted by this Agreement shall not be assignable, in whole or in part by MK RAIL, or by any action at law, without the prior written consent of MK CORP. The rights granted herein shall immediately terminate in the event of unauthorized assignment or attempt to assign THE LICENSED MARKS and/or registrations thereof without prior written authorization by MK CORP.

     17. This Agreement shall be governed by and construed in accordance with federal trademark and unfair competition law, or by the laws of the State of Idaho where applicable.

     18. This Agreement constitutes the entire understanding between the Parties with respect to its subject matter and supersedes any and all previous representations, understandings and verbal or written agreements between the Parties with respect to the subject matter of this Agreement.




MORRISON KNUDSEN CORPORATION                 MK RAIL CORPORATION


/s/ Stephen G. Hanks                         /s/ John Herbots
- - -------------------------                    ----------------------------
Stephen G. Hanks, Esq.                       Name:  John Herbots
Executive Vice President,                    Title: Senior Vice President
     Finance and Administration

Date:  2-22-94                               Date:  2-22-94
     --------------------                         -----------------------

                               DEED OF ASSIGNMENT
                               ------------------

     WHEREAS Morrison Knudsen Corporation of Boise, Idaho 83729 (ASSIGNOR) is the owner of the mark:




                                     [LOGO]



     WHEREAS MK Rail Corporation of Boise, Idaho 83729 (ASSIGNEE) is desirous of acquiring the mark shown above, any applications to register the mark as a trademark or service mark, and the goodwill associated therewith;

     NOW, therefore, for good and valuable consideration, receipt of which is hereby acknowledged, ASSIGNOR does hereby assign to ASSIGNEE all right, title and interest in the mark shown above, all applications to register the mark as a trademark or service mark, and the goodwill of the business associated with such mark and applications to register such mark.


                                             MORRISON KNUDSEN CORPORATION




                                             By   /s/ Stephen G. Hanks
                                                ------------------------------
                                                  Stephen G. Hanks, Esq.
                                                  Executive Vice President,
                                                    Finance and Administration



Date:  February 22, 1994

                                    ANNEX I-F

                              STOCK OF SUBSIDIARIES


                                   Total Shares Issued/
Subsidiary/         Authorized     Outstanding              States Qualified
Jurisdiction        Shares/Type    Owned by MK Ohio         To Do Business
- - ------------        -----------    --------------------     ----------------

1.   MK Engine
     Systems
     Company, Inc.
     (New York)     4,050,000 common    1,409,418               CA, NY

2.   Power Parts
     Company (Nevada)  50,050 common       50,050               IL, NY
                        1,000/10% Cum.      1,000
                       Preferred           49,995
                       49,995/13% Noncum.
                       Preferred

3.    Motor Coils
      Manufacturing Co.
     (Pennsylvania) 1,000 common             1,000              AZ, AR, CA,
                                                                CO, DE, FL,
                                                                GA, ID, IA,
                                                                LA, MD, MI,
                                                                MN, MO, NE,
                                                                NY, PA, SC,
                                                                SD, TX, UT,
                                                                WV

4.   Clark Industries,      25 common             7             IL
     Inc. (Illinois)

5.   Touchstone, Inc.    1,000 common          1,000            TN
     (Tennessee)

                                    ANNEX I-G
                                FOREIGN INTERESTS

1. All rights of MK Ohio under the Joint Venture Agreement dated May 7, 1993, between MK Ohio, Cometrans, S.A. and IDESA, S.A.

2. All rights of MK Ohio under a Passenger Railway Service Joint Venture Agreement, dated as of June 1, 1992 among MK Ohio, Benito Roggio e Hijos, S.A., Cometrans, S.A. and Burlington Northern Railroad Company.

3. All rights of MK Ohio under a Concession Contract, dated as of November 25, 1993 between the Argentine Government-Ministry of Economy and Public Works and Services and Metrovias, S.A., various other parties and MK Ohio.

4. All rights of MK Ohio under a letter of Understanding Privatization of Mexico National Railway Maintenance Shops dated September 18, 1993, between MK Ohio and Grupo Automotrit e Industrial del Norte S.A. de C.V. ("GAIN").

5.   The shares of stock of Metrovias, S.A. owned by MK Ohio.

6.   The shares of stock of Talleres Sudamericanos, S.A. owned by MK Ohio.

7.   The shares of stock of MK Rail Systems of Argentina, S.A. owned by MK Ohio.

8. 96 shares of the capital stock of MK Australia Ltd. (Prior to the Second Closing Date, subsidiaries of MK Rail became the owners of the remaining 4 shares of MK Australia Ltd.)

                                    ANNEX I-H
                                    ---------
                              LICENSES AND PERMITS

     I-H Licenses and Permits. All permits, licenses, approvals and authorizations held by MK Ohio which can be transferred without the payment of money or incurrence of any Liability by MK Ohio or any of its Affiliates and relate primarily to the Business, including without limitation as set forth below:

                                    ANNEX I-I
                                    ---------

     I-I  Miscellaneous:

          (a) all assets and properties primarily related to the Business including, without limitation, accounts receivable and prepaid expenses;

          (b)  all of the Books and Records;

          (c) all inventories of raw materials, work-in-process, finished products, supplies and spare parts which on February 1, 1994 are owned by MK Ohio and relate primarily to the Business, and any property under bailment relating primarily to the Business;

          (d) all petty cash funds in the possession of the Business and all prepayments and deposits;

          (e) all supplies, purchase orders, forms, labels, shipping material, catalogues, sales brochures, operating manuals, instructional documents and advertising material held for use primarily in the Business; and

          (f) all trucks, automobiles and other vehicles which are owned by MK Ohio and used primarily in the Business.

          Provided, however, that there shall be excluded from the foregoing any such described item that shall relate to an Excluded Contract.

                                    ANNEX II
                                    --------
                               ASSUMED LIABILITIES

     All Liabilities of MK Ohio and its Affiliates (including their predecessors) relating to, arising out of or resulting from the conduct of the Business or the use, ownership or operation of the Assets, the Assumed Contracts, the Leases, the Real Property, the Subsidiaries and the Foreign Interests, whether arising or accruing before or after February 1, 1994, including but not limited to:

     (a) all Liabilities which are set forth, reflected, disclosed or reserved for on the balance sheet of the Business (or that is not so reflected (as a result of the nature of such liability or otherwise) could be reflected in accordance with applicable accounting standards at any time prior to or after the date of such balance sheet.

     (b) all Liabilities and obligations of MK Ohio relating to, arising out of or resulting from the Assumed Contracts and the Leases of MK Ohio relating to, arising out of or resulting from the conduct of the Business;

     (c) all warranty, performance and similar obligations whether arising under contract, implied by law or otherwise, entered into or made in the ordinary course of the Business with respect to its products or services including, without limitation, warranty obligations under the contracts described on the attached continuation pages of this Annex II;

     (d) the Liabilities and obligations being assumed by or agreed to be performed by MK Rail pursuant to any other agreement being entered into in connection with the Agreement, including, without limitation, the Related Agreements;

     (e) the Liabilities relating to all Actions relating to, arising out of or resulting from the operations of the Business, including without limitation the litigation described on the attached continuation pages of this Annex II.

     (f) the Environmental Liabilities as described and set forth in the Environmental Liability Transfer Agreement.

     (g)  Liabilities assumed by MK Rail pursuant to the Bank Documents.

     Provided, however, that there shall be excluded from the foregoing any Liabilities of MK Ohio relating to, arising out of or resulting from an Excluded Contract.

Continuation page - ANNEX II


     Pursuant to Annex II, subparagraph (c), the following list represents expired MK Ohio contracts containing warranty obligations to be assumed by MK
Rail:

CDOT
- - ----

          Six (6) FL-9 Locomotives                                 Remanufacture
          Total Contract Value: $8,232,155.00

KCS
- - ---

          Fifteen (15) GP40-2 Locomotives                               Overhaul
          Total Contract Value: $3,726,399.00

SOUTHERN PACIFIC
- - -----------------

          One hundred thirty-three (133) Locomotives               Remanufacture
          Total Contract Value: $90,263,110.00

MWAA
- - ----

          Nineteen (19) Mobile Lounge Vehicles                      Rehabilitate
          Total Contract Value: $10,720,246.00

NJT
- - ---

          Fifteen (15) Locomotive Blended Brake Systems
          Total Contract Value: $1,736,707.00

NJT
- - ---

          Six (6) GP40PH-2 Locomotives                             Remanufacture
          Total Contract Value: $6,075,000.00

NVTC
- - ----

          Two (2) RP40-2C Locomotives                              Remanufacture
          Total Contract Value: $2,350,000.00

TRI-COUNTY RAIL
- - ---------------

          Three (3) F40PHM-2C Locomotives                          Remanufacture
          Total Contract Value: $4,434,000.00
continuation pages - ANNEX II


                               LITIGATION SUMMARY

CONTINUATION -- ANNEX I-D:
- - ---------------------------

                  MK-RAIL SCHEDULE OF CONTRACTS AND AGREEMENTS
             ------------------------------------------------------


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------
                                   Search strategy:  02-25-94 13:11:29
                                                     GET DN: =00001:00088
                                    No. of Records:  71

- - ------------------------------------------------------------------------------------------------------------------------------------
SALE/LEASEBACK    12/29/93    MetLife Capital     10900 N.E 4th St., Suite 500  Master Lease Purchase  Lessor consent required
(FINANCING)                   Corporation         Bellevue, Washington 98004    Agreement No. 18627    to assignment; [Paragraph
AGREEMENTS                    (Lessor)            Attn: David Sislowski                                26(a)]; 60-month term;
                                                                                                       reorganization is "even of
                                                                                10 SD40-2 Locomotives  default" if it has materially
                                                                                $5,500,000             adverse effect on Lessor's
                                                                                                       position [Paragraph
                                                                                                       18.A.(ix)]

SALE/LEASEBACK    12/10/93    Pitney Bowes        201 Merritt Seven              Master Equipment      Lessor's prior written
(FINANCING)                   Credit Corporation  Norwalk, Connecticut 06856    Lease Agreement        consent necessary for
AGREEMENTS                    (Lessor)            Attn:  Vice President/        No. 7746324            assignment [Paragraph 20];
                                                  Operations                                           180-month term
                                                                                25 SD40M-2s
                                                                                $29,819,877

SALE/LEASEBACK    12/21/91    Pitney Bowes        201 Merritt Seven             Master Equipment       Lessor's prior written
(FINANCING)                   Credit Corporation  Norwalk, Connecticut 06856    Lease Agreement        consent necessary for
AGREEMENTS                    (Lessor)            Attn:  Vice President/                               assignment [Paragraph 20];
                                                  Operations                                           180-month term
                                                                                11 SD40M
                                                                                $7,949,680

SALE/LEASEBACK    12/27/91    Caterpillar         3322 West End Avenue,         Railroad Lease         Lessor's consent necessary
(FINANCING)                   Financial Services  Suite 610                     Agreement              to assign [Paragraph 18];
AGREEMENTS                    Corporation         Nashville, Tennessee 37203                           unauthorized assignment is
                              (Lessor)            Attn:  Treasurer                                     event of default [Paragraph
                                                                                                       16.1(b)]; 15-year term
                                                                                20 SD40-2s
                                                                                $13,200,000



Page: 1


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

SALE/LEASEBACK    12/17/93    Caterpillar         3322 West End Avenue,         Railroad Lease         Lessor's consent necessary
(FINANCING)                   Financial Services  Suite 610                     Agreement              to assign [Paragraph 18];
AGREEMENTS                    Corporation         Nashville, Tennessee 37203                           unauthorized assignment is
                              (Lessor)            Attn:  Treasurer                                     event of default [Paragraph
                                                                                2 MK1200G (LNG)        16.1(b)]; 240-month term
                                                                                Locomotives
                                                                                $2,400,000

SALE/LEASEBACK    01/24/92    CIT Group/Equipment 1620 W. Fountainhead          Equipment Lease        Five year term; Lessor's
(FINANCING)                   Leasing, Inc.       Parksway, #600                New Pacific Model      consent to assignment
AGREEMENTS                    (Lessor)            Tempe, Arizona 85282          K400-4                 required [Paragraph 20]
                                                                                $200,221

PUBLIC TRANSIT    10/04/90    Massachusetts Bay   Materials Department          Formal Contract        MBTA consent required for
CONTRACTS                     Transportation      Ten Park Plaza                No. 532                assignment [Paragraph 5.12]
(LOCOMOTIVE)                  Authority (Buyer)   Boston, Massachusetts 02116   (Project No.           Assignment will not release
                                                  Attn: Michael T. Burns,       MA-23-9013)            original contractor of
                                                  Director of Railroad                                 Liability under contract and
                                                  Operations                                           bond; contract substantially
                                                  Attn: Robert W. Pittman,                             complete (all deliveries
                                                  Asst. General Manager,                               made); in close-out mode
                                                  Purchasing and Administration
                                                                                12 remanufactured
                                                                                Diesel Electric
                                                                                Passenger Locomotives
                                                                                $19,486,476



Page: 2


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS


- - ------------------------------------------------------------------------------------------------------------------------------------

PUBLIC TRANSIT    1991        State of            Department of Administrative  State Project          State may recognize
CONTRACTS                     Connecticut         Services                      No. 170-747            assignment where incident to
(LOCOMOTIVE)                  Department of       460 Silver Street             (Bid No.               transfer of assets, based on
                              Transportation      P.O. Box 1411                 901-A-13-2165-P)       facts/circumstances and
                              (Buyer)             Middleton, Connecticut 06457  Remanufacture of       written concurrence of Surety
                                                  Attn: Mr. Anthony Fappiano    Six (6)                [Paragraph 8.01A]
                                                  Department of Transportation  EMD
                                                  Office of Purchasing & Store  Model FL-9 Passenger
                                                  Bid Unit                      Locomotives
                                                  P.O. Box Drawer A
                                                  24 Wolcott Hill Road
                                                  Wethersfield, Connecticut 06109
                                                  Attn: Mr. Brian J. Robertson
                                                                                $8,232,155

PUBLIC TRANSIT    09/03/92    NJ Transit          One Penn Plaza East           Agreement for          Need consent of purchaser
CONTRACTS                     Corporation         Newark, New Jersey 07105      Application of         for assignment [Paragraph 7];
(LOCOMOTIVE)                  (Buyer)                                           GP40FH-2 Blended       contract is substantially
                                                                                Dynamic Brake          complete; finished in 3-4
                                                                                Systems (Bid No.       months)
                                                                                92-D-239)
                                                                                $1,736,707

PUBLIC TRANSIT    08/12/93    North San Diego     311 South Tremont Street      Agreement (for supply  Need consent of Board for
CONTRACTS                     County Transit      Oceanside, California         of 5 diesel electric   assignment [Part II]
(LOCOMOTIVE)                  Development Board                                 passenger Locomotives)
                              (Buyer)                                           $10,369,262



Page: 3


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS


- - ------------------------------------------------------------------------------------------------------------------------------------

PUBLIC TRANSIT    09/17/93    State of Maryland   Mass Transit Administration   Contract MTA           Consent of MTA and Surety
CONTRACTS                     Department of       Contract Administration Dept. 3-57-2/Procurement of  required for assignment/MDOT
LOCOMOTIVE                    Transportation/     One Market Center             (19)                   General Provisions for
                              Mass Transit        300 W. Lexington Street       Remanufactured         Purchase Contracts
                              Administration      Baltimore, Maryland 21201     GP-40WCH-2             [Paragraph 39]
                              (Buyer)             Attn: Richard A. Wolfe,       Locomotives
                                                  Manager Procurement &
                                                  Operations Contracts
                                                                                $19,388,018

MISCELLANEOUS     09/03/91    Metropolitan        44 Canal Center Plaza         Contract No.           No specific assignment
PUBLIC CONTRACTS  -Phase I    Washington          Alexandria, Virginia          1-91-C113, Phase I     provisions
                  04/15/92    Airports Authority  22314-1562                    and II, Mobile Lounge
                  -Phase II   (Buyer)                                           Rehabilitation
                                                                                $10,720,246

MISCELLANEOUS     04/27/93    Ada County Highway                                License Agreement      Grant right-of-way upon Ada
CONTRACTS/                    District                                                                 County, ID, property.
INVOICES

LOCOMOTIVE        10/27/93    Southern Pacific    Southern Pacific Building     Committment Letter     Definitive agreement is still
LEASE/SALE                    Lines (Buyer)       One Market Plaza              for sale or lease of   being prepared
AGREEMENTS                                        San Francisco, California     133 SD40M-2
                                                  94105                         Locomotives
                                                                                $678,000 per
                                                                                 Locomotive
                                                                                $90,174,000



Page: 4



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

LOCOMOTIVE                    Southern Pacific    Southern Pacific Building     Locomotive Lease       Six-month lease, commencing
LEASE/SALE                    Transportation      One Market Plaza              Agreement              01/94; Lessor may assign its
AGREEMENTS                    Company (Lessee)    San Francisco, California                            interest in the contract
                                                  94105                         50 SD40M-2             [Paragraph 19] [Document at
                                                                                locomotives            at SP for execution]
                                                                                $2,250,000
                                                                                [Subject to two 3-
                                                                                month extensions)

LOCOMOTIVE                    Southern Pacific    Southern Pacific Building     Locomotive Lease       Six-month lease commencing
LEASE/SALE                    Transportation      One Market Plaza              Agreement              01/94; Lessor may assign its
AGREEMENTS                    Company (Lessee)    San Francisco, California                            interest in the contract
                                                  94105                         20 SD40M-2             [Paragraph 19] [Document at
                                                                                locomotives            SP for execution]
                                                                                $1,035,000
                                                                                [Subject to two 3-
                                                                                month extensions]

LOCOMOTIVE        08/10/93    Carland             1055 Broadway, Suite 990      Agreement to provide   Contract may not be assigned
LEASE/SALE                    Incorporated (as    Kansas City, Missouri 64105   15 upgraded GP40-2     without consent [Paragraph
AGREEMENTS                    agent for The                                     Locomotives            12.2]
                              Kansas City                                       $228,047 per
                              Southern Railway                                  Locomotive
                              Company) (Buyer)                                  $3,755,955

LOCOMOTIVE        08/03/93    The Kansas City     4601 Blanchard Road           Locomotive Lease       Lease may be assigned without
LEASE/SALE                    Southern Railway    Shreveport, Louisiana 71107   Agreement (1-year)     approval/consent
AGREEMENTS                    Company (Lessee)                                  6 SD40-2 Locomotives

LOCOMOTIVE        08/04/93    Burlington Northern 2800 Continental Plaza        Locomotive Lease       MKC as lessor may assign
LEASE/SALE                    Railroad Company    777 Main Street               Agreement              without consent [Paragraph
AGREEMENTS                    (Lessee)            Fort Worth, Texas 76102                              18]
                                                                                Lease of 25 MPI
                                                                                SD40M-2 Locomotives



Page: 5



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------
LOCOMOTIVE        05/01/91    Utah Railway        970 University Club Building  Locomotive Lease       MKC as lessor may assign
LEASE/SALE                    Company (Lessee)    136 East South Temple         Agreement              contract without consent
AGREEMENTS                                        Salt Lake City, Utah 84111                           [Paragraph XVII]
                                                                                Lease for 12 SD40
                                                                                Locomotives

LOCOMOTIVE        05/01/91    Utah Railway        970 University Club Building  Locomotive             Contract provides for 5 MKC
LEASE/SALE        as          Company (Lessee)    136 East South Temple         Maintenance Agreement  employees to maintain leased
AGREEMENTS        amended                         Salt Lake City, Utah 84111                           locomotives; cannot be
                  02/01/93                                                                             assigned without consent
                                                                                                       [Paragraph XV]

LOCOMOTIVE        12/28/93    Grand Trunk         700 Pershing Street           Locomotive Lease       MKC as lessor may assign
LEASE/SALE                    Western Railroad    Pontiac, Michigan 48340       Agreement              contract without consent
AGREEMENTS                    Incorporated        Attn: Eugene E. Shepard                              [Paragraph 18]
                              (Lessee)                                          Lease of 5 MK SD40M-2
                                                                                Locomotives

LOCOMOTIVE        08/16/93    Union Pacific       1416 Dodge Street, Room 200   Equipment Lease        No assignment provisions in
LEASE/SALE                    Railroad Company    Omaha, Nebraska 68179                                contract
AGREEMENTS                    (Lessee)            Attn: Larry Anderson,
                                                  Manager Leases
                                                                                Lease for 2 MK1200G
                                                                                natural gas fueled
                                                                                Caterpillar powered
                                                                                switched Locomotives

LOCOMOTIVE        08/03/93    The Kansas City     4601 Blanchard Road           Locomotive Lease       Six-month term, with 2-year
LEASE/SALE                    Southern Railway    Shreveport, Louisiana 71107   Agreement              extension option; MKC as
AGREEMENTS                    Company (Lessee)                                  Lease of 6 SD40-2      lessor may assign without
                                                                                Locomotives            consent [Paragraph 18]


Page: 6


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------
JOINT VENTURE     03/09/93    Caterpillar         100 N.E. Adams Street         Professional           Joint venture for development
AGREEMENTS                    Logistics           Peoria, Illinois 61629        Services               of logistics strategy for
                              Services, Inc.                                    Agreement              distribution in North
                                                                                                       America; no assignment
                                                                                                       provisions

JOINT VENTURE     03/31/92    Caterpillar,        100 N.E. Adams Street         Marketing and Supply   Requirements contract for CAT
AGREEMENTS                    Inc.                Peoria, Illinois 61629        Agreement              engines to use in MKC
                                                  Attn:  Richard L. Thompson,                          locomotives; agreement to
                                                  Vice President                                       joint market; need CAT assent
                                                                                                       to assignment [Paragraph
                                                                                                       13(e)]

JOINT VENTURE     03/31/92    Caterpillar,        100 N.E. Adams Street         Joint Development      Agreement to develop
AGREEMENTS                    Inc.                Peoria, Illinois 61629        Agreement              prototypes of locomotive
                                                                                                       models; need CAT consent to
                                                                                                       assignment [Paragraph 9]

JOINT VENTURE     03/09/93    Northwest Signals   8911 Santa Anita Drive        Exclusivity            Gives MKC exclusive right to
AGREEMENTS                    & Systems           Boise, Idaho 83704            Agreement              purchase and market Train
                                                                                                       Service Monitor (Odometer);
                                                                                                       requires prior written
                                                                                                       consent for assignment
                                                                                                       [Paragraph 18]

JOINT VENTURE     12/06/93    Harnischfeger       P.O. Box 310                  Agreement              Exclusive requirements
AGREEMENTS                    Corporation         Milwaukee, Wisconsin 53201                           contract for AC Propulsion
                                                  Attn: Michael Salsieder                              System components; 5-year
                                                                                                       term; consent for assignment
                                                                                                       required [Paragraph 8.4]

JOINT VENTURE     09/10/93    Nomba, Inc.         4477 Emerald, Suite B-200     Memorandum of          MKC has exclusive rights to
AGREEMENTS                                        Boise, Idaho 83706            Understanding          market Maxitrax System
                                                                                                       worldwide (with exception of
                                                                                                       U.S. and Canada); no
                                                                                                       assignment provisions



Page: 7


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL     06/14/91    Equiptec, S.A.      Calle 56                      Agent Agreement        MKC may assign to successor
CONTRACTS/                                        Urbanizacion Obanria,         (to represent          entity within its corporate
AGREEMENTS                                        Edificio                      MKC in Panama)         structure without consent
                                                  Carmela                                              [Paragraph 9]
                                                  Planta Baja
                                                  Cirdad de Panama,
                                                  Republic de Panama
                                                  Attn: Antonia J. Alfaro

INTERNATIONAL     10/12/93    Torque Sociedade    Av. Angelica, 501,            Agreement for          No specific assignment
CONTRACTS/                    Anonima             16th Floor                    Technical-Industrial   provisions; contract is
AGREEMENTS                                        Sao Paulo                     Cooperation and        on-going
                                                  Federal Republic of Brazil    License to Use
                                                  Attn: Mr. Aroldo B. Fuschini  Technology (MKC will
                                                                                assist Torque in
                                                                                pursing locomotive
                                                                                remanufacturing
                                                                                in Brazil)

INTERNATIONAL     09/22/93    Egyptian National   ENR Railways Building         Contract No. 22/733    General Conditions for
CONTRACTS/                    Railways            "Over Shoubra Subway"         for Clean and Repair   Foreign and Local Contracts,
AGREEMENTS                                        Shoubra, Cairo (Egypt)        of 20 Crankcases       Article VII, requires
                                                  Arab Republic of Egypt                               consent to assignment
                                                                                $394,000

INTERNATIONAL     09/22/92    MK Corporation      Level 6                       Technical Services     Agreement has expired; MKC is
CONTRACTS/                    of Australia,       65 Berry Street               Agreement              in negotiations for renewal
AGREEMENTS                    Ltd.                North Sydney NSW 2060
                                                  Australia

INTERNATIONAL     08/30/93    Ferrocarriles                                     Agreement for repair   Contract is substantially
CONTRACTS/                    Nacionales De                                     of 52 traction motor   complete; close-out expected
AGREEMENTS                    Mexico                                            frames                 mid-February 1994
                                                                                $365,400



Page: 8


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL     06/29/92    National Railways   Avenida Jesus Garcia          Leasing Agreement      Contract substantially
CONTRACTS/                    of Mexico           No. 140, 4th Floor            No. 80-5-9013-92       complete, with close-out by
AGREEMENTS                                        Colonia Buenavista                                   mid-February 1994; contract
                                                  Mexico Distrito Federal                              provides it shall not be
                                                  Codigo Postal 06538                                  assigned [Paragraph
                                                                                13 General Motors      Fourteenth]
                                                                                SD40-2 diesel
                                                                                electric
                                                                                locomotives

INTERNATIONAL     07/29/93    National Railways   Avenida Jesus Garcia          Supply and             Contract substantially
CONTRACTS/                    of Mexico           No. 140, 4th Floor            Remanufacture          complete; no assignment
AGREEMENTS                                        Colonia Buenavista            Agreement No.          clause
                                                  Mexico Distrito Federal       80-5-9003-93 (for
                                                  Codigo Postal 06358           traction motors and
                                                                                cooling fans)

INTERNATIONAL     07/06/93    International       Monticello Arcade, Suite 204  Agent Agreement        MKC may assign its interest
CONTRACTS/                    Advanced            208 E. Plume St.              (representing MKC      to a successor entity within
AGREEMENTS                    Technology, Inc.    Norfolk, Virginia 23510       in Israel)             its corporate structure
                                                                                                       [Paragraph 9]

INTERNATIONAL     03/01/91    Ronsco Supply       1440 Quest,                   Representative         MKC may assign its interest
CONTRACTS/                    Company, Ltd.       Rue Ste-Cathering             Agreement (to          to a successor entity within
AGREEMENTS                                        St. W.                        represent MKC with     its corporate structure
                                                  Suite 712                     Canadian rail          [Paragraph 7]
                                                  Montreal, Quebec H3G IRS      transport companies)

INTERNATIONAL     07/30/92    Mendes Junior       Av. Prof. Mario Wernek        Memorandum of          MKC to assist MJI in
CONTRACTS/                    Industrial Ltda.    1685 B. Estoril               Understanding          developing locomotive
AGREEMENTS                                        Belo Horizonte                                       remanufacturing business in
                                                  Brazil 30430                                         Brazil; terminates 07/13/94;
                                                                                                       no assignment provisions



Page: 9


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL     03/20/92    GEC ALSTHOM N.V.    World Trade Center            Memorandum of          Understanding for MKC to
CONTRACTS/                                        Strawinskylaan 343/1077       Understanding          acquire 6% minority interest
AGREEMENTS                                        XX Amsterdam                                         in Mexican corporation for
                                                  The Netherlands                                      up to $3 million to
                                                  Attn: Mr. Bernard Lebrum                             privatize Mexican railway;
                                                                                                       contract expired 06/30/92;
                                                                                                       confidentiality provisions in
                                                                                                       force for 3 years

PROCUREMENT/      11/30/93    National Railway    14400 S. Robey                Purchase Agreement     Supply contract to provide
SUPPLY CONTRACTS              Company             P.O. Box 2270                                        MKC with core locomotive
AND LEASES                    (Supplier)          Dixmoor, Illinois 60426                              engines for rebuilding
                                                                                $8,901,000

PROCUREMENT/      Sent        VMV Enterprises,    1500 Kentucky Avenue          Agreement to Provide   MKC agrees to purchase 25
SUPPLY CONTRACTS  01/18/94    Inc. (Supplier)     Padricah, Kentucky 42003      Locomotives, Engines,  remanufactured EMD SD45
AND LEASES        for                                                           Compressors            locomotives and 25 EMD SD45
                  signature                                                                            cores; no assignment clause;
                                                                                                       VMV is a competitor
                                                                                $22,000,000

PROCUREMENT/      05/01/93    Intermountain Gas   IGC                           Natural Gas Firm       Fixed Price locked in through
SUPPLY CONTRACTS  (IGC)       Company (IGC)       555 South Cole Road            Service Contract       08/31/94
AND LEASES        11/20/85    IGI Resources,      P.O. Box 7608                 (IGC)
                  and         Inc. (IGI)          Boise, Idaho 83707            Agency Agreement
                  09/01/93                        IGI                           and Natural Gas
                  (IGI)                           Lakepointe Central            Delivery Agreement
                                                  300 Mallard Drive, Suite 350
                                                  Boise, Idaho 83706

PROCUREMENT/      08/16/93    Union Pacific       1416 Dodge Street, Room 200   Equipment Lease        Contract expires 02/28/94;
SUPPLY CONTRACTS              Railroad Company    Omaha, Nebraska  68179                               need Lessor's consent to
AND LEASES                    (Lessor)                                                                 assignment [Paragraph 15]
                                                                                Lease of one UPP400
                                                                                Test Caboose



Page: 10


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

NONDISCLOSURE/    02/17/93    Caterpillar         100 N.E. Adams Street         Confidentiality        Protection of information re:
CONFIDENTIALITY               Logistics           Peoria, Illinois 61629        Agreement              warehousing, transportation,
AGREEMENTS                    Services, Inc.                                                           logistics and consulting
                                                                                                       support; mutual
                                                                                                       confidentiality provisions;
                                                                                                       no provision on assignment

NONDISCLOSURE/    09/03/93    Hadady              17506 Chicago Avenue          Exchange of            Hadady involved in design and
CONFIDENTIALITY               Corporation         Lansing, Illinois 60438       Confidential           manufacture of brake rigging
AGREEMENTS                                        Attn: Mr. Gary A. Wagner      Information            components installed in new
                                                  V.P. Sales and Marketing      Agreement              MK5000C locomotives; mutual
                                                                                                       confidentiality provisions;
                                                                                                       consent to assignment
                                                                                                       required [Paragraph 6.2]

NONDISCLOSURE/    04/02/93    Harnischfeger       4107 W. Orchard Street        Exchange of            Mutual confidentiality
CONFIDENTIALITY               Corporation         Milwaukee, Wisconsin 53215    Confidential           provisions re: supply of AC
AGREEMENTS                                        Attn: Robert Hale, V.P.       Disclosure             propulsion system components
                                                  Material Handling Division    Agreement              for use in MKC's Locomotive
                                                                                                       Retrofit Program; consent to
                                                                                                       assignment required
                                                                                                       [Paragraph 6.2]

NONDISCLOSURE/    02/10/93    Minnesota Valley    Two Appletree Square          Exchange of            Mutual confidentiality re:
CONFIDENTIALITY               Engineering, Inc.   Suite 100                     Confidential           design/development program
AGREEMENTS                                        8011-34th Avenue So.          Information            for liquid natural gas and/or
                                                  Bloomington, Minnesota 55425  Disclosure             liquid methane storage
                                                  Attn: C.J. Schoenbauer,       Agreement              delivery and fuel system for
                                                  Executive V.P.                                       MK12G Switcher Locomotive;
                                                                                                       consent to assignment
                                                                                                       required [Paragraph 6.2]

NONDISCLOSURE/    06/30/92    Advanced Rail       114 Greenfield Place          Exchange of            Consultant for design and
CONFIDENTIALITY               Car, Inc.           Los Gatos, California 95030   Confidential           production of steerable
AGREEMENTS                                        Attn: Mr. Paul Wike,          Information            railway trucks for use on
                                                  President                     Agreement              new Caterpillar powered MKC
                                                                                                       locomotives; consent to
                                                                                                       assignment required
                                                                                                       [Paragraph 6.2]



Page: 11


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

NONDISCLOSURE/    07/15/91    Rockwell            400 Collins Road N.E.         Exchange of            Sharing of proprietary
CONFIDENTIALITY   and         International       Cedar Rapids, Iowa 52498      Confidential           information relating to
AGREEMENTS        03/03/93    Corporation         Attn: Keith A. Halverson,     Disclosure             railroad electronics for
                                                  Manager, Contracts and        Information,           locomotives; consent to
                                                  Subcontracts                  as amended by          assignment required
                                                                                Supplemental           [Paragraph 4.4]
                                                                                Agreement No. 1

NONDISCLOSURE/    09/02/93    Zeta-Tech           900 Kings Highway N.          Letter Agreement       Confidentiality re: marketing
CONFIDENTIALITY               Associates, Inc.    P.O. Box 8407                                        study for MK5000C Locomotive;
AGREEMENTS                                        Cherry Hill, New Jersey 08002                        no assignment provisions
                                                  ATTN: Randolph R. Resor

NONDISCLOSURE/    01/27/93    Air Products and    7201 Hamilton Boulevard       Exchange of            Consultant re: design and
CONFIDENTIALITY               Chemicals, Inc.     Allentown, Pennsylvania 18195 Confidential           manufacturing of liquid
AGREEMENTS                                        Attn: Robert N. Davis         Information            natural gas and/or liquid
                                                                                Agreement              methane fueled switcher
                                                                                                       locomotives (MK1200G);
                                                                                                       consent to assignment
                                                                                                       required [Paragraph 6.2]

NONDISCLOSURE/    05/01/93    General Atomics     3550 General Atomics Court    Exchange of            Confidentiality re: A.C.
CONFIDENTIALITY                                   San Diego, California 92121   Confidential           Propulsion Inverters; consent
AGREEMENTS                                                                      Information            to assignment required
                                                                                Agreement              [Paragraph 6.2]

NONDISCLOSURE/    09/26/93    Motorola, Inc.      1911 N.E. First Street,       Proprietary            MKC required to sign to
CONFIDENTIALITY               acting through      Suite 304                     Information            receive MVME 167-611
AGREEMENTS                    its Govt.           Bellevue, Washington 98005    Non-Disclosure         computer; two year term; no
                              Electronics Group   Attn: Ann Fortney             Agreement              assignment provisions

NONDISCLOSURE/    03/29/93    ENTECH              555 N. Meridian Road          Non-Disclosure and     Re: 6-month testing of
CONFIDENTIALITY               Corporation         Meridian, Idaho 83642         Confidentiality        Entech's "Energy Release"
AGREEMENTS                                                                      Agreement              metal conditioner in Utah
                                                                                                       locomotives; consent to
                                                                                                       assignment required
                                                                                                       [Paragraph 6.2]; 3 year
                                                                                                       confidentiality term



Page: 12


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

NONDISCLOSURE/    01/10/91    EG&G Idaho, Inc.    1955 Fremont Drive            Non-Disclosure         Agreement binds MKC re:
CONFIDENTIALITY                                   Idaho Falls, Idaho 83402      Agreement              disclosure of EG&G CyberTran
AGREEMENTS                                                                                             system; term ends 02/01/95;
                                                                                                       no assignment provisions

NONDISCLOSURE/    03/20/92    GEC Alsthom N.V.    World Trade Center            Confidential           Relates to proposed Mexican
CONFIDENTIALITY                                   Strarvinskylaan 343/1077      Non-Disclosure         privitization joint venture;
AGREEMENTS                                        XX Amsterdam                  Agreement              five-year term; agreement
                                                  The Netherlands                                      binding upon successors and
                                                                                                       assigns

NONDISCLOSURE/    09/20/93    Elettromeccica      via C. Romani 10              Exchange of            For provision of North
CONFIDENTIALITY               Parizzi S.p.A.      20091 Bresso                  Confidential           America service proven
AGREEMENTS                                        Milano                        Disclosure             propulsion system for use on
                                                  Italy                         Agreement              MK5000AC Program; requires
                                                  Attn: Dr. Ing. Massimo                               consent to assignment
                                                  Maggioni                                             [Paragraph 6.2]
                                                  0039-2-665231

MISCELLANEOUS     10/19/93    MK Rail Systems     Chicago, Illinois             Memorandum of          CTO borrowed from Boise
CONTRACTS/                    Group Center                                      Understanding          Locomotive Buff Test View
INVOICES                      Transit Operations                                                       Liner Shell equipment; to be
                              (CTO)                                                                    returned no later than
                                                                                                       06/01/94

MISCELLANEOUS                 Union Pacific       605 N. 13th Street            Purchase Order No.     Invoiced 12/93; delivery
CONTRACTS/                    Railroad (Buyer)    Omaha, Nebraska 68179         10553020-for MGS       promised 1st quarter 94
INVOICES                                          Attn: Mr. Kent Carter         Portable Load Box
                                                                                $188,430

MISCELLANEOUS     06/30/92,   Union Pacific       1416 Dodge Street, Room 1100  Test Agreement         UP grants MKC license to use
CONTRACTS/        renewed     Railroad Company    Omaha, Nebraska 68179                                its trackage on "Boise
INVOICES          04/02/93    (Licensor)          (402) 271-3753                                       Cutoff" between Boise and
                  for 1 year                                                                           Orchard to test rebuilt
                                                                                                       locomotives; consent to
                                                                                                       assignment required
                                                                                                       [Paragraph 6]



Page: 13


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS     12/01/92    Food Service        4632 Aeronca Street           Equipment Lease        Term ends 12/01/95; no
CONTRACTS/                    Technology          Boise, Idaho 83705            (MKC Less or           payments have been made under
INVOICES                      Corporation                                       drilling equipment)    lease; no assignment
                              (Lessee)                                                                 provisions in lease

MISCELLANEOUS     09/03/93    Climax              P.O. Box 68                   Engineering Services   (MKC provided engineering
CONTRACTS/                    Molybdenum          Empire, Colorado 80438        Agreement Contract     feasibility study re: mining
INVOICES                      Company                                           No. H-685              case) 12/22/93 invoice for
                                                                                                       $17,500, representing 80%
                                                                                                       completion of work; contract
                                                                                                       terminates 01/31/94; future
                                                                                                       business "on hold"

MISCELLANEOUS     04/16/92    Envirosafe          P.O. Box 16217                Waste Disposal         No assignment provisions
CONTRACTS/                    Services of         Boise, Idaho 83715            Agreement
INVOICES                      Idaho, Inc.         Attn: Rob Ellin, Western
                                                  Sales Manager

MISCELLANEOUS     10/01/93    David J. Joseph     P.O. Box 1078                 Purchase Order No.
CONTRACTS/                    Company             Cincinnati, Ohio 45201        23614 for repair by
INVOICES                                                                        MKC on RLMX-1211
                                                                                Rail Car
                                                                                $5,900

MISCELLANEOUS                 Randy Re,           6190 Shorewood Court                                 MK performed engineer rebuild
CONTRACTS/                    Incorporated        Lisle, Illinois 60532
INVOICES                                                                        $15,000

MISCELLANEOUS     12/21/79    Union Pacific       1416 Dodge Street             Agreement (License)    Testing of MK Locomotives by
CONTRACTS/        - until     Railroad Company,   Omaha, Nebraska 68179                                Railroad over Nampa branch
INVOICES          termina-    a Utah              File #416                                            lines and main line between
                  ted w/      corporation         CD. No. 51973-10                                     Hinkle, Oregon and Pocatello,
                  10-day                                                                               Idaho
                  notice



Page: 14


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS     06/14/93    Railsoft, Inc.      1805 S. Ponce Deleon          Software Development   Contract for development of
CONTRACTS/                                        Ave. N.E.                     Agreement              Train Performance Simulation
INVOICES                                          Atlanta, Georgia 30307                               Model (TrainSim) Software;
                                                                                                       MKC can assign with prior
                                                                                                       written approval (Paragraph
                                                                                                       9.03)

NON-COMPETITION   10/05/91    Zero Defects,       615 East 43rd Street          NonCompetition         5-year term; MKC agrees to
AGREEMENTS                    Incorporated        Boise, Idaho 83714            Agreement              purchase electronic control
                                                  Attn: Julie Bertoni                                  modules and components; any
                                                                                                       assignment without prior
                                                                                                       written consent is void
                                                                                                       [Paragraph 7]

UNION             06/30/92    International       5105 S. Apple                 Agreement              Contract term ends 06/03/95,
CONTRACTS                     Union of            Boise, Idaho 83705                                   with automatic one-year
                              Operating           (208) 344-8414                                       renewals unless 60-day notice
                              Engineers,                                                               given; MKC required to
                              Local No. 370                                                            contribute $0.70 per hour
                                                                                                       worked into Idaho Operating
                                                                                                       Engineers - Employers Pension
                                                                                                       Trust Fund (any MultiEmployer
                                                                                                       Pension Plan Withdrawal
                                                                                                       liability?)



Page: 15

                                    ANNEX I-E
                                    ---------
                              INTELLECTUAL PROPERTY


     I-E Intellectual Property. All rights and interests of MK Ohio in, to and with respect to the intellectual property rights, trademarks, trade secrets, inventions whether patentable or unpatentable, and know-how being transferred, assigned or licensed to MK Rail pursuant to, and in accordance with, (i) the Deed of Assignment of Patents and Patent Applications attached hereto, (ii) the Service Mark, and Trademark License Agreement attached hereto; (iii) the Deed of Assignment relating to the mark "Mountaintop Locomotive Division"; and (iv) all intangible assets, other than intellectual property rights, of MK Ohio used solely in the Business, including customer lists, marketing and other data.

                                    ANNEX III

                                REQUIRED CONSENTS


     Consents are required to the assignment and/or transfer of MK Ohio's right, title and interest in the contracts and leases listed on the attached continuation pages to this Annex III.

CONTINUATION -- ANNEX III:


1. Consent of Cometrans and IDESA to the assignment of the Joint Venture Agreement dated May 7, 1993.

2. Consent by other parties to assignment of Passenger Railway Service Joint Venture Agreement (Consent not required if MK Ohio guarantees MK Rail's obligations).

3. Consent of Argentine Government to transfer by MK Ohio of the Metrovias shares and to the assignment by MK Ohio of its rights under the Concession Agreement.

4. Consent of Argentine Government to Release MK Ohio from guarantee of Metrovias under Section 6.1.6 of the Concession Agreement.

5. Consent by IDESA and Cometrans to waive right of first refusal in relation to transfer of MK Ohio's shares in Talleres Sudamericanos S.A.

6. Consent by IDESA and Cometrans to waive right of first refusal in relation to transfer of MK Ohio's shares in MK Rail Systems of Argentina.

7. Consent of "GAIN" to substitution of MK Rail for MK Ohio under letter of Understanding dated September 18, 1993 (Mexico).

CONTINUATION -- ANNEX III:

1. Lease dated 11/01/92 between Permanent Trustee Company Limited (Lessor) and Morrison Knudsen Corporation of Australia Limited (Lessee). Premises:
     Commercial offices located at Level 12 of the Pastoral Exchange Building, 4 O'Connell Street, Sydney, New South Wales.

2. Lease dated 10/15/92 between Heather Marjorie Cundy (Lessor) and Morrison Knudsen Corporation of Australia Limited (Lessee). Premises: Offices of record in Certificate of Title Register Book, Volume 4178 Folio 544, Australia.

3. Agreement dated 10/19/92 between The Broken Hill Proprietary Company Limited, dba BHP Steel Long Products Division (Lessor) and Morrison Knudsen Corporation of Australia Limited (Lessee). Premises: industrial building commonly known as NEI Building on Portion of Section 26 Hundred Cultana County of York Whyalla, S. Australia.

4. Lease dated 12/01/93 between Pacific Associates, a partnership dba Vista Station (Lessor) and Morrison Knudsen Corporation (Lessee). Premises: 1916 sq. ft. office space within Vista Station, Boise, Idaho.

5. Lease Agreement dated 09/02/92 between Skyline Development Corporation, an Idaho corporation (Lessor) and Morrison Knudsen Corporation (Lessee). Environmental Monitoring Use Permit to investigate, survey, test subsurface conditions on property situate in Ada County, Idaho. Subject to Amendment No. I dated 09/25/92.

6. Lease Agreement dated 08/11/92 between Bill and Colleen Mullins, husband and wife (Lessor) and Morrison Knudsen Corporation (Lessee). Environmental Use Permit to investigate, monitor, survey, well-drill and test subsurface conditions on property situate in Ada County Idaho.

7. Lease Agreement dated 06/26/92 between Officenter/Oak Brook, Inc., an Illinois corporation (Lessor) and Morrison Knudsen Corporation (Lessee). Subject to First Amendment to Office Lease Agreement dated 06/26/92.
     Premises: Office space no. 39 located at 17W755 Butterfield Rd., Oakbrook Terrace, Illinois.

8. Lease dated 11/26/92 between Daniel Michael d/b/a Horizon Group (Lessor) and Morrison-Knudsen Co., Inc. (Lessee). Premises: 3000 sq. ft. office/storage located at 4656 W. Oakton, Skokie, Illinois.

9. Consent to release MK Ohio from guarantee of Contract of Location between Marcos Jorge Harari and Mahmood Ullah Mir dated October 26, 1993, relating to property located in Buenos Aires, Argentina

10. Consent to release MK Ohio from guarantee of Contract of Location between Alejandro Roberto Roca and Paul David Bartles dated April 13, 1993, relating to property located in Buenos Aires, Argentina

11. Consent to release MK Ohio from guarantee of Contract of Location between Gloria Ines Corna and Bernardo Aceves Ramirez dated September 6, 1993, relating to property located in Buenos Aires, Argentina

12. Consent to release MK Ohio from guarantee of Contract of Location between Ubaldo Horacio Insua and Beth Kincaid dated April, 1993, relating to property located in Buenos Aires, Argentina

                                    ANNEX IV

                        CONTINUING OBLIGATIONS OF MK OHIO
                             AFTER THE CLOSING DATE

1. The obligations set forth in Section 2.5(c) of the Agreement with respect to Employees.

2.   The obligations of MK Ohio under any Related Agreement.

3.   The obligations of MK Ohio with respect to any Excluded Contract.

4.   The obligations of MK Ohio under the Bank Documents.

                                     ANNEX V

                               EXCLUDED CONTRACTS

1.   The purchase orders listed on Attachment I to this Annex V.

2. All purchase orders, to the extent not included in I, which related in whole or in part to materials or supplies to be utilized in the remanufacture of the 43 Locomotive cores listed on Attachment II to this Annex V.

3. All contracts, invoices or other documents relating to the sale and delivery of the locomotives remanufactured with materials and supplies provided pursuant to the purchase orders shown above.

CONTINUATION -- ANNEX V:


                              PURCHASE ORDER DETAIL
                         ALL PURCHASES GOING TO HORNELL



                    Order                      Extended
                    Number                       Price
                    ------                     --------


                    14841                      2,296.50
                    120712                     4,225.00
                    530000                   420,000.00
                    530001                 3,438,000.00
                    530004                   331,606.85
                    530005                    27,387.33
                    530006                     1,233.00
                    530007                     1,717.85
                    530008                     3,437.85
                    530009                     3,203.50
                    530010                     2,128.50
                    530011                     5,482.50
                    530012                     4,998.75
                    530013                    12,775.26
                    530014                     1,182.50
                    530015                        42.85
                    530016                     3,051.28
                    530017                    29,730.40
                    530018                     9,643.98
                    530019                     8,032.02
                    530020                        21.90
                    530021                    52,190.82
                    530022                       639.84
                    530023                       250.60
                    530024                     6,359.70
                    530025                     4,797.93
                    530026                 3,721,664.80
                    530027                    39,868.74
                    530028                     7,650.13
                    530029                       294.98
                    530030                     2,138.53
                    530031                    15,222.00
                    530032                       940.75
                    530033                    12,933.54
                    530034                     4,788.48
                    530035                       642.85

                    Order                      Extended
                    Number                       Price
                    ------                     --------


                    530036                    22,587.90
                    530037                     4,194.59
                    530038                     4,654.32
                    530040                   110,238.24
                    530041                     6,547.44
                    530042                    35,659.51
                    530043                     1,912.45
                    530045                     4,282.80
                    530046                    56,889.00
                    530047                     2,679.95
                    530048                     1,892.00
                    530049                    13,370.72
                    530050                     1,276.67
                    530051                    95,847.00
                    530052                     1,182.50
                    530053                     1,505.00
                    530054                       513.42
                    530065                       554.27
                    530066                     1,283.55
                    530067                     3,282.02
                    530068                       497.80
                    530069                     1,451.97
                    530070                     2,945.28
                    530071                       819.00
                    530072                        81.90
                    530073                       161.50
                    530074                     3,852.20
                    530075                    25,664.94
                    530076                        27.52
                    530077                    20,793.05
                    530078                       513.00
                    530079                     1,278.90
                    530080                     3,619.75
                    530081                       131.25
                    530082                       389.16
                    530083                       102.50
                    530084                    73,529.22
                    530085                     7,150.63
                    530086                    20,702.82
                    530087                    34,683.56

                    Order                      Extended
                    Number                       Price
                    ------                     --------


                    530088                       335.40
                    530089                     1,762.72
                    530090                     2,318.20
                    530091                    19,734.60
                    530092                       268.75
                    530094                       757.86
                    530095                     3,520.84
                    530104                     1,485.22
                    530105                     2,205.71
                    530106                     9,543.11
                    530107                    20,150.66
                    530108                     3,909.13
                    530110                       459.67
                    530111                       731.00
                    530112                       360.00
                    530113                       666.50
                    530114                       270.90
                    530115                       535.35
                    530116                        70.20
                    530117                       981.77
                    530119                       925.79
                    530120                     8,271.90
                    530121                     2,158.60
                    530123                        26.25
                    530130                       744.44
                    530131                   152,390.00
                    530132                       433.40
                    530134                   403,748.75
                    530135                    13,007.50
                    530136                   335,400.00
                    530137                       146.63
                    530138                     4,978.51
                    530139                     1,548.00
                    530140                    37,723.04
                    530141                     3,750.40
                    530142                     4,102.20
                    530143                     3,362.60
                    530144                    57,374.19
                    530145                     2,296.50
                    530147                   102,894.52

                    Order                      Extended
                    Number                       Price
                    ------                     --------


                    530148                     7,965.00
                    530149                    48,149.25
                    530150                       442.90
                    530151                       392.30
                    530152                       104.49
                    530153                       468.70
                    530154                    11,997.00
                    530155                    39,775.00
                    530156                   163,100.00
                    530157                     9,899.55
                    530158                        76.80
                    530159                     8,179.20
                    530160                    16,416.00
                    530161                     2,912.00
                    503162                    15,270.10
                    530163                     1,505.00
                    530164                     5,590.00
                    530165                    18,823.25
                    530166                    16,666.83
                    530167                       754.36
                    530168                       369.80
                    530169                     2,574.84
                    530170                     2,979.90
                    530172                    61,425.00
                    530173                    21,396.10
                    530174                       516.00
                    530175                     8,268.90
                    530176                     2,768.34
                    530177                     1,277.96
                    530179                     1,913.50
                    530180                    59,750.00
                    530181                    76,110.00
                    530182                     2,141.40
                    530183                       253.70
                    530184                     4,085.00
                    530185                     4,229.48
                    530186                     1,612.50
                    530187                       909.13
                    530188                     1,376.00
                    530189                       134.59

                    Order                      Extended
                    Number                        Price
                    ------                -------------


                    530190                       313.47
                    530191                    11,985.55
                    530192                     1,760.85
                    530193                     3,904.83
                    530194                     3,665.32
                    530195                     3,876.00
                    530196                       849.25
                    530197                     1,559.80
                    530198                       265.20
                    530199                        58.87
                    530200                     1,037.16
                    530201                    15,187.01
                    530202                    46,314.40
                    530203                     2,170.08
                    530204                       135.50
                    530215                       312.61
                    530229                     2,408.00
                                          -------------
                                          10,676,034.87
                                          -------------
                                          -------------

CONTINUATION -- ANNEX III:

                                                 MK-RAIL SCHEDULE OF CONTRACTS AND AGREEMENTS
                                                 --------------------------------------------


TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------
                                                 Search Strategy: 02-25-94  13:15:23
                                                              GET CN:Y
                                                 No. of Records: S1 - Consent Required
- - ------------------------------------------------------------------------------------------------------------------------------------

SALE/LEASEBACK    12/29/93    MetLife Capital     10900 N.E. 4th St.,           Master Lease Purchase  Lessor consent required to
(FINANCING)                   Corporation         Suite 500                     Agreement No. 18627    assignment; [Paragraph
AGREEMENTS                    (Lessor)            Bellevue, Washington 98004                           26(a)]; 60-month term;
                                                  Attn: David Sislowski                                reorganization is "event of
                                                                                10 SD40-2 Locomotives  default" if it has materially
                                                                                $5,500,000             adverse effect on Lessor's
                                                                                                       position [Paragraph
                                                                                                       18.A.(ix)]

SALE/LEASEBACK    12/10/93    Pitney Bowes        201 Merritt Seven             Master Equipment       Lessor's prior written
(FINANCING)                   Credit Corporation  Norwalk, Connecticut 06856    Lease Agreement No.    consent necessary for
AGREEMENTS                    (Lessor)            Attn: Vice President/         7746324                assignment [Paragraph 20];
                                                  Operations                                           180-month term

SALE/LEASEBACK    12/21/93    Pitney Bowes        201 Merritt Seven             Master Equipment       Lessor's prior written
(FINANCING)                   Credit Corporation  Norwalk, Connecticut 06856    Lease Agreement        consent necessary for
AGREEMENTS                    (Lessor)            Attn: Vice President/                                assignment [Paragraph 20];
                                                  Operations                                           180-month term
                                                                                11 SD40M
                                                                                $7,949,680

SALE/LEASEBACK    12/27/91    Caterpillar         3322 West End Avenue,         Railroad Lease         Lessor's consent necessary to
(FINANCING)                   Financial Services  Suite 610                     Agreement              assign [Paragraph 18];
AGREEMENTS                    Corporation         Nashville, Tennessee 37203                           unauthorized assignment is
                              (Lessor)            Attn: Treasurer                                      event of default [Paragraph
                                                                                20 SD40-2s             16.1(b)]; 15-year term
                                                                                $13,200,000



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

SALE/LEASEBACK    12/17/93    Caterpillar         3322 West End Avenue,         Railroad Lease         Lessor's consent necessary to
(FINANCING)                   Financial Services  Suite 610                     Agreement              assign [Paragraph 18];
AGREEMENTS                    Corporation         Nashville, Tennessee 37203                           unauthorized assignment is
                              (Lessor)            Attn: Treasurer                                      event of default [Paragraph
                                                                                2 MK1200G (LNG)        16.1(b)]; 240-month term
                                                                                Locomotives
                                                                                $2,400,000

SALE/LEASEBACK    01/24/92    CIT Group/          1620 W. Fountainhead          Equipment Lease        Five year term; Lessor's
(FINANCING)                   Equipment Leasing,  Parksway, #600                New Pacific            consent to assignment
AGREEMENTS                    Inc. (Lessor)       Tempe, Arizona 85282          Model K400-4           required [Paragraph 20]

                                                                                $200,221

PUBLIC TRANSIT    10/04/90    Massachusetts Bay   Materials Department          Formal Contract        MBTA consent required for
CONTRACTS                     Transportation      Ten Park Plaza                No. 532                assignment [Paragraph 5.12]
(LOCOMOTIVE)                  Authority           Boston, Massachusetts 02116   (Project No.           Assignment will not release
                              (Buyer)             Attn: Michael T. Burns,       MA-23-9013)            original contractor of
                                                  Director of Railroad                                 Liability under contract and
                                                  Operations                                           bond; contract substantially
                                                  Attn: Robert W. Pittman,                             complete (all deliveries
                                                  Asst. General Manager,                               made); in close-out mode
                                                  Purchasing and
                                                  Administration
                                                                                12 Remanufactured
                                                                                Diesel Electric
                                                                                Passenger Locomotives
                                                                                $19,486,476



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

PUBLIC TRANSIT    1991        State of            Department of Administrative  State Project          State may recognize
CONTRACTS                     Connecticut         Services                      No. 170-747            assignment where incident to
(LOCOMOTIVE)                  Department of       460 Silver Street             (Bid No.               transfer of assets, based on
                              Transportation      P.O. Box 1411                 901-A-13-2165-P)       facts/circumstances and
                              (Buyer)             Middleton, Connecticut 06457  Remanufacture of       written concurrence of
                                                  Attn: Mr. Anthony Fappiano    Six (6) EMD Model      Surety [Paragraph 8.01A]
                                                  Department of Transportation  FL-9 Passenger
                                                  Office of Purchasing & Store  Locomotives
                                                  Bid Unit
                                                  P.O. Box Drawer A
                                                  24 Wolcott Hill Road
                                                  Wethersfield, Connecticut 06109
                                                  Attn: Mr. Brian J. Robertson

                                                                                $8,232,155

PUBLIC TRANSIT    09/03/92    NJ Transit          One Penn Plaza East           Agreement for          Need consent of purchaser for
CONTRACTS                     Corporation         Newark, New Jersey 07105      Application of         assignment [Paragraph 7];
(LOCOMOTIVE)                  (Buyer)                                           GP40FH-2 Blended       contract is substantially
                                                                                Dynamic Brake Systems  complete; finished in 3-4
                                                                                (Bid No. 92-D-239)     months
                                                                                $1,736,707

PUBLIC TRANSIT    08/12/93    North San Diego     311 South Tremont Street      Agreement (for         Need consent of Board for
CONTRACTS                     County Transit      Oceanside, California         supply of 5 diesel     assignment [Part II]
(LOCOMOTIVE)                  Development                                       electric passenger
                              Board (Buyer)                                     locomotives)
                                                                                $10,369,262



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

PUBLIC TRANSIT    09/17/93    State of Maryland   Mass Transit Administration   Contract MTA           Consent of MTA and Surety
CONTRACTS                     Department of       Contract Administration Dept. 3-57-2/Procurement     required for assignment/MDOT
(LOCOMOTIVE)                  Transportation/     One Market Center             of (19)                General Provisions for
                              Mass Transit        300 W. Lexington Street       Remanufactured         Purchase Contracts [Paragraph
                              Administration      Baltimore, Maryland 21201     GP-40WCH-2             39]
                              (Buyer)             Attn: Richard A. Wolfe,       Locomotives
                                                  Manager Procurement &
                                                  Operations
                                                  Contracts
                                                                                $19,388,018

MISCELLANEOUS     09/03/91    Metropolitan        44 Canal Center Plaza         Contract No.           No specific assignment
PUBLIC            - Phase I   Washington          Alexandria, Virginia          1-91-C113,             provisions
CONTRACTS         04/15/92    Airports Authority  22314-1562                    Phase I and II,
                  - Phase II  (Buyer)                                           Mobile Lounge
                                                                                Rehabilitation

                                                                                $10,720,246

MISCELLANEOUS     04/27/93    Ada County                                        License Agreement      Grant right-of-way upon Ada
CONTRACTS/                    Highway District                                                         County, ID, property
INVOICES

LOCOMOTIVE        10/27/93    Southern Pacific    Southern Pacific Building     Committment letter     Definitive agreement is still
LEASE/SALE                    Lines (Buyer)       One Market Plaza              for sale or lease      being prepared
AGREEMENTS                                        San Francisco, California     of 133 SD40M-2
                                                  94105                         Locomotives
                                                                                $678,000 per
                                                                                Locomotive
                                                                                $90,174,000

LOCOMOTIVE        08/10/93    Carland             1055 Broadway, Suite 990      Agreement to provide   Contract may not be assigned
LEASE/SALE                    Incorporated (as    Kansas City, Missouri 64105   15 upgraded GP40-2     without consent [Paragraph
AGREEMENTS                    agent for The                                     Locomotives            12.2]
                              Kansas City                                       $228,047 per
                              Southern Railway                                  Locomotive
                              Company) (Buyer)                                  $3,755,955



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

LOCOMOTIVE        05/01/91,   Utah Railway        970 University Club Building  Locomotive             Contract provides for 5 MKC
LEASE/SALE        as          Company             136 East South Temple         Maintenance            employees to maintain leased
AGREEMENTS        amended     (Lessee)            Salt Lake City, Utah 84111    Agreement              locomotives; cannot be
                  02/01/93                                                                             assigned without consent
                                                                                                       [Paragraph XV]

LOCOMOTIVE        08/16/93    Union Pacific       1416 Dodge Street, Room 200   Equipment Lease        No assignment provisions in
LEASE/SALE                    Railroad Company    Omaha, Nebraska 68179                                contract
AGREEMENTS                    (Lessee)            Attn: Larry Anderson, Manager
                                                  Leases
                                                                                Lease for 2 MK1200G
                                                                                natural gas fueled
                                                                                Caterpillar powered
                                                                                switcher Locomotives

JOINT VENTURE     03/09/93    Caterpillar         100 N.E. Adams Street         Professional Services  Joint venture for development
AGREEMENTS                    Logistics           Peoria, Illinois 61629        Agreement              of logistics strategy for
                              Services, Inc.                                                           distribution in North
                                                                                                       America; no assignment
                                                                                                       provisions

JOINT VENTURE     03/31/92    Caterpillar, Inc.   100 N.E. Adams Street         Marketing and Supply   Requirements contract for CAT
AGREEMENTS                                        Peoria, Illinois 61629        Agreement              engines to use in MKC
                                                  Attn: Richard L. Thompson,                           locomotives; agreement to
                                                  Vice President                                       joint market; need CAT assent
                                                                                                       to assignment [Paragraph
                                                                                                       13(e)]

JOINT VENTURE     03/31/92    Caterpillar, Inc.   100 N.E. Adams Street         Joint Development      Agreement to develop
AGREEMENTS                                        Peoria, Illinois 61629        Agreement              prototypes of locomotive
                                                                                                       models; need CAT consent to
                                                                                                       assignment [Paragraph 9]

JOINT VENTURE     03/09/93    Northwest Signals   8911 Santa Anita Drive        Exclusivity            Gives MKC exclusive right to
AGREEMENTS                    & Systems           Boise, Idaho 83704            Agreement              purchase and market Train
                                                                                                       Service Monitor (Odometer);
                                                                                                       requires prior written
                                                                                                       consent for assignment
                                                                                                       [Paragraph 18]


                                               MK-RAIL SCHEDULE OF CONTRACTS AND AGREEMENTS
                                               --------------------------------------------

TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

JOINT VENTURE     12/06/93    Harnischfeger       P.O. Box 310                  Agreement              Exclusive requirements
AGREEMENTS                    Corporation         Milwaukee, Wisconsin 53201                           contract for AC Propulsion
                                                  Attn: Michael Salsieder                              System components; 5-year
                                                                                                       term; consent for assignment
                                                                                                       required [Paragraph 8.4]

JOINT VENTURE     09/10/93    Nomba, Inc.         4477 Emerald, Suite B-200     Memorandum of          MKC has exclusive rights to
AGREEMENTS                                        Boise, Idaho 83706            Understanding          market Maxitrax System
                                                                                                       worldwide (with exception of
                                                                                                       U.S. and Canada); no
                                                                                                       assignment provisions

INTERNATIONAL     10/12/93    Torque              Av. Angelica, 501,            Agreement for          No specific assignment
CONTRACTS/                    Sociedade           16th Floor                    Technical-Industrial   provisions; contract is
AGREEMENTS                    Anonima             Sao Paulo                     Cooperation and        on-going
                                                  Federal Republic of Brazil    License to Use
                                                  Attn: Mr. Aroldo B. Fuschini  Technology (MKC will
                                                                                assist Torque in
                                                                                pursing locomotive
                                                                                remanufacturing in
                                                                                Brazil)

INTERNATIONAL     09/22/93    Egyptian            ENR Railways Building         Contract No. 22/733    General Conditions for
CONTRACTS/                    National            "Over Shoubra Subway"         for Clean and Repair   Foreign and Local Contracts,
AGREEMENTS                    Railways            Shoubra, Cairo (Egypt)        of 20 Crankcases       Article VII, requires consent
                                                  Arab Republic of Egypt                               to assignment
                                                                                $394,000

INTERNATIONAL     09/22/92    MK Corporation of   Level 6                       Technical Services     Agreement has expired; MKC is
CONTRACTS/                    Australia, Ltd.     65 Berry Street               Agreement              in negotiations for renewal
AGREEMENTS                                        North Sydney NSW 2060
                                                  Australia



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL     08/30/93    Ferrocarriles                                     Agreement for repair   Contract is substantially
CONTRACTS/                    Nacionales De                                     of 52 traction motor   complete; close-out expected
AGREEMENTS                    Mexico                                            frames                 mid-February 1994
                                                                                $365,400

INTERNATIONAL     06/29/92    National Railways   Avenida Jesus Garcia          Leasing Agreement      Contract substantially
CONTRACTS/                    of Mexico           No. 140, 4th Floor            No. 80-5-9013-92       complete, with close-out by
AGREEMENTS                                        Colonia Buenavista                                   mid-February 1994; contract
                                                  Mexico Distrito Federal                              provides it shall not be
                                                  Codigo Postal 06358                                  assigned [Paragraph
                                                                                                       Fourteenth]
                                                                                13 General Motors
                                                                                SD40-2
                                                                                diesel electric
                                                                                locomotives

INTERNATIONAL     07/29/93    National Railways   Avenida Jesus Garcia          Supply and             Contract substantially
CONTRACTS/                    of Mexico           No. 140, 4th Floor            Remanufacture          complete; no assignment
AGREEMENTS                                        Colonia Buenavista            Agreement No.          clause
                                                  Mexico Distrito Federal       80-5-9003-93 (for
                                                  Codigo Postal 06358           traction motors and
                                                                                cooling fans)

INTERNATIONAL     07/30/92    Mendes Junior       Av. Prof. Mario Wernek        Memorandum of          MKC to assist MJI in
CONTRACTS/                    Industrial Ltda.    1685 B. Estoril               Understanding          developing locomotive
AGREEMENTS                                        Belo Horizonte                                       remanufacturing business in
                                                  Brazil 30430                                         Brazil; terminates 07/13/94;
                                                                                                       no assignment provisions

INTERNATIONAL     03/20/92    GEC ALSTHOM N.V.    World Trade Center            Memorandum of          Understanding for MKC to
CONTRACTS/                                        Strawinskylaan 343/1077       Understanding          acquire 6% minority interest
AGREEMENTS                                        XX Amsterdam                                         in Mexican corporation for up
                                                  The Netherlands                                      to $3 million to privatize
                                                  Attn: Mr. Bernard Lebrum                             Mexican railway; contract
                                                                                                       expired 06/30/92;
                                                                                                       confidentiality provisions in
                                                                                                       force for 3 years



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

PROCUREMENT/      11/30/93    National Railway    14400 S. Robey                Purchase Agreement     Supply contract to provide
SUPPLY CONTRACTS              Company             P.O. Box 2270                                        MKC with core locomotive
AND LEASES                    (Supplier)          Dixmoor, Illinois 60426       $8,901,000             engines for rebuilding

PROCUREMENT/      Sent        VMV Enterprises,    1500 Kentucky Avenue          Agreement to Provide   MKC agrees to purchase 25
SUPPLY CONTRACTS  01/18/94    Inc. (Supplier)     Padricah, Kentucky 42003      Locomotives, Engines,  remanufactured EMD SD45
AND LEASES        for                                                           Compressors            locomotives and 25 EMD SD45
                  signature                                                                            cores; no assignment clause;
                                                                                                       VMV is a competitor

                                                                                $22,000,000

PROCUREMENT/      05/01/93    Intermountain Gas   IGC                           Natural Gas Firm       Fixed price locked in through
SUPPLY CONTRACTS  (IGC)       Company (IGC)       555 South Cole Road           Service Contract       08/31/94
AND LEASES        11/20/85    IGI Resources,      P.O. Box 7608                 (IGC) Agency
                  and         Inc. (IGI)          Boise, Idaho 83707            Agreement and Natural
                  09/01/93                        IGI                           Gas Delivery
                  (IGI)                           Lakepointe Central            Agreement
                                                  300 Mallard Drive, Suite 350
                                                  Boise, Idaho 83706

PROCUREMENT/      08/16/93    Union Pacific       1416 Dodge Street, Room 200   Equipment Lease        Contract expires 02/28/94;
SUPPLY CONTRACTS              Railroad Company    Omaha, Nebraska 68179                                need Lessor's consent to
AND LEASES                    (Lessor)                                                                 assignment [Paragraph 15]
                                                                                Lease of one
                                                                                UPP400 Test
                                                                                Caboose

NONDISCLOSURE/    02/17/93    Caterpillar         100 N.E. Adams Street         Confidentiality        Protection of information re:
CONFIDENTIALITY               Logistics           Peoria, Illinois 61629        Agreement              warehousing, transportation,
AGREEMENTS                    Services, Inc.                                                           logistics and consulting
                                                                                                       support; mutual
                                                                                                       confidentiality provisions;
                                                                                                       no provision on assignment



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

NONDISCLOSURE/    09/03/93    Hadady              17506 Chicago Avenue          Exchange of            Hadady involved in design and
CONFIDENTIALITY               Corporation         Lansing, Illinois 60438       Confidential           manufacture of brake rigging
AGREEMENTS                                        Attn: Mr. Gary A. Wagner      Information            components installed in new
                                                  V.P. Sales and Marketing      Agreement              MK5000C locomotives; mutual
                                                                                                       confidentiality provisions;
                                                                                                       consent to assignment
                                                                                                       required [Paragraph 6.2]

NONDISCLOSURE/    04/02/93    Harnischfeger       4107 W. Orchard Street        Exchange of            Mutual confidentiality
CONFIDENTIALITY               Corporation         Milwaukee, Wisconsin 53215    Confidential           provisions re: supply of AC
AGREEMENTS                                        Attn: Robert Hale, V.P.       Disclosure             propulsion system components
                                                  Material Handling Division    Agreement              for use in MKC's Locomotive
                                                                                                       Retrofit Program; consent to
                                                                                                       assignment required
                                                                                                       [Paragraph 6.2]

NONDISCLOSURE/    02/10/93    Minnesota Valley    Two Appletree Square          Exchange of            Mutual confidentiality re:
CONFIDENTIALITY               Engineering, Inc.   Suite 100                     Confidential           design/development program
AGREEMENTS                                        8011-34th Avenue So.          Information            for liquid natural gas and/or
                                                  Bloomington, Minnesota 55425  Disclosure             liquid methane storage
                                                  Attn: C.J. Schoenbauer,       Agreement              delivery and fuel system for
                                                  Executive V.P.                                       MK12G Switcher Locomotive;
                                                                                                       consent to assignment
                                                                                                       required [Paragraph 6.2]

NONDISCLOSURE/    06/30/92    Advanced Rail       114 Greenfield Place          Exchange of            Consultant for design and
CONFIDENTIALITY               Car, Inc.           Los Gatos, California 95030   Confidential           production of steerable
AGREEMENTS                                        Attn: Mr. Paul Wike,          Information            railway trucks for use on
                                                  President                     Agreement              new Caterpillar powered MKC
                                                                                                       locomotives; consent to
                                                                                                       assignment required
                                                                                                       [Paragraph 6.2]

NONDISCLOSURE/    07/15/91    Rockwell            400 Collins Road N.E.         Exchange of            Sharing of proprietary
CONFIDENTIALITY   and         International       Cedar Rapids, Iowa 52498      Confidential           information relating to
AGREEMENTS        03/03/93    Corporation         Attn: Keith A. Halverson,     Disclosure             railroad electronics for
                                                  Manager, Contracts and        Information; as        locomotives; consent to
                                                  Subcontracts                  amended by             assignment required
                                                                                Supplemental           [Paragraph 4.4]
                                                                                Agreement No. 1



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------

NONDISCLOSURE/    09/02/93    Zeta-Tech           900 Kings Highway N.          Letter Agreement       Confidentiality re: marketing
CONFIDENTIALITY               Associates, Inc.    P.O. Box 8407                                        study for MK5000C Locomotive;
AGREEMENTS                                        Cherry Hill, New Jersey 08002                        no assignment provisions
                                                  Attn: Randolph R. Resor

NONDISCLOSURE/    01/27/93    Air Products        7201 Hamilton Boulevard       Exchange of            Consultant re: design and
CONFIDENTIALITY               and Chemicals,      Allentown, Pennsylvania       Confidential           manufacturing of liquid
AGREEMENTS                    Inc.                18195                         Information            natural gas and/or liquid
                                                  Attn: Robert N. Davis         Agreement              methane fueled switcher
                                                                                                       locomotives (MK1200G);
                                                                                                       consent to assignment
                                                                                                       required [Paragraph 6.2]

NONDISCLOSURE/    05/01/93    General Atomics     3550 General Atomics Court    Exchange of            Confidentiality re: A.C.
CONFIDENTIALITY                                   San Diego, California 92121   Confidential           Propulsion Inverters; consent
AGREEMENTS                                                                      Information            to assignment required
                                                                                Agreement              [Paragraph 6.2]

NONDISCLOSURE/    03/29/93    ENTECH Corporation  555 N. Meridian Road          Non-Disclosure and     Re: 6-month testing of
CONFIDENTIALITY                                   Meridian, Idaho 83642         Confidentiality        Entech's "Energy Release"
AGREEMENTS                                                                      Agreement              metal conditioner in Utah
                                                                                                       locomotives; consent to
                                                                                                       assignment required
                                                                                                       [Paragraph 6.2]; 3 year
                                                                                                       confidentiality term

NONDISCLOSURE/    09/20/93    Elettromeccica      via C. Romani 10              Exchange of            For provision of North
CONFIDENTIALITY               Parizzi S.p.A.      20091 Bresso                  Confidential           America service proven
AGREEMENTS                                        Milano                        Disclosure             propulsion system for
                                                  Italy                         Agreement              use on MK5000AC Program;
                                                  Attn: Dr. Ing. Massimo                               requires consent to
                                                  Maggioni                                             assignment [Paragraph 6.2]
                                                  0039-2-665231



TYPE              DATE        PARTY               ADDRESS                       DOC TYPE
                                                                                AMOUNT                 REMARKS/ASSIGNMENT PROVISIONS

- - ------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS     06/30/92,   Union Pacific       1416 Dodge Street             Test Agreement         UP grants MKC license to use
CONTRACTS/        renewed     Railroad Company    Omaha, Nebraska 68179                                its trackage on "Boise
INVOICES          04/02/93    (Licensor)          (402) 271-3753                                       Cutoff" between Boise and
                  for 1                                                                                Orchard to test rebuilt
                  year                                                                                 locomotives; consent to
                                                                                                       assignment required
                                                                                                       [Paragraph 6]

MISCELLANEOUS     12/21/79    Union Pacific       1416 Dodge Street             Agreement [License]    Testing of MK locomotives by
CONTRACTS/        - until     Railroad Company,   Omaha, Nebraska 68179                                Railroad over Nampa branch
INVOICES          termina-    a Utah              File #416                                            lines and main line between
                  ted w/      corporation         CD. No. 51973-10                                     Hinkle, Oregon and Pocatello,
                  10-day                                                                               Idaho
                  notice

MISCELLANEOUS     06/14/93    Railsoft, Inc.      1805 S. Ponce Deleon          Software Development   Contract for development of
CONTRACTS/                                        Ave. N.E.                     Agreement              Train Performance Simulation
INVOICES                                          Atlanta, Georgia 30307                               Model (TrainSim) Software;
                                                                                                       MKC can assign with prior
                                                                                                       written approval (Paragraph
                                                                                                       9.03)

NON-COMPETITION   10/05/91    Zero Defects,       615 East 43rd Street          NonCompetition         5-year term; MKC agrees to
AGREEMENTS                    Incorporated        Boise, Idaho 83714            Agreement              purchase electronic control
                                                  Attn: Julie Bertoni                                  modules and components; any
                                                                                                       assignment without prior
                                                                                                       written consent is void
                                                                                                       [Paragraph 7]

UNION             06/30/92    International       5105 S. Apple                 Agreement              Contract term ends 06/03/95,
CONTRACTS                     Union of            Boise, Idaho 83705                                   with automatic one-year
                              Operating           (208) 344-8414                                       renewals unless 60-day notice
                              Engineers,                                                               given; MKC required to
                              Local No. 370                                                            contribute $0.70 per hour
                                                                                                       worked into Idaho Operating
                                                                                                       Engineers - Employers Pension
                                                                                                       Trust Fund (any MultiEmployer
                                                                                                       Pension Plan Withdrawal
                                                                                                       liability?)


                                                         LITIGATION SUMMARY


- - ------------------------------------------------------------------------------------------------------------------------------------
- - ------------------------------------------------------------------------------------------------------------------------------------

Matter   Contract No./                                                             Amt. of                    MK
 No.     Case No.         State            Plaintiff             Defendant          Claim         Type       Atty        Misc.
- - ------------------------------------------------------------------------------------------------------------------------------------
93-26    A-0193-2666       Idaho      Blair, Alan R.        Morrison Knudsen     $124,084       Employment   EVA   No Insurance.
                                                            Corp.                               Claim

- - ------------------------------------------------------------------------------------------------------------------------------------
92-63       3068         New York     Shalom, Ellyahu       Herbert J. Baldwin   $1,006,000     Personal     HEW   Covered by
                                                            and Morrison-Knudsen                Injury             Insurance
                                                            Company, Inc.                       Litigation
- - ------------------------------------------------------------------------------------------------------------------------------------
93-14                  Pennsylvania   Delandro              Power Parts          $15,000        Personal     EVA   No Insurance.
                                      (See 93-13)           Company               (max)         Injury
                                                                                                Litigation
- - ------------------------------------------------------------------------------------------------------------------------------------
93-20       2584           Idaho      Skyline Properties    Morrison Knudsen                    Environ-     EVA   No Insurance.
                                                            Corp.                               mental
- - ------------------------------------------------------------------------------------------------------------------------------------
93-13                  Pennsylvania   Matyko (See 93-14)    Power Parts          $15,000        Personal     EVA   No Insurance.
                                                            Company               (max)         Injury
                                                                                                Litigation
- - ------------------------------------------------------------------------------------------------------------------------------------
93-2    1990 CF 2471     Illinois     Benhaddou, Bellabas   Alert                $160,000       Employment   EVA   No Insurance.
                                                            Manufacturing        (Plaintiff's   Claim
                                                            Supply Co.           Offer)
- - ------------------------------------------------------------------------------------------------------------------------------------
93-75                    Argentina                                                              Misc.        JES   MK Rail of
                                                                                                Collections        Argentina.
- - ------------------------------------------------------------------------------------------------------------------------------------
93-77                    Argentina                                                              Misc.        DAC   Rail-Cormine
                                                                                                Collection         Contract.
- - ------------------------------------------------------------------------------------------------------------------------------------
93-72       7043       Pennsylvania                                                                          JES   Rail-Motor Coils
                                                                                                                   General Contract.
- - ------------------------------------------------------------------------------------------------------------------------------------
93-107                   Illinois     Carpenter, Robert     Power Parts                         Employment   EVA
                                                            Company                             Claim
- - ------------------------------------------------------------------------------------------------------------------------------------
93-112   63512/2584      Illinois     Matya, Douglas M.     Chicago &            $400,000       Personal     HEW   Includes $100,000
                                      and Marla             Northwestern           (max)        Injury             loss of
                                                            Transportation Co.                  Litigation         consortium claim.
                                                            & MK Corporation                                       Covered by Insur-
                                                                                                                   ance.
- - ------------------------------------------------------------------------------------------------------------------------------------
93-128      3366                                                                                Misc.        JMR   Rail-Traction
                                                                                                Collections        Motor, Locomotive
                                                                                                                   (LNG Fuels), LNG
                                                                                                                   Vaporizin; Rail
                                                                                                                   Systems Overhead
- - ------------------------------------------------------------------------------------------------------------------------------------
93-130                                                                                          Misc.        JMR   Rail-Locomotive
                                                                                                Collection         Shop (patents).
- - ------------------------------------------------------------------------------------------------------------------------------------



- - ------------------------------------------------------------------------------------------------------------------------------------
- - ------------------------------------------------------------------------------------------------------------------------------------

Matter   Contract No./                                                             Amt. of                    MK
 No.     Case No.         State            Plaintiff             Defendant          Claim         Type       Atty        Misc.
- - ------------------------------------------------------------------------------------------------------------------------------------
93-127      3366           Idaho                                                                General      JMR   Rail-Alert Manu-
                                                                                                                   facturing/Power
                                                                                                                   Parts (general);
                                                                                                                   Rail Systems
                                                                                                                   Overhead.
- - ------------------------------------------------------------------------------------------------------------------------------------
93-219                     Idaho                                                                Misc.        SGH   Rail-general.
                                                                                                Collections
- - ------------------------------------------------------------------------------------------------------------------------------------
93-283                 Pennsylvania   Motor Coils           United               $25,000        Contract     EVA
                                      Manufacturing Co.     Transportation                      Dispute
                                                            Corporation
- - ------------------------------------------------------------------------------------------------------------------------------------
93-326   M-93-08177        Idaho      State of Idaho        Dan Kirkright and                   Criminal     RDP   ?
                                                            Kenneth W. Hawk                     litigation
- - ------------------------------------------------------------------------------------------------------------------------------------
93-330                     Idaho      John Cooley           Morrison Knudsen                    Employment   RDP
                                                            Corporation                         litigation
- - ------------------------------------------------------------------------------------------------------------------------------------
93-345                   Illinois     William Stewart       Morrison Knudsen                    Personal     HEW   ?
                                                                                                Injury
                                                                                                Claim
- - ------------------------------------------------------------------------------------------------------------------------------------
93-349                  California    Morrison Knudsen      Little, David        $800,000       Fraud        RDP   No Insurance. ?
                                      Corporation                                               litigation
- - ------------------------------------------------------------------------------------------------------------------------------------

- - ------------------------------------------------------------------------------------------------------------------------------------
- - ------------------------------------------------------------------------------------------------------------------------------------



HORNELL                                                   SP CORE PURCHASES

- - ------------------------------------------------------------------------------------------------------------------------------------
- - ------------------------------------------------------------------------------------------------------------------------------------
LINE      UNIT       ROAD     SUPPLIER          UNIT           UNIT             UNIT           MISSING MAJOR
ITEM      MODEL     NUMBER                    LOCATION      DESTINATION         COST             MATERIAL               COMMENTS
- - ------------------------------------------------------------------------------------------------------------------------------------
- - ------------------------------------------------------------------------------------------------------------------------------------
  1       SD45       6520     NATIONAL           VMV          HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
  2       SD45       6550     NATIONAL         SILVIS         HORNELL           $75,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
  3       SD45       6659     NATIONAL         SILVIS         HORNELL           $75,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
  4       SD45       6534     NATIONAL           VMV          HORNELL           $65,000.00    AR10's T. MOTORS           REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
  5       SD45       6583     NATIONAL           VMV          HORNELL           $65,000.00    AR10's T. MOTORS           REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
  6       SD45       9058     NATIONAL         SILVIS         HORNELL           $75,000.00    AR10's T. MOTORS           REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
  7       SD45       9130     NATIONAL         SILVIS         HORNELL           $40,000.00    AR10's T. MOTORS           REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
  8       SD45       6492     NATIONAL         SILVIS         HORNELL           $65,000.00    AR10's T. MOTORS           REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
  9       SD45       9140     NATIONAL         SILVIS         HORNELL           $40,000.00    AR10's T. MOTORS           REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 10       SD45       9020     NATIONAL         SILVIS         HORNELL           $40,000.00    AR10's T. MOTORS           REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 11       SD45       9058     NATIONAL         SILVIS         HORNELL           $40,000.00    AR10's T. MOTORS           REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 12       SD45       9074     NATIONAL         SILVIS         HORNELL           $40,000.00    AR10's T. MOTORS           REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 13       SD45       6196        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 14       SD45       8900        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 15       SD45       8909        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 16       SD45       8913        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 17       SD45       8915        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 18       SD45       8916        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 19       SD45       8917        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 20       SD45       8920        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 21       SD45       8923        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 22       SD45       8927        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 23       SD45       8937        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 24       SD45       8939        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 25       SD45       8942        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 26       SD45       8901        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 27       SD45       6589        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 28       SD45       6685        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 29       SD45       6690        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 30       SD45       6693        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 31       SD45       6694        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 32       SD45       6696        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 33       SD45       6697        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 34       SD45       6699        VMV         PADUCAH KY.      HORNELL           $65,000.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 35       SD45        909        BLO             BLO          HORNELL           $81,666.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 36       SD45       6206        BLO             BLO          HORNELL           $81,666.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 37       SD45       6574        BLO             BLO          HORNELL           $81,666.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 38       SD45        968        BLO             BLO          HORNELL           $81,666.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 39       SD45       6573        BLO             BLO          HORNELL           $81,666.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 40       SD45        973        BLO             BLO          HORNELL           $81,666.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 41       SD45        951        BLO             BLO          HORNELL           $81,666.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 42       SD45       6553        BLO             BLO          HORNELL           $81,666.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
 43       SD45        958        BLO             BLO          HORNELL           $81,666.00        COMPLETE               REMAN
- - ------------------------------------------------------------------------------------------------------------------------------------
                                           TOTALS                            $2,849,994.00


                                    EXHIBIT A
                                    ---------

              CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT


          THIS CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT ("Corporate Services Agreement"), is made as of the 25th day of February 1994. The parties ("Parties") to this Corporate Services Agreement are MK RAIL CORPORATION, a Delaware corporation ("MK Rail"), and MORRISON KNUDSEN CORPORATION, an Ohio corporation ("Morrison Knudsen").


                                    RECITALS

          WHEREAS, MK Rail is a wholly-owned subsidiary of Morrison Knudsen;

          WHEREAS, Morrison Knudsen intends to transfer certain assets relating to its locomotive division operations to MK Rail, effective as of February 1, 1994 ("Closing Date") pursuant to the terms of that certain Transfer Agreement between the Parties of even date herewith ("Transfer Agreement");

          WHEREAS, prior to the Closing Date, Morrison Knudsen has provided (i) certain support services, including accounting, reporting, tax preparation, risk management and human resources and related support services (individually and collectively, "Support Services"), and (ii) certain research and development, technical, engineering, environmental, scientific, legal and related services (individually and collectively, "Professional Services"), that are used or shall be useful in the day-to-day


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 1 operations of MK Rail after the Closing Date (such Support Services and Professional Services are sometimes referred to collectively hereinafter as the "Services"); and

          WHEREAS, from and after the Closing Date, MK Rail may desire from time to time to purchase certain Support and Professional Services from Morrison Knudsen and Morrison Knudsen desires to provide and sell such Support and Professional Services to MK Rail, all upon the terms and subject to the conditions set forth in this Corporate Services Agreement.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:


                                    ARTICLE I

                                SUPPORT SERVICES

          Subject to the provisions of this Corporate Services Agreement, Morrison Knudsen is prepared to provide to MK Rail, at the request of MK Rail, the following Support Services:

          1.1  ACCOUNTING SERVICES.

               1.1.1 SERVICES TO BE PERFORMED. "Accounting Services" shall include (a) preparation of consolidated financial statements, preparation of monthly statements, including income and cash flow statements and balance sheets with customary supporting documentation and any related data collection



CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 2

(including monthly MK Rail home office business activity) and processing necessary for the preparation of such financial statements, and (b) upon the request of MK Rail, such other accounting and related data processing services as have been customarily provided by Morrison Knudsen to MK Rail or its predecessor in interest prior to the Closing Date. Accounting Services shall not include SEC Reporting Services or Tax Preparation Services.

               1.1.2 MAXIMUM TIME PERIODS. Morrison Knudsen shall not be required to provide Accounting Services requiring more than an average of 50 hours per month or a maximum of 600 hours per year, it being understood by the Parties that the amount of Accounting Services required will vary from month to month.

          1.2  SEC REPORTING SERVICES.

               1.2.1 SERVICES TO BE PERFORMED. "SEC Reporting Services" shall include assistance in the preparation of (a) Quarterly Reports on Form 10-Q and (b) Annual Reports on Form 10-K to be filed with the Securities and Exchange Commission.

               1.2.2 MAXIMUM TIME PERIODS. Morrison Knudsen shall not be required to provide SEC Reporting Services requiring more than an average of 40 hours per month or a maximum of 480 hours per year, it being understood by the Parties that the amount of SEC Reporting Services required will vary from month to month.


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 3

          1.3  TAX PREPARATION SERVICES.

               1.3.1 SERVICES TO BE PERFORMED. "Tax Preparation Services" shall include assistance in the preparation and filing of federal, state and local tax returns and statements for MK Rail.

               1.3.2 MAXIMUM TIME PERIODS. Morrison Knudsen shall not be required to provide Tax Preparation Services requiring more than an average of 30 hours per month or a maximum of 360 hours per year, it being understood by the Parties that the amount of Tax Preparation Services required will vary from month to month.

          1.4  RISK MANAGEMENT SERVICES.

               1.4.1 SERVICES TO BE PERFORMED. "Risk Management Services" shall include assistance with regular insurance and bonding issues, obtaining insurance and assessing future insurance requirements for MK Rail.

               1.4.2 MAXIMUM TIME PERIODS. Morrison Knudsen shall not be required to provide Risk Management Services requiring more than 25 hours per month, it being understood by the Parties that the amount of Risk Management Services required will vary from month to month.

          1.5  HUMAN RESOURCES SERVICES.

               1.5.1 SERVICES TO BE PERFORMED. "Human Resources Services" shall include assistance in the human resources area, review of existing employee plans and policies, administration of



CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 4 benefit plans, administration of executive compensation and other plans and assistance with ERISA filings.

               1.5.2 MAXIMUM TIME PERIODS. Morrison Knudsen shall not be required to provide Human Resources Services requiring more than 30 hours per month, it being understood by the Parties that the amount of Human Resources Services required will vary from month to month.

          1.6 PROCEDURES. Each request for a Support Service made by MK Rail will be made in writing accompanied by a detailed scope of work and a description of any applicable deadlines ("Service Request"). Morrison Knudsen will review the submitted Service Request and, using the rates and conditions established herein, determine if the Service Request conforms to the terms set forth in this Article 1. If the Service Request so conforms, Morrison Knudsen shall perform the requested Support Service at the rate specified in Section 1.7 hereof. Morrison Knudsen shall not be obligated to perform in respect of any Service Request that does not conform to the terms set forth in this Article 1.

          1.7 RATES. The rate for any Support Services to be provided hereunder shall be equal to the lowest rate charged by Morrison Knudsen at any time within the same calendar year to any independent third party for such services; PROVIDED, however, that in the event no such service is provided by Morrison Knudsen to a third party, the hourly rate for such Support Service shall be the direct hourly rate (which in the case of salaried


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 5 employees shall equal their then-current annual salary divided by 2,080 and, in the case of hourly employees, shall equal their hourly rate) for the Morrison Knudsen employee actually supplying such Support Service multiplied by 1.8. MK Rail will also promptly reimburse Morrison Knudsen for any incidental expenses incurred by Morrison Knudsen in providing the Support Services.


                                    ARTICLE 2

                              PROFESSIONAL SERVICES

          2.1 SERVICES TO BE PERFORMED. Morrison Knudsen agrees to furnish personnel and supporting computer and related services in order to provide Professional Services in support of various MK Rail projects and operations, including research and development services performed by its Advanced Systems division, environmental, engineering, legal and other Professional Services, all on a task by task basis. Each task ("Approved Task") will be authorized by a specific letter of authorization ("Letter of Authorization") from MK Rail, such Letter of Authorization providing a detailed scope of work and the amount of funding or rate basis for such task in accordance with the cost schedules (Attachments I, II and III) attached to this Corporate Services Agreement ("Cost Schedules"). Upon agreement by Morrison Knudsen to the terms of the Letter of Authorization, MK Rail will issue a notice to proceed ("Notice to Proceed") to Morrison Knudsen for the agreed upon scope of work. Each Notice


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 6 to Proceed shall include the agreed upon scope of work and time and, subject to
Section 2.2 hereof, cost of the Service for which it is being issued. MK Rail shall not issue a Notice to Proceed in relation to, and Morrison Knudsen shall not be obligated to perform, any scope of work upon which no agreement has been reached.

          2.2 RATES. For each Approved Task, MK Rail agrees to pay Morrison Knudsen for the Professional Services rendered in accordance with the Cost Schedules. Notwithstanding anything in this Corporate Services Agreement to the contrary, the rates for any Professional Services to be provided hereunder shall be adjusted so that rates charged to MK Rail for any Professional Services are at least as favorable as those charged by Morrison Knudsen to any other third party for Professional Services.


                                    ARTICLE 3

                               BILLING AND PAYMENT

          3.1 SUPPORT SERVICES. On or before the 15th day of each January, March, June and September, Morrison Knudsen shall present MK Rail with an invoice listing the total hours of Support Service performed and the charges, computed as set forth herein, for each Support Service rendered during the preceding three-month period plus an itemization in reasonable detail of the applicable incidental expenses incurred in connection with the delivery of such Support Services, together with unbilled


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 7 charges for the prior three-month period, and such invoice shall be due and payable by the 30th day of that January, March, June and September.

          3.2 PROFESSIONAL SERVICES. Every three months during the performance of Professional Services, Morrison Knudsen shall furnish to MK Rail a statement prepared in accordance with Section 2.1 hereof of all costs incurred by Morrison Knudsen in connection with rendering the Professional Services for the preceding three-month period ("Quarterly Statement"). MK Rail will pay the amount of the Quarterly Statement within 15 days after MK Rail's receipt of the Quarterly Statement. Morrison Knudsen shall maintain accurate accounting records of all reimbursable expenses paid or incurred by Morrison Knudsen in connection with Professional Services performed and shall permit MK Rail to have access at all reasonable times to all records, account books, vouchers, invoices and payrolls relating to direct costs of Professional Services. In case MK Rail desires to make an audit of Morrison Knudsen's records, it shall be completed within 30 days after final billing is presented to MK Rail.


                                    ARTICLE 4

                              TERM AND TERMINATION

          4.1  TERMINATION DATE.  Unless earlier terminated pursuant to Section
4.2 below, this Corporate Services Agreement


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 8 shall remain in effect for a period of two years after the Closing Date ("Termination Date").

          4.2 TERMINATION BY MK RAIL. If MK Rail wishes to terminate any of the Support or Professional Services, it may do so at any time by providing Morrison Knudsen not less than 10 days' prior written notice specifying the Support or Professional Services to be terminated by reference to the appropriate Section of Article 1 or Article 2, as applicable, of this Corporate Services Agreement.

          4.3 EFFECT OF TERMINATION. Upon a valid termination of any of the Support or Professional Services pursuant to Section 4.2 hereof or upon the occurrence of the Termination Date, Morrison Knudsen shall no longer have any obligation to provide any Support or Professional Services to MK Rail. Morrison Knudsen shall be paid for Services rendered and for all expenditures made, obligations incurred, and expenses incurred prior to termination of this Corporate Services Agreement. Upon any termination, all files and records maintained by Morrison Knudsen relating solely to the terminated Support or Professional Services shall be turned over to MX Rail.


                                    ARTICLE 5

                                 CONFIDENTIALITY

          Each of Morrison Knudsen and MK Rail shall hold, and shall cause its consultants and advisors to hold, in strict


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 9 confidence, all confidential information concerning the other in its possession or furnished by the other or the other's representatives at any time, and each Party shall not release or disclose such confidential information to any other person except its auditors, attorneys, financial advisors, bankers, other consultants and advisors or persons with whom a Party has a valid existing obligation to disclose such confidential information and which such third party is bound to maintain such confidentiality, except to the extent that such confidential information (a) is in the public domain through no fault of such Party, (b) has been lawfully acquired from other sources by such Party or (c) such confidential information is required by law to be disclosed. Notwithstanding anything to the contrary contained herein, no Party shall be liable for the inadvertent or accidental disclosure of any confidential information, if such disclosure occurs despite the exercise of the same degree of care as such Party normally takes to preserve and safeguard its own confidential information.


                                    ARTICLE 6

                             LIMITATION OF LIABILITY

          In providing Services hereunder, Morrison Knudsen shall not be liable to MK Rail for, and MK Rail shall hold Morrison Knudsen harmless from, any and all claims arising from errors or omissions, except to the extent that such errors and omissions


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 10 result from the gross negligence or willful misconduct of Morrison Knudsen employees or agents. In no event shall Morrison Knudsen be liable (a) for any consequential damages, including lost profits, loss of use or injury to good will of MK Rail or any other indirect consequential damages or (b) any damages in excess of the sum of the payments made by MK Rail to Morrison Knudsen hereunder, and MK Rail hereby agrees to hold Morrison Knudsen harmless from any liability in excess of that amount. Morrison Knudsen shall have no obligation to preserve any of its areas of expertise or to maintain in its employ any person whatsoever even though such person may be uniquely qualified to render Services hereunder to MK Rail.


                                    ARTICLE 7

                           DRAWINGS AND SPECIFICATIONS

          Morrison Knudsen shall maintain a record set of reproductions of any or all drawings and specifications prepared in connection with any Professional Services provided to MK Rail during the term of this Corporate Services Agreement. Unless directed by MK Rail in writing to do otherwise, Morrison Knudsen may retain one record set of any or all drawings and specifications prepared for MK Rail at the conclusion of any Professional Services or upon termination of this Corporate Services Agreement.


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 11

                                    ARTICLE 8

                              COMPLIANCE WITH LAWS

          Morrison Knudsen agrees to comply with all applicable state, federal and local laws and regulations ("Laws") pertaining to its performance under this Corporate Services Agreement. MK Rail shall not request, and Morrison Knudsen shall not be required to perform, any Services that violate any Laws.


                                    ARTICLE 9

                             INDEPENDENT CONTRACTOR

          The relationship of Morrison Knudsen to MK Rail under this Corporate Services Agreement shall be that of independent contractor.


                                   ARTICLE 10

                                  MISCELLANEOUS

          10.1 COMPLETE AGREEMENT. This Corporate Services Agreement, the Transfer Agreement and the other agreements and documents referred to herein and therein, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

          10.2 GOVERNING LAW. This Corporate Services Agreement shall be governed by and construed in accordance with the laws of


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 12 the State of Delaware, without regard to the principles of conflicts of laws thereof.

          10.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be delivered by hand, mailed by registered or certified mail (return receipt requested) or sent by courier or other express delivery that provides for independent delivery verification to the Parties at the following addresses (or at such other addresses for a Party as shall be specified by like notice) and shall be deemed given on the date on which such notice or communication is delivered to the addresses at the address specified below:

          (a)  If to Morrison Knudsen:

               Morrison Knudsen Corporation
               Morrison Knudsen Plaza
               720 Park Blvd.
               Boise, Idaho 83729
               Attention: Stephen G. Hanks

          (b)  If to MK Rail:

               MK Rail Corporation
               Morrison Knudsen Plaza
               720 Park Blvd.
               Boise, Idaho 83707
               Attention: President

          10.4 AMENDMENTS. This Corporate Services Agreement may not be modified or amended except by an agreement in writing signed by the Parties hereto. on and after the effective date of the Registration Statement on Form S-1 as filed in the Securities and Exchange Commission on February 24, 1994, relating to the sale to the public of shares of common stock of MK Rail, any


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 13 amendment to this Agreement must, in the case of MK Rail, be approved by a committee of the Board of Directors of MK Rail comprised solely of directors who are not officers or employees of MK Rail or any of its affiliates (including Morrison Knudsen).

          10.5 SUCCESSORS AND ASSIGNS. This Corporate Services Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; PROVIDED, however, that no Party may assign or delegate any of its rights or obligations under this Corporate Services Agreement (except to a majority-owned subsidiary) without the consent of the other Party, which consent shall not be unreasonably withheld.

          10.6 NO THIRD-PARTY BENEFICIARIES. This Corporate Services Agreement is solely for the benefit of the Parties hereto and shall not be deemed to confer upon any third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

          10.7 TITLES AND HEADINGS. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Corporate Services Agreement.

          10.8 EXECUTION IN COUNTERPARTS. This Corporate Services Agreement may be executed in counterparts, each of which


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 14 shall be deemed an original, but which together shall constitute one and the same agreement.

          10.9 SURVIVAL. All covenants and agreements of the Parties contained in Article 3, 4, 5, 6, 7 and 9 hereof shall survive termination of this Corporate Services Agreement.


                                      * * *


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 15

          IN WITNESS WHEREOF, the Parties have caused this Corporate Support and Professional Services Agreement to be duly executed as of the day and year first above written.


                                             MK RAIL CORPORATION




                                             By:________________________________
                                                  Title:________________________


                                             MORRISON KNUDSEN CORPORATION




                                             By:_______________________________
                                                  Title:_______________________


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 16

                                  ATTACHMENT I

                                  COST SCHEDULE

     The cost of the Professional Services rendered by Morrison Knudsen under this Corporate Support and Professional Services Agreement shall include specifically, but not necessarily exclusively, the following:

1.   DIRECT LABOR

     (a) Actual costs of salaries and wages of managers, supervisors, engineering personnel, research and development personnel, estimators, planning and scheduling personnel, attorneys, accountants, human resources specialists, stenographers, clerks and other home office and field personnel, as required, for their time devoted to Professional Services.

     (b)   Premium portion of overtime.

2. MARKUP ON DIRECT LABOR: The lowest percentage of Item 1(a) above charged to any client of Morrison Knudsen to cover the cost of payroll burden (vacation, holiday, sick leave, company portion and payroll taxes, group insurance, savings plan and retirement plan); general overhead expenses (office furniture, maintenance of organization ready to serve, and all other expenses incurred by Morrison Knudsen in conducting its business that are not created by or properly chargeable to a specific job); and for profit.

3. OTHER DIRECT COSTS: MK Rail will reimburse Morrison Knudsen for the following other direct costs incurred in the performance of Professional
     Services:

     (a) TRAVEL AND LIVING EXPENSES: Travel and living expenses for Morrison Knudsen personnel engaged in the performance of Professional Services while away from their home office.

     (b) PRINTING AND REPRODUCTION: The costs of blueprints, photostats, and other reproductions in accordance with Morrison Knudsen's standard rates (Attachment II Reprographics Cost Schedule).

     (c) TAXES: Any sales, use, or gross receipts taxes payable by Morrison Knudsen on purchases for Professional Services or on receipts under this Corporate Services Agreement.


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 17

     (d) COMMUNICATIONS: The costs of toll telephone and telegraph service incurred in the performance of Professional Services.

     (e) INSURANCE: The costs of Morrison Knudsen's package policy insurance coverage applicable to this Agreement. The rate is $1.69 per $100 of project revenue, effective 8/l/89.

     (f) COMPUTER COSTS: The cost of Morrison Knudsen's Home Office computer center for the time directly devoted to Professional Services, in accordance with Morrison Knudsen's standard rates (Attachment III-Computing Cost Schedule Commercial Client).

     (G) MISCELLANEOUS COSTS: Any other costs not described above which are proper charges to Professional Services and approved by MK Rail.





CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 18

                                  ATTACHMENT II

                           REPROGRAPHICS COST SCHEDULE
                           (as of December 20, 1993)*

Document Reproduction                        Costs
- - ---------------------                        -----

Specifications                               $0.12 Per Sheet

Correspondence                               $0.12 Per Sheet

Other                                        $0.12 Per Sheet


Drawing Reproduction                         Costs
- - --------------------                         -----

Black and White Prints                       $0.20 Per Square Foot

Sepias                                       $0.50 Per Square Foot

Mylar                                        $1.35 Per Square Foot

1860 Xerox Printer                           $1.00 Per Linear Foot Paper

                                             $1.50 Linear Foot Vellum




- - --------------------
* Subject to revision at any time prior to issuance of applicable Letter of Authorization.


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 19

                                 ATTACHMENT III

                             COMPUTING COST SCHEDULE
                                COMMERCIAL CLIENT
                           (as of December 20, 1993)*

A.   VAX 8600

     1.   UNIT RATES

          (CT) connect Time                       $12.35 Per Hour
          (SRU) System Resource Unit                 .238 Per Hour
          (DS) Disk Storage                          .00052 Per Block
                                                      Per Day

          The SRU charge includes CPU time, pages printed, page faults, buffered I/O, and direct I/O.

          Total Systems Charges = CT + SRU + DS

          SRU Processor Differential              VAX 8600 = 1.0
                                                  Microvax II = 0.25


B.   IBM 3090

     1.   MVS BATCH

          Service Units                           $0.18 Per Thousand
          Tape Mounts                              2.95 Each

          Shift Differential                      0601 to 1800 MST =
                                                   1.00
                                                  1801 to 0600 MST =
                                                    .70

          Job Cost = Shift Differential (Service Units + Tape Mounts)

     2.   CMS:           Service Units            $0.20 Per Thousand

     3.   CICS:          Service Units            $0.40 Per Thousand




- - --------------------
* Subject to revision at any time prior to issuance of applicable Letter of Authorization.


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 20

     4.   STORAGE CHARGE

          Magnetic Tape Rental                    $2.15 Per Month

          Permanent Removal of Magnetic           Current Replacement
          Tape from Library                       Cost x 1.35

          Disk storage charge is included in service unit rate.

C.   CAD SYSTEM

     Microstation                                 $25.00 Per Connect
                                                  Hour

D.   PERSONAL COMPUTER

     Engineering                                  $15.00 Per Hour
     project Controls/Estimating                  $30.00 Per Hour

E.   RATES FOR ADDITIONAL SERVICES

     Pen Plotters                                 $100.00 Per Hour
     Electrostatic Plotters                          6.00 Per Linear Ft
     Digital Image Display                          50.00 Per Hour
     Digitizer                                      20.00 Per Hour
     Data Entry                                     10.00 Per Hour
     Special Backup Tapes                           25.00 Per Tape
     Tape Storage                                    5.00 Per Month
     Word Processing (Machine/System Costs)          7.50 Per Hour
     Hardware IBM 3178 CRT                          65.00 Per Month

F.   SYSTEM DESIGN AND PROGRAMMING

     When Morrison Knudsen's personnel are required to initiate specific programs, to create new programs, or to modify existing programs, their services shall be reimbursed at actual cost plus applicable markup.

G.   MATERIALS COSTS

     The price of stock paper on the VAX 8600 is included in the billing algorithm. Special preprinted forms, cards, etc., will be charged at cost.

H.   EFFECTIVE DATE

     The Computing Cost Schedule is subject to revision with 30 days' prior written notification.


CORPORATE SUPPORT AND PROFESSIONAL SERVICES AGREEMENT - 21

                                    EXHIBIT B

                   ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT


          THIS ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT ("Agreement") is made and entered into as of the 25th day of February, 1994. The parties ("Parties") to this Agreement are MORRISON KNUDSEN CORPORATION, an Ohio corporation ("Morrison Knudsen"), and MK RAIL CORPORATION, a Delaware corporation ("MK Rail").

                                    RECITALS

          WHEREAS, MK Rail is a wholly-owned subsidiary of Morrison Knudsen;

          WHEREAS, MK Rail intends to sell shares of its Common Stock to the public ("Public Offering");

          WHEREAS, pursuant to the terms of that certain Transfer Agreement between the Parties of even date herewith ("Transfer Agreement"), Morrison Knudsen is (i) transferring certain assets relating to its locomotive division operations to MK Rail, effective as of February 1, 1994 (the "First Closing Date"), and (ii) transferring to MK Rail 100% of the issued and outstanding capital stock of its locomotive-related component parts subsidiaries as well as its interest in certain foreign joint venture operations and properties, to be effective not later than one day prior to the effective date of the Public Offering (the "Second Closing Date");

          WHEREAS, in connection with such asset and stock transfers, MK Rail has agreed to assume certain Environmental Liabilities (as hereinafter defined) of Morrison Knudsen, and the Parties desire to set forth the terms and conditions pursuant to which MK Rail shall assume such Environmental Liabilities.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree:


                                    ARTICLE 1
                                   DEFINITIONS

          1.1 GENERAL. As used in this Agreement, capitalized terms defined immediately after their use shall have the respective meanings thereby provided, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
          ACTION: any action, claim, suit, arbitration, inquiry, subpoena, discovery request, proceeding or investigation by or before any court or grand jury, any governmental or other


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 1 regulatory or administrative agency or commission or any arbitration tribunal related to, arising out of or resulting from any Environmental Liability.

          BUSINESS: the operations and business of Morrison Knudsen being transferred to MK Rail pursuant to the Transfer Agreement relating to (a) the remanufacturing of railroad locomotives, (b) the design, development and manufacture of new high-technology locomotives, (c) the design, manufacture, distribution and sale of locomotive component parts, and (d) the provision of locomotive fleet maintenance services, all as more particularly described in the Transfer Agreement.

          ENVIRONMENT: any indoor or outdoor ambient air, surface water, ground water, drinking water, building surface, material surface, land surface or subsurface station.

          ENVIRONMENTAL LAW: any federal, foreign, state, provincial, local, or municipal law (including common law), statute, ordinance, regulation, order, decree, judgment, decision, ruling, permit or authorization (each as may be in effect from time to time) relating or applicable to pollution or protection of health or the environment, including, without limitation, any of the foregoing relating or applicable to emissions, discharges, spills, releases or threatened releases of any Materials of Environmental Concern upon or into the Environment, or human or natural resource exposure to any Material of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Material of Environmental Concern.

          ENVIRONMENTAL LIABILITY: any and all debts, liabilities, warranties and obligations (of any nature or type whatsoever regardless of when arising), whether accrued, contingent or reflected on a balance sheet, including, without limitation, liability for investigatory costs, oversight costs, remediation and cleanup costs, governmental or private response costs and cost recovery actions, natural resource damages, property damages, personal injuries, consequential economic damages, administrative, civil or criminal penalties or forfeitures, and attorneys' fees or other costs of defending an Action or a claim of Environmental Liability under any Environmental Law.

          EPA: the United States Environmental Protection Agency.

          FOREIGN INTERESTS: those certain interests in foreign partnerships, corporations, joint ventures and properties of Morrison Knudsen, as identified and described in the Transfer Agreement.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 2

          IDEO: the Division of Environmental Quality, Idaho Department of Health and Welfare.

          LOSS: any loss, liability, claim, damage, obligation, payment, cost or expense (including, without limitation, the costs and expenses of any Action, any demand, assessment, judgment, settlement or compromise related thereto and reasonable attorneys' fees, disbursements and other charges in connection therewith).

          MATERIAL OF ENVIRONMENTAL CONCERN: any chemical or its derivatives, pollutant, contaminant, hazardous waste, toxic substance, hazardous substance, hazardous material, petroleum, petroleum product or petroleum derivatives.

          POST CLOSURE PERMIT: that certain Post Closure Permit dated January 18, 1991, issued by the Idaho Department of health and Welfare, EPA Identification No. lDD980976831, relating to the ownership and operation by Morrison Knudsen of its Boise locomotive shop.

          REAL PROPERTY: collectively, the real property on which Morrison Knudsen and the Subsidiaries conduct the Business, whether such real property is owned or leased.

          SITE: the Morrison Knudsen Boise Industrial Complex property located at 4600 Apple Street, Boise, Idaho, located in Ada County in the northwest quarter of Section 36, T3N, R2E Boise Meridian, as more particularly described in the Transfer Agreement and Post Closure Permit.

          SUBSIDIARIES: MK Engine Systems Company, Inc., a New York corporation; Alert Mfg. & Supply Co., an Illinois corporation; Clark Industries, Inc., an Illinois corporation; MCM Transportation Co., a Pennsylvania corporation; Motor Coils Manufacturing Co., a Pennsylvania corporation; Power Parts Company, a Nevada corporation; Power Parts Sign Co., an Illinois corporation; and Touchstone, Inc., a Tennessee corporation, and their subsidiaries.

          1.2 ADDITIONAL DEFINITIONS. Capitalized terms not specifically defined herein shall have the meanings ascribed thereto in the Transfer Agreement, which such definitions are incorporated herein by this reference and made a part hereof.


                                    ARTICLE 2
                     ASSUMPTION OF ENVIRONMENTAL LIABILITIES

          2.1 ASSUMPTION BY MK RAIL OF ENVIRONMENTAL LIABILITIES. With the exception of the Post Closure Permit, the terms of the assumption and transfer of which shall be governed by the provisions of Article 3 hereof, MK Rail shall assume the


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 3 liability for and perform at its expense all of the obligations of Morrison Knudsen and MK Rail including, and limited only as provided below in Section 2.3, any investigative or remedial actions required by law or contract, for any Environmental Liability arising before or after the applicable Closing Dates as provided in Section 2.2 hereof and resulting from:

          (a) The operation (whether or not in the normal course) of the Business;

          (b) The actions or omissions of any employee, agent (including any contractor or consultant) of Morrison Knudsen or MK Rail while such employee or agent was employed or performing work or activities in connection with the Business; and

          (c) The presence of any Material of Environmental Concern in, on or under any Real Property.

          2.2 EFFECTIVE DATE. Except as provided in Article 3 below with respect to the Post Closure Permit, the effective date of this Agreement with respect to the Business (excluding the operations of the Subsidiaries and the Foreign Interests) shall be the First Closing Date, and the effective date of this Agreement with respect to the Subsidiaries and the Foreign Interests shall be the Second Closing Date.

          2.3 EXCEPTIONS TO ASSUMPTION OF ENVIRONMENTAL LIABILITIES. Notwithstanding any other provision of this Agreement, MK Rail shall not assume hereunder, and Morrison Knudsen shall indemnify, defend and hold MK Rail harmless against any and all Losses or Actions arising from or relating to, any Environmental Liability resulting directly or indirectly from the conduct by Morrison Knudsen of any activity on any Real Property which is not activity associated with the Business; PROVIDED, however, that, to the extent MK Rail, as of and after the First or Second Closing Date, as applicable, affirmatively contributes to or aggravates the conditions for which Morrison Knudsen otherwise would be liable hereunder, MK Rail shall be liable for any increase in cost or liability attributable directly to such contribution or aggravation by MK Rail.


                                    ARTICLE 3
                         TRANSFER OF POST CLOSURE PERMIT

          3.1 APPLICATION FOR TRANSFER. As soon as practical after the First Closing Date, the Parties shall apply with the EPA and IDEQ for a transfer of the Post Closure Permit from Morrison Knudsen Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Morrison Knudsen, to MK Rail. Such transfer application shall be made in accordance with the requirements relating to Class 1 permit modifications under 40 C.F.R. Section 270.40 (1992).


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 4

          3.2 EFFECTIVE DATE OF TRANSFER. The effective date of the transfer of the Post Closure Permit to MK Rail shall be 90 days after the date of application for transfer provided in Section 3.1 hereof or, if later, the date on which the transfer of the Post Closure Permit to MK Rail has been approved by the EPA and IDEQ ("Permit Transfer Date").

          3.3 DEMONSTRATION OF FINANCIAL REQUIREMENTS. On and after the First Closing Date, Morrison Knudsen shall continue to comply with the requirements of 40 C.F.R. parts 264 and 265, subpart H (Financial Requirements) until such time as MK Rail has demonstrated compliance with such subparts; PROVIDED, however, that in the event MK Rail fails to demonstrate compliance with such Financial Requirements within six months of the First Closing Date, Morrison Knudsen shall issue corporate guarantees for (i) closure and post-closure care and (ii) sudden and non-sudden accidental occurrences, as specified in subpart H of 40 C.F.R. parts 264 and 265. Such corporate guarantees shall be in the form attached as Appendix I and Appendix II hereof, and shall remain in effect until such time as MK Rail shall demonstrate compliance with the requirements of 40 C.F.R. parts 264 and 265, subpart H, as applicable.

          3.4 PERFORMANCE BY MORRISON KNUDSEN. Until the Permit Transfer Date, Morrison Knudsen shall remain responsible for compliance with all of the terms and conditions of the Post Closure Permit, and shall have full liability thereunder as a primary obligor and not as a surety, unless:

          (a) an obligation under the Post Closure Permit is contested in good faith by Morrison Knudsen by dispute resolution under the Post Closure Permit or in any other administrative or judicial forum having jurisdiction; or

          (b)  performance is excused or otherwise not required by EPA and IDEQ.


                                    ARTICLE 4
                            EASEMENT FOR SITE ACCESS

          MK Rail agrees that, so long as Morrison Knudsen has any liability or responsibility under the Post Closure Permit, Morrison Knudsen shall reserve an easement to and on the Site. This easement shall allow Morrison Knudsen, IDEQ, EPA and the agents, employees, contractors, subcontractors, consultants and representatives of any of them access to, entry upon and use of the Site for the exercise of all rights and performance of all obligations of Morrison Knudsen under the Permit and this Agreement, including but not limited to:


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 5

          (a) well drilling, water and water table sampling and monitoring, and water level measuring and monitoring;

          (b)  surface water and sediment sampling and soil sampling;

          (c)  geophysical tests or explorations;

          (d) establishing, operating and maintaining, monitoring and treatment facilities; and

          (e)  conducting such other actions as may be required by EPA or IDEQ.


                                    ARTICLE 5
                         COOPERATION BY MORRISON KNUDSEN

          Morrison Knudsen will cooperate reasonably with MK Rail during Morrison Knudsen's performance of its obligations under the Post Closure Permit and this Agreement (subject always to the lawful authority and direction of EPA and IDEQ), including, but not limited to:

          (a) avoiding any unnecessary interference with the operations of MK Rail at the Site;

          (b) complying with MK Rail's applicable health, safety and security rules;

          (c) providing reasonable advance notice of coming on the Site and of commencement of activities; and

          (d) providing reasonable advance notice and opportunity to confer with Morrison Knudsen, and if necessary EPA and IDEQ, about any activity not required by the Post Closure Permit that Morrison Knudsen intends to propose to EPA and IDEQ that would reasonably be anticipated to cause material physical damage to the Site or any fixture, installation, building or improvement thereon, or to interfere materially with MK Rail's operations.


                                    ARTICLE 6
                           RELATIONSHIP WITH AGENCIES

          6.1 SUBMISSIONS TO AGENCIES. Each of Morrison Knudsen and MK Rail agrees to provide the other Party with copies of all correspondence, reports, plans and validated data pertaining to the Site or any other parcel of Real Property submitted by or on behalf of Morrison Knudsen or MK Rail to IDEQ, EPA or any other state, federal, local or foreign environmental regulatory agency.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 6

          6.2 CONTACT WITH AGENCIES. Morrison Knudsen agrees that until the Permit Transfer Date it will not report to, notify or otherwise communicate with IDEQ or EPA regarding any activities or conditions relating to the Post Closure Permit without either MK Rail being a party to such communication or the prior knowledge and consent of MK Rail.

          6.3 NOTICE OF RELEASES. MK Rail and Morrison Knudsen agree that each of them will provide notice to the other in the event of any release, spill or unpermitted discharge of any Material of Environmental Concern at the Site or at any Real Property that requires notification to EPA, IDEQ or any federal, state, local or foreign environmental regulatory agency.


                                    ARTICLE 7
                                 INDEMNIFICATION

          Except as specifically provided herein, MK Rail agrees to indemnify, defend and hold harmless Morrison Knudsen, its parents, predecessors, successors, present and former subsidiaries, related corporations, divisions, affiliates, shareholders, officers, directors, employees, agents, contractors, subcontractors, consultants, servants, attorney, assigns and representatives of any of them ("MK Indemnitees") from and against any and all Losses arising out of or in any way related to any Environmental Liability assumed by MK Rail hereunder. The terms of such indemnification shall be governed by and consistent with the provision of Article 11 of the Transfer Agreement, the terms and conditions of which are incorporated herein by this reference.


                                    ARTICLE 8
                                RELEASE OF CLAIMS

          MK Rail hereby remises, releases and discharges MK Indemnitees of and from, waives all rights against MK Indemnitees with respect to, and covenants not to sue MK Indemnitees for, any and all past, present and future claims, demands, damages, costs, suits, losses of any kind, liabilities, obligations, actions and causes of action whatsoever, in law or in equity, whether for negligence, breach of contract or warranty, strict liability, nuisance or breach of any duty whatsoever, and the costs, expenses and fees (including without limitation attorneys' fees) related thereto, which any MK Indemnitee had, has or ever shall or may have with respect to any and all of the following ("Released Claim"):

          (a) any economic loss, expenses, costs, fees, lost profits, diminishing of value or marketability of property, loss of customers or revenue, loss of use of any property due to


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 7 casualty, inability to obtain financing at competitive rates, breach of contract of any third party, or any consequential damages whatsoever arising out or related to the ownership, possession or operations of or at the Site and the Real Property, this Agreement, the Transfer Agreement, the Post Closure Permit, any Environmental Liability or the performance or failure to perform any of Morrison Knudsen's obligations under the Post Closure Permit or this Agreement, any delay in obtaining possession or occupancy of the Site or any other Real Property, damage to the Site or any Real Property or any improvements thereon, or interference, hinderance or interruption in the use by MK Rail of the Site or any other Real Property; or

          (b) any personal injury or death or property damage, caused by or contributed to by any MK Indemnitee except for personal injury or death or physical damage to the Site or any building or improvement on the Site caused or contributed to by the negligence of any MK Indemnitee in the performance of any of Morrison Knudsen's obligations under the Post Closure Permit or this Agreement.

          In addition, if any insurer indemnities or pays on behalf of MK Rail all or any part of any Released Claim, then MK Rail agrees to cause any such insurer to waive any and all subrogation rights against MK Indemnitees.


                                    ARTICLE 9
                                  MISCELLANEOUS

          9.1 ASSIGNMENT. This Agreement shall be binding upon MK Rail and Morrison Knudsen and their respective legal representatives, successors and assigns. However, except for assignments to corporate subsidiaries or any other affiliates, or assignments by operation of law, neither MK Rail nor Morrison Knudsen shall assign any rights, obligations or interest in this Agreement without prior written notice to and the written approval of the other. In addition to the foregoing, on and after the effective date of the Public Offering, any amendment to this Agreement must, in the case of MK Rail, be approved by a committee of the Board of Directors of MK Rail comprised solely of directors who are not officers or employees of MK Rail or any of its affiliates (including Morrison Knudsen).

          9.2 GOVERNING LAW. This Agreement shall be governed by the State of Delaware.

          9.3 WAIVER. The failure of any Party to enforce any of the provisions of this Agreement, or the waiver thereof in any instance shall not be construed as a general waiver or relinquishment on the part of such Party of any such provision but the same shall nevertheless be and remain in full force and effect.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 8

          9.4 SEVERABILITY. It is the intent of the Parties that the clauses of this Agreement are severable, and should any part of this Agreement be declared invalid or unenforceable, all other clauses under this Agreement shall remain in full force and effect.

          9.5 MERGER. This Agreement, the Transfer Agreement, and the Related Agreements (as defined in the Transfer Agreement) all of even date herewith, contain the entire agreement between Morrison Knudsen and MK Rail, and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise, of any kind whatsoever relating to the transactions contemplated hereby and thereby. Any changes to this Agreement must be made in writing and executed by each of the parties hereto.

          9.6 NOTICES. All notices or other communications shall be given or made in writing by certified mail, return receipt requested or by commercial overnight delivery service addressed as follows:

          If to Morrison Knudsen:

               Morrison Knudsen Corporation
               Morrison Knudsen Plaza
               720 Park Blvd.
               Boise, Idaho  83729
               Attn:  Stephen G. Hanks

          If to MK Rail:

               MK Rail Corporation
               Morrison Knudsen Plaza
               720 Park Blvd.
               Boise, Idaho  83729
               Attn:  President

          9.7 TITLE AND HEADINGS. Titles and headings to sections and articles herein are inserted for the convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.



ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 9

          9.8 EXECUTION AND COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same agreement.


          IN WITNESS WHEREOF, the parties have caused this Agreement and this Environmental Transfer Agreement to be duly executed as of the day and year first above written.


                              MORRISON KNUDSEN CORPORATION,
                              an Ohio Corporation



                              By
                                -----------------------------------
                                Title:
                                       ----------------------------



                              MK RAIL CORPORATION,
                              a Delaware corporation



                              By
                                -----------------------------------
                                Title:
                                       ----------------------------


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 10

                                   APPENDIX I

                         CORPORATE GUARANTEE FOR CLOSURE
                              OR POST-CLOSURE CARE

          Guarantee made this ___________________, 1994 by MORRISON KNUDSEN CORPORATION, a business corporation organized under the laws of the State of Ohio (herein referred to as "Guarantor"), to the United States Environmental Protection Agency ("EPA"), and the State of Idaho, Department of Health and Welfare, Division of Environmental Quality ("IDEQ"), obligees, on behalf of our subsidiary MK RAIL CORPORATION, a Delaware corporation ("MK Rail"), whose business address is Morrison Knudsen Plaza, 720 Park Blvd., Boise, Idaho 83729.

                                 R E C I T A L S

          1. Guarantor meets or exceeds the financial test criteria and agrees to comply with the reporting requirements for guarantors as specified in 40 C.F.R. Section 264.143(f), Section 264.145(f), Section 265.143(e), and Section 265.145(e).

          2.   MK Rail owns or operates the following facility covered by this
Guarantee:

                    EPA Identification No. 980976831
                    Boise Locomotive Shop
                    4600 Apple Street
                    Boise, Idaho 83705

          This Guarantee is for post-closure care.

          3. "Closure plans" and "post-closure plans" as used below refer to the plans maintained as required by subpart G of 40 C.F.R. parts 264 and 265 of the closure and post-closure care of the facility identified above.

          4. For value received from MK Rail, Guarantor guarantees to EPA and IDEQ that in the event that MK Rail fails to perform post-closure care of the above facility in accordance with the closure or post-closure plans and other permit or interim status requirements whenever required to do so, the Guarantor shall do so or establish a trust fund as specified in subpart H of 40 C.F.R.
part 264 or 265, as applicable, in the name of MK Rail in the amount of the current or post-closure cost estimates as specified in subpart H of 40 C.F.R. parts 264 and 265.

          5. Guarantor agrees that if, at the end of any fiscal year before termination of this Guarantee, the Guarantor fails to meet the financial test criteria, Guarantor shall send within 90


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 11 days, by certified mail, notice to the EPA Regional Administrator for the Region in which the facility is located (with a copy to IDEQ) and to MK Rail that it intends to provide alternate financial assurance as specified in subpart H of 40 C.F.R. part 264 or 265, as applicable, in the name of MK Rail. Within 120 days after the end of such fiscal year, the Guarantor shall establish such financial insurance, unless MK Rail has done so.

          6. The Guarantor agrees to notify the EPA Regional Administrator (with a copy to IDEQ) by certified mail, of a voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code, naming Guarantor as debtor, within 10 days after commencement of the proceeding.

          7. Guarantor agrees that within 30 days after being notified by an EPA Regional Administrator or by IDEQ of a determination that Guarantor no longer meets the financial test criteria or that it is disallowed from continuing as a guarantor of closure or post-closure care, it shall establish alternate financial assurance as specified in subpart H of 40 C.F.R. part 264 or 265, as applicable, in the name of MK Rail, unless MK Rail has done so.

          8. Guarantor agrees to remain bound under this Guarantee notwithstanding any or all of the following: amendment or modification of the closure or post-closure plan, amendment or modification of the permit, the extension or reduction of the time of performance of closure or post-closure, or any other modification or alteration of an obligation of the owner or operator pursuant to 40 C.F.R. part 264 or 265.

          9. Guarantor agrees to remain bound under this Guarantee for so long as MK Rail must comply with the applicable financial assurance requirements of subpart H of 40 C.F.R. parts 264 and 265 for the above listed facility, except that Guarantor may cancel this Guarantee by sending notice by certified mail to the EPA Regional Administrator for the region in which the facility is located (with a copy to IDEQ) and to MK Rail, such cancellation to become effective no earlier than 120 days after receipt of such notice by EPA and IDEQ and MK Rail, as evidence by the return receipts.

          10. Guarantor agrees that if MK Rail fails to provide alternate financial assurance as specified in subpart H of 40 C.F.R. part 264 or 265, as applicable, and obtain written approval of such assurance from the EPA Regional Administrator (and/or IDEQ) within 90 days after a notice of cancellation by the Guarantor is received by an EPA Regional Administrator and by IDEQ from Guarantor, Guarantor shall provide alternate financial assurance in the name of MK Rail.

          11. Guarantor expressly waives notice of acceptance of this Guarantee by the EPA, by IDEQ or by MK Rail. Guarantor also


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 12 expressly waives notice of amendments or modifications of the closure and/or post-closure plan and of amendments or modifications of the facility permit.

          I hereby certify that the wording of this Guarantee is substantially identical to the wording specified in 40 C.F.R. Section 264.151(h) as such regulations were constituted on the date first above written.

          Effective Date: ______________________, 1994.

                              MORRISON KNUDSEN CORPORATION



                              By
                                ----------------------------------
                                Name:
                                      ----------------------------
                                Title:
                                      ----------------------------

STATE OF IDAHO      )
                    )  ss.
County of Ada       )

           On this ______ day of _____________ 1994, before me,
___________________________________, a Notary Public in and for said State, personally appeared, ___________________________________, known or identified to me to be the president of MORRISON KNUDSEN CORPORATION, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                              -----------------------------------------
                              Notary Public for Idaho
                              Residing at______________________________
                              My commission expires____________________


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 13

                                   APPENDIX II


                        GUARANTEE FOR LIABILITY COVERAGE

          Guarantee made this _________________________, 1994 by MORRISON
KNUDSEN CORPORATION, a business corporation organized under the laws of the State of Ohio, the principal place of business of which is Morrison Knudsen Plaza, 720 Park Blvd., Boise, Idaho 83729 (herein referred to as "Guarantor"). This Guarantee is made on behalf of our subsidiary MK Rail Corporation, a Delaware corporation ("MK Rail") of Morrison Knudsen Plaza, 720 Park Blvd., Boise, Idaho 83729, to any and all third parties who have sustained or may sustain bodily injury or property damage caused by sudden and/or non-sudden accidental occurrence arising from operation of the facility covered by this Guarantee.

                                 R E C I T A L S

          1. Guarantor meets or exceeds the financial test criteria and agrees to comply with the reporting requirements for guarantors as specified in 40 C.F.R. Section 264.147(g) and Section 265.147(g).

          2. MK Rail owns or operates the following hazardous waste management facility covered by this guarantee.

                    EPA Identification No. 980976831
                    Boise Locomotive Shop
                    4600 Apple Street
                    Boise, Idaho 83705

          This corporate guarantee satisfies RCRA third party liability requirements for both sudden and non-sudden accidental occurrence in the above-named owner or operator facility for coverage in the amount of $________________ for each occurrence and $___________________ annual aggregate.

          3. For value received from MK Rail, Guarantor guarantees to any and all third parties who have sustained or may sustain bodily injury or property damage caused by sudden and/or non-sudden accidental occurrence arising from operations of the facility covered by this guarantee, that in the event that MK Rail fails to satisfy a judgment or award based upon a determination of liability for bodily injury or property damage to third parties caused by sudden and/or non-sudden accidental occurrences, arising from the operation of the above-named facility, or fails to pay an amount agreed to in settlement of a claim arising from or alleged to arise from such injury or damage, the Guarantor will satisfy such judgments) award(s) or settlement agreements) up to the limits of coverage identified above.



ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 14

          4.   Such obligation does not apply to any of the following:

               (a) Bodily injury or property damage for which MK Rail is obligated to pay damages by reason of the assumption of liability in the contract or agreement. This exclusion does not apply to liability for damages that MK Rail would be obligated to pay in the absence of the contract or agreement.

               (b) Any obligation of MK Rail under a workers' compensation, disability benefits or unemployment compensation law or any similar law.

               (c)  Bodily injury to:

                    (i) An employee of MK Rail arising from, and in the course of, employment by MK Rail; or

                    (ii) The spouse, child, parent, brother or sister of that employee as a consequence of, or arising from, and in the course of employment by MK Rail. This exclusion applies:

                          (A)   Whether MK Rail may be liable as an employer or
in any other capacity; and

                          (B)   To any obligation to share damages or repay
another person who must pay damages because of the injury to the persons identified in paragraphs (i) and (ii).

               (d) Bodily injury or property damage arising out of the ownership, maintenance, use or entrustment to others of any aircraft, motor vehicle or water craft.

               (e)  Property damage to:

                    (i) Premises that are sold, given away or abandoned by MK Rail if the property damage arises out of any part of those premises;

                    (ii)  Any property owned, rented or occupied by MK Rail;

                    (iii) Property loaned to MK Rail;

                    (iv) Personal property in the care, custody or control of MK Rail;

                    (v) That particular real property in which MK Rail or any contractors or subcontractors working directly or indirectly on behalf of MK Rail are performing operations, if the property damage arises out of these operations.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 15

          5. Guarantor agrees that if, at the end of any fiscal year before termination of this Guarantee, the Guarantor fails to meet the financial test criteria, Guarantor shall send within 30 days, by certified mail, notice to the EPA Regional Administrator for the region in which the facility is located (with a copy to IDEQ) and to MK Rail that it intends to provide alternate liability coverage as specified in 40 C.F.R. Section 264.147 and Section 265.147, as applicable, in the name of MK Rail. Within 120 days after the end of such fiscal year, the Guarantor shall establish such liability coverage unless MK Rail has done so.

          6. The Guarantor agrees to notify the EPA Regional Administrator by certified mail (with a copy to IDEQ) of the voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code, naming Guarantor as debtor, within 10 days after commencement of the proceeding.

          7. Guarantor agrees that within 30 days after being notified by an EPA Regional Administrator or by IDEQ of a determination that Guarantor no longer meets the financial test criteria or that it is disallowed from continuing as a guarantor, it shall establish alternate liability coverage as specified in 40 C.F.R. Section 264.146 or Section 265.147 in the name of MK Rail, unless MK Rail has done so.

          8. Guarantor reserves the right to modify this agreement to take into account amendment or modification of the liability requirements set by 40 C.F.R. Section 264.147 and Section 265.147, provided that such modification shall become effective only if an EPA Regional Administrator (and/or IDEQ) does not disapprove the modification within 30 days of receipt of notification of the modification.

          9. Guarantor agrees to remain bound under this guarantee for so long as MK Rail must comply with the applicable requirements of 40 C.F.R. Section
64.147 and Section 265.147 for the above listed facility, except as provided in paragraph 10 of this Agreement.

          10. Guarantor may terminate this Guarantee by sending notice by certified mail to the EPA Regional Administrator of the region in which the facility is located (with a copy to IDEQ) and to MK Rail, provided that this Guarantee may not be terminated unless and until MK Rail obtains, and the EPA Regional Administrator (and IDEQ) approve, alternate liability coverage complying with 40 C.F.R. Section 264.147 and/or Section 265.147.

          11. Guarantor hereby expressly waives notice of acceptance of this Guarantee by any party.

          12. Guarantor agrees that this guarantee is in addition to and does not affect any other responsibility or liability of the Guarantor with respect to the covered facility.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 16

           13. The Guarantor shall satisfy a third party liability claim only on receipt of one of the following documents:

               (a) Certification from the Principal and the third party claimants) that the liability claim should be paid. The certification must be worded as follows, except that instruction in brackets are to be replaced with the relevant information and the brackets deleted:

                          Certification of Valid Claim

               The undersigned, as parties [insert Principal] and [insert name and address of third party claimant(s)], hereby certify that the claim of bodily injury and/or property damage caused by a [sudden or non-sudden] accidental occurrence arising from operating [Principal's] hazardous waste treatment, storage, or disposal facility should be paid in the amount of $[___________________].

          (Signatures)


          -------------------------------------
          Principal

          (Notary)

          (Date)


          (Signatures)

          -------------------------------------
          Claimant(s)

          (Notary)

          (Date)

               (b) A valid final court order establishing a judgment against the principal for bodily injury or property damage caused by sudden or non-sudden accidental occurrences arising from the operation of the Principal's facility or group of facilities.

          14. In the event of combination of this guarantee with another mechanism to meet liability requirements, this guarantee will be considered ["primary" or "excess"] coverage.

          I hereby certify that the wording of the guarantee is substantially identical to the wording specified in 40 C.F.R.


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 17

Section 264.151(h)(2) as such regulations were constituted on the dates shown immediately below.

          Effective Date:____________________________, 1994.

                                   MORRISON KNUDSEN CORPORATION



                                   By____________________________________
                                     Name:_______________________________
                                     Its:________________________________

STATE OF IDAHO      )
                    )  ss.
County of Ada       )

          On this ______ day of ___________, 1993, before me,
_________________________________, a Notary Public in and for said State, personally appeared ____, known or identified to me to be the president of MORRISON KNUDSEN CORPORATION, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                   --------------------------------------
                                   Notary Public for Idaho
                                   Residing at ___________________________
                                   My commission expires__________________


ENVIRONMENTAL LIABILITY TRANSFER AGREEMENT - 18

                                    EXHIBIT C

                  SERVICE MARK AND TRADEMARK LICENSE AGREEMENT

     This AGREEMENT between:

          MORRISON KNUDSEN CORPORATION (referred to herein as "MK CORP"), an Ohio Corporation, located at P.O. Box 73, Boise, Idaho 83729

                         and

          MK RAIL CORPORATION (referred to herein as "MK RAIL"), a Delaware Corporation, located at 720 Park Boulevard, Boise, Idaho 83729 has an effective date of February 14, 1994.

PREMISES

It is recognized:

     (A) that MK CORP is the owner of a family of trademarks, service marks, and U.S. and foreign trademark and service mark registrations and applications for registration in which MORRISON KNUDSEN and "MK" are used in various scripts and/or associated with logo designs;

     (B) that MK CORP, with its predecessors in interest, has continuously used MORRISON KNUDSEN for over seventy five years as a tradename in connection with providing goods and services to various industries including civil engineering and construction, industrial plant engineering and construction, mining exploration, and facility construction, equipment manufacture and repair in the transportation industry including rail locomotive manufacture and repair;

     (C) that MK CORP, with its predecessors in interest, has continuously used MORRISON KNUDSEN and "MK" in plain lettering or in logo form for over seventy five years as a trademark and as a service mark in connection with goods and services of the various industries of paragraph (B) above;

     (D)  that MK CORP is the owner of U.S. applications to register:

                                MORRISON KNUDSEN

          (1) as a trademark for "railway locomotives and parts therefor" (International Class 12 U.S. Serial No. ______________, filed in the United States Patent and Trademark Office on February 14, 1994),
          (2) as a service mark for "manufacture of locomotives and parts therefor", (International Class 40 -- U.S. Serial No. _____________, filed in the United States Patent and Trademark Office on February 14,
          1994); and
          (2) as a service mark for "remanufacture and repair of locomotives and parts therefor" (International Class 37 -- U.S. Serial No. _____________, filed in the United States Patent and Trademark Office on February 14, 1994);

     (E) that MK CORP is the owner of U.S. applications to register the following mark, referred to as the "MK logo":



                                     [Logo]

          (1) as a trademark for "railway locomotives and parts therefor" (International Class 12 -- U. S. Serial No. ______________, filed in the United States Patent and Trademark Office on February 14, 1994),
          (2) as a service mark for "manufacture of locomotives and parts therefor", (International Class 40 -- U.S. Serial No. _____________, filed in the United States Patent and Trademark Office on February 14,
          1994); and
          (3) as a service mark for "remanufacture and repair of locomotives and parts therefor" (International Class 37 -- U.S. Serial No. ____________, filed in the United States Patent and Trademark Office on February 14, 1994);

     (F)  that MK CORP is the owner of the U.S. Application to register:

                                   MK FASTRAIN

          as a trademark for "railway transit cars" (International Class 12 -- U.S. Serial No. 74/424,781, filed in the United States Patent and Trademark Office on August 13, 1993);

      (G) that MK RAIL is interested in an exclusive royalty-free license from MK CORP to use MORRISON KNUDSEN, MK, and the "MK logo" as a trademark for railway locomotives and parts therefor and as a service mark for manufacture, remanufacture, and repair of locomotives and parts therefor; and

      (H) that MK RAIL is interested in a non-exclusive royalty-free license from MK CORP to use MK FASTRAIN for railway locomotives and parts therefor.

     NOW THEREFORE, in consideration of mutual promises and other consideration of the Parties, acknowledged as adequate, MK CORP and MK RAIL agree to the above premises and the following provisions:

     1. MK CORP grants to MK RAIL an exclusive, royalty-free right to use MORRISON KNUDSEN, MK, and the "MK logo" as a trademark for railway locomotives and parts therefor, and as a service mark for manufacturing, remanufacturing and repair of locomotives and parts therefor.

     2. MK CORP grants to MK RAIL a non-exclusive, royalty-free right to use MK FASTRAIN in connection with railway locomotives and parts therefor.

     3. The trademark rights of paragraphs 1 and 2 above, granted as of the effective date of this Agreement, shall be for perpetual use, as designated, of MORRISON KNUDSEN, MK, the "MK logo", and MK FASTRAIN (also referred to herein as THE LICENSED MARKS); subject, however, to MK RAIL complying with quality control standards and trademark usage provisions required as a matter of law for protection of trademark rights.

     4. In rendering and promoting the named manufacturing, remanufacturing, and repair services or distributing and promoting railway locomotives and parts therefor under THE LICENSED MARKS, MK RAIL shall continue to maintain the standards of quality previously established and maintained by MK CORP. As a part thereof, MK RAIL agrees (a) to notify MK CORP of customer complaints which relate to whether such standards are being met, and (b) that such standards of quality may be reviewed and/or modified at reasonable intervals as MK CORP determines to be necessary.

     5. MK RAIL agrees to use THE LICENSED MARKS solely in the form(s) set forth above or as otherwise designated by MK CORP. Any proposed modification by MK RAIL to any of THE LICENSED MARKS requires prior written approval by MK CORP, and if approved, such modified mark shall be subject to registration by MK CORP and licensed to MK RAIL under the terms of this Agreement or as otherwise mutually agreed by the Parties.

     6. MK RAIL agrees to notify MK CORP of usage, or planned usage, of THE LICENSED MARKS internationally. Any of THE LICENSED MARKS to be used in countries other than the United States of America shall be subject to registration by MK CORP with appropriate Trademark Offices of individual countries or of countries which have been grouped for registration purposes. Further, where required by law, an application for registration shall identify MK RAIL as a registered user of THE LICENSED MARKS. Any such international registration(s) shall be licensed to MK RAIL under the terms of this Agreement or as otherwise mutually agreed by the Parties.

     7. MK RAIL agrees, upon request, to reimburse MK CORP for government fees and legal costs associated with registration or maintenance of registration of THE LICENSED MARKS used by MK RAIL.

     8. Use of THE LICENSED MARKS by MK RAIL shall be in accordance with customary trademark usage requirements, and shall include proper notices of trademark registration rights on the goods and in connection with the services offered under or associated with THE LICENSED MARKS. MK CORP shall have the right to monitor use of THE LICENSED MARKS by MK RAIL in order to verify compliance with customary trademark usage requirements and provisions of this Agreement.

     9. MK RAIL agrees that MK CORP is the rightful owner of THE LICENSED MARKS and MK RAIL agrees to avoid any action or practice tending to impair the interests of MK CORP in THE LICENSED MARKS or in any MK CORP mark which comprises MORRISON KNUDSEN or MK.

     10. MK RAIL agrees to assist in maintaining the rights of MK CORP in THE LICENSED MARKS by providing dates and examples of use and/or by executing any document which may reasonably be required by MK CORP from time to time for purposes of obtaining or maintaining registration and/or ownership rights in THE LICENSED MARKS.

     11. If MK RAIL learns of any use by a third-party of a mark similar to any of THE LICENSED MARKS, MK RAIL shall immediately notify MK CORP which shall have the right, in its sole discretion, to determine whether either Party should take action to abate such third-party usage.

     12. This Agreement shall not limit the right of MK CORP to continue to use or to expand use and/or registration of its MORRISON KNUDSEN or MK-related marks.

     13. Use of THE LICENSED MARKS by MK RAIL inures exclusively to the benefit of MK CORP with such continued ownership rights in MK CORP being unaffected in the event of:

     (a) receivership or bankruptcy procedures being undertaken, or papers being filed, for purposes of voluntary or involuntary receivership or bankruptcy of MK RAIL, or

     (b)  MK RAIL being adjudicated bankrupt or insolvent, or

     (c)  MK RAIL discontinuing its business.

     14. MK CORP shall have the right to immediately terminate this license, by giving written notice, if MK RAIL uses any of THE LICENSED MARKS in any manner, or for any purpose, not previously authorized in writing by MK CORP.

     15. Upon termination of this Agreement for any reason, MK RAIL shall cease to use THE LICENSED MARKS and shall return, upon request by MK CORP, all unused written materials which include THE LICENSED MARKS.

     16. Due to (a) the special responsibilities placed on each Party to this Agreement for purposes of maintaining the goodwill of THE LICENSED MARKS and the goodwill of the business associated therewith, and (b) the special trademark usage requirements to avoid loss of trademark rights, license rights granted by this Agreement shall not be assignable, in whole or in part by MK RAIL, or by any action at law, without the prior written consent of MK CORP. The rights granted herein shall immediately terminate in the event of unauthorized assignment or attempt to assign THE LICENSED MARKS and/or registrations thereof without prior written authorization by MK CORP.

     17. This Agreement shall be governed by and construed in accordance with federal trademark and unfair competition law, or by the laws of the State of Idaho where applicable.

     18. This Agreement constitutes the entire understanding between the Parties with respect to its subject matter and supersedes any and all previous representations, understandings and verbal or written agreements between the Parties with respect to the subject matter of this Agreement.




MORRISON KNUDSEN CORPORATION            MK RAIL CORPORATION



___________________________             _______________________________
Stephen G. Hanks, Esq.                  Name:
Executive Vice President,               Title:
    Finance and Administration


Date: _____________________             Date: _________________________